Exhibit 10.21

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the “Agreement”) is entered into as of this 1st day of April, 1999, between CSG Systems, Inc., a Delaware corporation with offices at 7887 E. Belleview Avenue, Suite 1000, Englewood, Colorado 80111 (“CSG”), and Echostar Satellite Corporation, a Colorado corporation with offices at 5701 Santa Fe Drive, Littleton, Colorado 80120 (“Customer”). CSG and Customer agree as follows:

WHEREAS, Customer desires to obtain from CSG, and CSG desires to grant to Customer, a license to use the products set forth below, which, along with any other CSG products subsequently licensed by CSG to Customer under this Agreement, are collectively referred to herein as the “Products,” and which are defined in Schedule B, including its Exhibits, attached hereto and incorporated herein.

ACSR®

ACSR AOI

CSG Statement Express™

XBOI™

CSG Vantage®

Customer Information Tracking® (CIT®)

Computer Based Training (CBT)

WHEREAS, Customer desires to obtain from CSG, and CSG desires to provide to Customer, the Services set forth below, which, along with any other CSG services subsequently provided by CSG to Customer under this Agreement, are collectively referred to herein as the “Services,” and which are defined in Schedule A, including its Exhibits, attached hereto and incorporated herein.

CCS®

Technical Services

Print & Mail Services

Credit Verification Services

One Time and Recurring Credit Card Authorization Services

Electronic Payment Services (Paybill Advantage®)

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, CSG and Customer agree as follows:

1. FEES AND EXPENSES. The Products and Services will be provided for the fees set forth in Schedule F. Customer shall also reimburse CSG for reasonable out-of-pocket expenses (“Reimbursable Expenses”), including travel and travel-related expenses, that are consistent with CSG’s standard travel reimbursement policies except in those instances where expenses are projected to exceed $***, where CSG shall obtain Customer’s prior written consent, and are incurred by CSG in connection with CSG’s performance of its obligations hereunder.

2. INVOICES. Customer shall pay amounts due hereunder that are not in good faith in dispute within ********** (**) days after the date of invoice therefor. Any amount that is not (in good faith) in dispute that is not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of one and ********* percent (***) per month or the maximum rate allowed by applicable law.

3. TAXES. All undisputed amounts payable by Customer to CSG under this Agreement do not include any applicable use, sales, property or other taxes that may be assessable in connection with this Agreement. Customer will pay any taxes in addition to the amount due and payable. If Customer pays any such tax directly to the appropriate taxing authority, Customer shall furnish CSG with the official receipt of such payment. Notwithstanding the foregoing, Customer shall not, however, be liable for any franchise tax, net worth tax, or any other taxes based on, or measured by, CSG’s net income.

4. ADJUSTMENT TO FEES. CSG shall not increase any of the fees specified in this Agreement prior to the first anniversary date of the Effective Date (as defined in Section 18). Thereafter, upon ****** (**) days prior written notice, CSG may increase such fees annually by an amount equal to the lesser of three percent (**) or *** percent of the percentage

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

increase in the Consumer Price Index, Urban Consumers, All Cities Averaged 1982-84 Equals 100 during the prior calendar year as published by the U.S. Department of Labor or any successor index.

5. SHIPMENT. CSG will ship the Products and any incorporated third party software and any other third party software from its distribution center, subject to reasonable delays beyond CSG’s control. CSG and Customer will mutually select the method of shipment via tape or by electronic file transfer for Customer’s account. Customer’s license to the Products commences upon CSG’s delivery of the Products to the carrier for shipment to Customer. Upon timely notice by Customer to CSG, CSG will immediately replace, at CSG’s expense, any Products that are lost or damaged while in route to, or when received by, Customer.

6. EQUIPMENT PURCHASE.

(a) Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers (the “Required Equipment”) that are necessary at Customer’s place of business in order for Customer to utilize the Services and the Products. Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment. At Customer’s request and subject to the terms and conditions of Schedule B, CSG will consult with, assist and advise Customer regarding Customer’s discharge of its responsibilities with respect to the Required Equipment, and CSG may obtain for Customer any Required Equipment at CSG’s then-current prices and on terms and conditions set forth in a separately executed purchase agreement.

(b) If necessary for Customer to receive the Products and/or Services, CSG may provide, at Customer’s option and expense, the required data communications line from CSG’s data processing center to each of Customer’s system site locations set forth in Schedule A and Exhibit B-1 (the “System Sites,” which Customer may amend from time to time), as appropriate. Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

7. PRODUCTS WARRANTIES AND REMEDIES.

(a) Limited Warranty. Except as otherwise provided herein (in Sections that include, but are not necessarily limited to, Sections 7, 8, and 9), CSG warrants that, upon and continuing after delivery for a period of ninety (90) days (the “Warranty Period”) the Products, and any Deliverables provided by CSG under Exhibit A-2, will conform to CSG’s published specifications in effect on the date of delivery or the specifications set forth in the applicable Statement of Work, and the Products and Deliverables will perform in a certified “Designated Environment” (as defined in Section 11) as described in the accompanying Documentation . CSG also warrants that the Services (including, but not limited to, the Technical Services as described in Exhibit A-2) will be performed in accordance with customary industry standards, and in a professional and workmanlike manner. Any third party software provided by CSG under this Agreement shall be provided AS IS, except if/and to the extent that the licensor of any third party software expressly provides a warranty to CSG for the benefit of CSG’s end - user customers, except for enhancements, modifications or changes to such third party software by CSG. CSG represents and Customer acknowledges that (i) the Products and any such third party software may not satisfy all of Customer’s requirements and (ii) the use of the Products and such third party software may not be uninterrupted or error-free. Customer further acknowledges that the fees and other charges contemplated under this Agreement are based on the limited warranty, disclaimers and limitation of liability specified in this Agreement (including, but not limited to this Section and Sections 8, 15, 16 and 17).

(b) Year 2000 Warranty. CSG warrants to Customer that, during the term of this Agreement and at no additional cost to Customer, the Products and Services will be Year 2000 Compliant. “Year 2000 Compliant” means that, when used in accordance with CSG’s specifications (including, but not limited to, the specifications set forth in the Designated Environment), the Products and Service will be able to accurately process date and date related data prior to, during and subsequent to the year 2000, including, but not limited to, leap years, and will not cause any material errors in data processing related to the turn of the century.

(c) Remedies. In case of breach of warranty (under Section 7) or any other duty related to the quality of the Products, Deliverables or Services, CSG or its representative will, subject to the confidentiality provisions of this Agreement, promptly correct or replace any defective Product or Deliverable or reperform the defective service, or if not practicable, CSG will accept the return of the defective Product or Deliverable and refund to Customer (i) the amount actually paid to CSG allocable

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

to the defective Product or Deliverable, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product or Deliverable was not usable. Any claim for a breach of the warranty provided under this Section 7 (of which Customer has actual knowledge or should reasonably be aware) shall be submitted to CSG within ninety (90) days of the event giving rise to the claim. Unless otherwise stated herein, Customer acknowledges that this Subsection 7(c) sets forth Customer’s exclusive remedy, and CSG‘s exclusive liability, for any breach of warranty or other duty related to the quality of the Products, Deliverables or Services. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH BELOW IN SECTION 17.

8. THIRD PARTY SOFTWARE. CSG represents and Customer acknowledges that the Products may incorporate certain third party software and documentation and that Customer’s rights and obligations with respect thereto are subject to any license terms that might accompany such third party software (the “Third Party Rights”). The fees, if any, for any such incorporated and other third party software are set forth in Schedule F. Customer will execute any reasonable additional documents that such vendors may require to enable CSG to deliver the incorporated and other third party software to Customer. CSG makes no warranty and provides no indemnity with respect to any such third party software, except if/and to the extent that the licensor of any third party software expressly provides a warranty or indemnity to CSG’s end-user customers. Maintenance and support of third party software is provided by the licensor of those products. Although CSG may assist with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor, except for modifications or changes to such incorporated and other third party software made by CSG. Unless otherwise stated herein, the fees for incorporated third party software are the responsibility of CSG.

9. THIRD PARTY LICENSES. CSG may provide Customer with Products, third party software and Services subject to patent or copyright licenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (the “Third Party Licenses”). CSG represents and Customer acknowledges that Customer receives no express or implied license under the Third Party Licenses other than the right to use the Products, any third party software and Services, as provided by CSG, in the direct broadcast satellite industry. Any modification of or addition to the Products, third party software or Services or combination with other software, hardware or services not made, provided or authorized in writing by CSG is not licensed under the Third Party Rights, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim. Neither Customer nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services provided by Customer not provided by CSG or (ii) any product or service provided by Customer other than through the authorized use of the Products, third party software or Services as provided by CSG.

10. MAINTENANCE AND SUPPORT.

(a) Standard Support Services. Following expiration of the Warranty Period through the term of this Agreement as set forth in Section 18, CSG will provide Customer its standard support and maintenance of the then-current version of each licensed Product which shall include any and all Updates (excluding any customization) (the “Support Services”). Included in the Support Services is support of the then-current version of the licensed Products via CSG’s Product Support Center, Account Management, publication updates, and the fixes and updates that CSG makes generally available as part of its maintenance and support packages (the “Updates”). If Customer is not utilizing the Products in a certified Designated Environment or Customer has added third party applications, unless such applications have been approved by CSG, Customer will be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates. Custom software modifications are not included in Support Services as Updates, but are covered as Technical Services under Exhibit A-2. The Support Services do not include maintenance and support of any customization or any other third party software. The maintenance and support for any customization will be provided pursuant to the terms, conditions and fees set forth in a separately executed Statement of Work. The maintenance and support for third party products is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

(b) Limitation. Updates or Enhancements (as defined in Schedule B) to any Product will not include any upgrade or new version of the CSG Products that CSG decides, in its sole discretion, to make generally available as a separately priced item. CSG will not be required to (i) develop and release Updates or Enhancements (ii) customize the Updates or Enhancements to satisfy Customer’s particular requests or (iii) obtain Updates or Enhancements to any third party product. If an Update or Enhancement replaces a prior version of a Product, Customer shall, at its option, destroy or promptly return to CSG such prior version and all archival copies upon installing the Update or Enhancement.

3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

11. DESIGNATED ENVIRONMENT. “Designated Environment” means the combination of the other computer programs and hardware equipment that CSG specifies for use with the Products as set forth in Schedule D, or otherwise approved by CSG in writing for Customer’s use with the Products at the system sites set forth in Exhibit B-1 (the “System Sites”). Customer may use the Products only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. If Customer fails to do so or otherwise uses the Products outside the certified Designated Environment, CSG will have no obligation to continue maintaining and supporting the Products. As a condition to and upon execution of this Agreement, CSG shall certify the Designated Environment prior to the commencement of either party’s obligations under this Agreement, including CSG’s obligations to maintain and support the Products, which certification shall be consistent with the terms of this Agreement and not unreasonably withheld. Any other use or transfer of the Products will require CSG’s prior approval, which may be subject to additional charges. CSG will not have any responsibility or liability in connection with malfunctions or any damage resulting from any modification to the Products not authorized by CSG or any use of the Products in connection with software or hardware not included in a certified Designated Environment.

12. REPORTING. On a quarterly basis, within thirty (30) days of the end of every calendar quarter, Customer shall provide CSG with a quarterly report setting forth the then current number of subscribers processed by Customer using the Products and/or Services, and the number of concurrent users of the Products and any third party software by setting forth the number of workstations/seats utilizing each of the Products and any third party software.

13. INDEMNITY.

(a) CSG Rights. CSG represents and warrants that: (i) CSG owns or otherwise has the right to license all U.S. patents, copyrights, trade secrets and other proprietary rights in or to the Products, Services, Deliverables and/or third party software; (ii) the Products, Services and Deliverables do not infringe a U.S. patent, trademark, copyright, trade secret or any other proprietary right owned by a third party; and (iii) CSG possesses the legal right and authority to execute this Agreement and (iv) the execution of this Agreement will not violate any other material agreement or obligation by which CSG may be bound.

(b) Indemnity. Except as set forth in Section 8, if an action is brought against Customer claiming that the Products infringe a United States patent, copyright, trademark, trade secret or other proprietary right owned by a third person, CSG will defend Customer at CSG’s expense and pay any losses, claims, liabilities, damages and costs (including attorney’s fees) finally awarded to a third party and against Customer in the infringement action, but only if (i) Customer notifies CSG promptly upon learning that the claim might be asserted, (ii) CSG has sole control over the defense of the claim and any negotiation for its settlement or compromise and (iii) Customer reasonably cooperates with CSG at CSG’s expense in defending such claim.

(c) Additional Remedy. If a claim described in Section 13(b) may be or has been asserted, Customer will permit CSG, at CSG’s option and expense, to (i) procure the right to continue using the Product, (ii) replace or modify the Product to eliminate the infringement while providing functionally equivalent performance or (iii) accept the return of the Product and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product, less amortization based on a 5-year straight-line amortization schedule and a pro rata share of any maintenance fees that Customer actually paid to CSG for the period that such Product was not usable.

(d) Limitation. CSG shall have no indemnity obligation to Customer under this Section if the infringement claim results from (i) a correction or modification of the Product not provided by CSG or without CSG’s knowledge and consent, (ii) the failure by Customer to promptly install an Update or Enhancement provided by CSG or (iii) the combination of the Product with other items not provided by CSG, and which may not be reasonably anticipated by CSG to be used by Customer or purchased by Customer pursuant to Section 6 herein.

14. MOST FAVORED NATIONS. The charges and fees under this Agreement (including software license, maintenance, and consultancy fees) will be comparable to charges by CSG to other customers whose primary business is providing Multi-Channel Video Programming Services, of like size and similar circumstances, who are subject to similar contract terms and conditions, including, but not limited to, terms and conditions regarding the number of subscribers, term of agreement and overall guaranteed revenue for products and services to CSG (“Similarly Situated Customers”). If CSG should enter into an agreement with a Similarly Situated Customer providing more favorable charges and fees for the same CCS products and services and Print and Mail products and services (“Favorable Charges”), CSG shall agree to offer Customer an opportunity to amend this

4

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Agreement such that Customer benefits from such more Favorable Charges, but only if Customer agrees to be bound by all other material terms and conditions contained in such other more favorable agreement.

15. PAY-PER-VIEW LIABILITY.

(a) Notwithstanding anything to the contrary herein, and except for claims, losses, damages, or expenses incurred by Customer and indemnified by CSG under Section 13, CSG’s total liability for any and all claims, damages, losses or expenses incurred by Customer arising directly or indirectly out of CSG’s processing of pay-per-view information in connection with pay-per-view movies (“PPV Movies”) shall be limited to the fees actually received by CSG from Customer applicable to such pay-per-view processing services related to the specific PPV Movie giving rise to such liability.

(b) Notwithstanding anything to the contrary herein, and except for claims, losses, damages, or expenses incurred by Customer and indemnified by CSG under Section 13, CSG’s total liability for any claims, damages, losses or expenses incurred by Customer arising directly or indirectly out of CSG’s processing of pay-per-view information in connection with pay-per-view events other than PPV Movies (“PPV Events”) shall be limited to the direct damages actually incurred by Customer due solely to CSG’s negligence in the handling of such information, which liability in no event shall exceed *** ******* and ***** ******** dollars ($***) per PPV Event.

(c) In exchange for CSG’s assumption of risk and liability under this Section 15, Customer agrees that: (i) it will only hold CSG liable for losses, damages or expenses incurred by Customer in connection with the processing of a PPV Movie or PPV Event where the aggregate amount of loss, damage or expense incurred by Customer is ***** ******** dollars ($***) or higher; and (ii) CSG’s aggregate liability in connection with its processing of pay-per-view information shall not exceed $*** for any single PPV Movie or any single PPV Event, and CSG’s aggregate liability in connection with its processing of pay-per-view information for all PPV Movies and all PPV Events during any calendar quarter shall not exceed $***.

(d) Any amount paid by CSG to Customer in connection with CSG’s processing of pay-per-view information shall be in the form of a credit applied by CSG to Customer’s current account with CSG. Customer must notify CSG in writing within sixty (60) days of any event(s) giving rise to a claim under this Section 15; if proper notice is not received by CSG within such sixty (60) day period, then Customer agrees that CSG shall have no liability whatsoever for damages arising from CSG’s acts or omissions associated with pay per view activities unless CSG agrees in advance, in writing, to undertake such responsibilities. Any notice given hereunder by Customer shall contain all details necessary for CSG to issue a corrected bill. Both parties agree to use their commercially reasonable best efforts to collect any unbilled or otherwise uncollectable amounts that would give rise to CSG liability hereunder.

16. EXCLUSION OF CERTAIN WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, ANY THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE PRODUCTS AND SERVICES BEING PROVIDED ARE NOT WARRANTED TO BE ERROR-FREE BUT CSG REPRESENTS THAT IT WILL USE REASONABLE COMMERICAL EFFORTS TO CORRECT SUCH ERRORS.

5

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

17. NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR ITS RELATED PERSONS BE LIABLE TO THE OTHER PARTY, THEIR RESPECTIVE LICENSORS AND VENDORS BE LIABLE FOR ANY DAMAGES OTHER THAN DIRECT DAMAGES, SUCH AS CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS (EXCEPT FOR PROFITS LOST DUE SOLELY TO ACTS BY CSG DIRECTLY RESULTING IN THE UNAUTHORIZED DISCLOSURE OF CUSTOMER’S CUSTOMER LISTS), WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON THE OTHER PARTY’S CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, DELIVERABLES, OR SERVICES, THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH EITHER PARTY, ITS LICENSORS OR ITS VENDORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY CUSTOMER ALLOCABLE TO THE SPECIFIC PRODUCT OR SERVICE INVOLVED THAT DIRECTLY CAUSED THE DAMAGE. DESPITE THE FOREGOING EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY. NOR WILL THIS SECTION BE CONSTRUED OR APPLIED SO AS TO LIMIT OR REDUCE CUSTOMER’S FINANCIAL OBLIGATIONS HEREUNDER; OR AS TO LIMIT OR REDUCE CUSTOMER’S LIABILITY IN CONNECTION WITH INTENTIONAL OR GROSSLY NEGLIGENT ACTS WITH RESPECT TO THE PRODUCTS, SERVICES, DELIVERABLES OR THIRD PARTY SOFTWARE; OR TO LIMIT OR REDUCE CSG’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 13.

18. TERM. This Agreement shall be effective on the date of execution by the parties (the “Effective Date”). Unless expiring on its terms or terminated pursuant to Section 19, this Agreement shall continue for a period of three (3) years from the Effective Date (the “Initial Term”) and may be extended for three (3) one (1) year terms (the “Additional Terms”) at Customer’s option with written notice to CSG delivered at least ninety (90) days prior to the expiration of the Initial Term or each one (1) year Additional Term, but in any case the term of this Agreement shall extend for the term of any license granted under an executed Schedule hereto; provided, however, that, such extension shall relate solely to those provisions of the Agreement that survive pursuant to Section 22 hereof. If CSG does not, at least 90 days prior to the expiration of the Initial Term or any Additional Term, receive from Customer written notice of Customer’s intent to extend this Agreement, this Agreement shall not be extended beyond its expiration. The term of any specific license for the Products and the term for any specific Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminated pursuant to Section 19 of this Agreement.

19. TERMINATION. This Agreement or any one or more of the Schedules attached hereto may be terminated for cause in its entirety or as it pertains to a particular Product or Service, as follows:

(a)	If either party materially or repeatedly breaches any material term or condition of this Agreement, except for Customer’s obligation to pay fees, and fails either to substantially cure such breach within thirty (30) days after receiving written notice specifying the breach or, for those breaches which cannot reasonably be cured within thirty (30) days, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach, then the party not in breach may, by giving written notice to the breaching party, terminate this Agreement, in its entirety or as it pertains to a particular Product or Service, as of a date specified in such notice of termination. All of the obligations of the parties contained in this Agreement, except for Customer’s obligation to pay fees (that are not in good faith in dispute), shall be deemed to have been performed in an acceptable manner unless the party not in breach provides the breaching party with written notice as stated above within sixty (60) days of the event giving rise to the breach; provided the party not in breach, knows or should have known about such breach.

(b)	If Customer fails to pay when due any amounts owed hereunder (that are not in good faith in dispute) within thirty (30) days of receiving written notice thereof, CSG may, by giving written notice thereof to Customer, terminate this Agreement or at CSG’s option, CSG may terminate this Agreement as it pertains to any particular Product or Service, as of a date specified in such notice of termination.

(c)

In the event that either party hereto becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment

6

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Agreement as of the date specified in such notice of termination.

(d)	If Customer materially breaches any material term or condition of Section 3 of Schedule B and fails to cure such default within thirty (30) days of receiving written notice specifying the default, CSG may, at CSG’s option, terminate this Agreement in its entirety or only as it pertains to a particular Product or Service, upon 30 days advance written notice and without judicial or administrative resolution. The foregoing sentence shall only apply, however, with respect to intentional or willful acts by Customer.

Upon the termination of the Agreement or any portion hereof for any reason, all rights granted to Customer under this Agreement with respect to the terminated Product or Service will cease, and Customer will promptly (i) purge all the Products from the Designated Environment and all of Customer’s other computer systems, storage media and other files; (ii) at Customer’s option either destroy or return to CSG the Products and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and (iv) pay to CSG all fees (that are not in good faith in dispute) that are due pursuant to this Agreement, including, without limitation, the aggregate Minimum fees otherwise due and payable by Customer, as set forth in Schedule F.

20. TERMINATION ASSISTANCE. Upon expiration or earlier termination of this Agreement by either party for any reason, and provided that Customer has paid CSG any and all fees (that are not in good faith in dispute) and expenses due hereunder as of the date of termination or expiration, CSG will provide Customer reasonable termination assistance for up to one hundred eighty (180) days relating to the transition to another vendor. This termination assistance will be provided to Customer at CSG’s rates that are set forth in Schedule F. Customer will pay CSG, in advance, on the first day of each calendar month and as a condition to CSG’s obligation to provide termination assistance to Customer during that month, an amount equal to CSG’s reasonable estimate of the total amount payable to CSG for such termination assistance for that month.

21. CONFIDENTIALITY.

(a) Definition. Customer and CSG may reveal to each other information relating to each other’s business, the Products, Services and any third party software provided hereunder, which is confidential (the “Confidential Information”), and Customer acknowledges that confidentiality restrictions are imposed by CSG’s licensors or vendors. Confidential Information shall include, without limitation, all of Customer’s and CSG’s trade secrets, and all know-how, design, invention, plan or process and Customer’s data and information relating to Customer’s and CSG’s respective business operations, services, products, research and development, CSG’s vendors’ or licensors’ information and products, Customer’s Customer Lists and all other information that is marked “confidential” or “proprietary” prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b) Restrictions. Each party shall use its commercially reasonable efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. CSG shall protect Customer’s Customer Lists with the same level of care as it utilizes to protect its own customer lists and shall not reveal any customer list information to any third party without the express prior written consent of Customer, which Customer may withhold in its absolute discretion. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Agreement. Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Both parties recognize that Customer’s Customer Lists represent valuable information of Customer and breach of the obligations of confidentiality will result in substantial likelihood of irreparable harm and injury to Customer for which monetary damages would be an inadequate remedy, and which damages would be difficult to measure. Accordingly, CSG agrees that Customer shall have the right, in addition to any other remedies available, to obtain immediate injunctive relief, as well as other equitable relief allowed by a court of competent jurisdiction. The first sentence of Section 17 sets forth those sole circumstances under which CSG may be liable in connection with the unauthorized disclosure of Customer’s Customer Lists. Neither party will allow the removal or defacement of any confidentiality or proprietary notice placed on the other party’s documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

7

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

(c) Disclosure. Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party; (ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its commercially reasonable efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d) Limited Access. Each party shall limit the use and access of Confidential Information to such party’s bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement. If requested, the receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

22. SURVIVAL. Termination or expiration of this Agreement shall not impair either party’s then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Agreement to the contrary, the terms and conditions of those Sections that would logically survive the termination or expiration of this Agreement shall survive.

23. EXCLUSIVITY. While this Agreement is in effect, CSG shall be Customer’s sole and exclusive provider of billing products and services (including Print and Mail Services) related to Customer’s offerings of video services. If, during the term of this Agreement, Customer purchases, is assigned or otherwise acquires subscribers which are utilizing products and services of a third party vendor related to Customer’s video services, Customer shall use all commercially reasonable efforts to convert such subscribers to CSG’s billing services as soon as possible after the termination date of the agreement with such third party vendor. If, based on reasonable and practicable business and economic considerations, any such subscribers cannot be converted to CSG’s billing services within one hundred and eighty (180) days from the termination date of the agreement with such third party vendor, Customer agrees that such subscribers will nonetheless be subject to the terms and conditions of the agreement as of the termination date of such third party agreement, subject only to a mutually agreeable conversion schedule to be determined as soon as reasonably practicable. Nothing contained in this Section 23 shall entitle CSG to be the sole and exclusive provider of billing products and services in connection with subscribers or customers of any entity that is not a party of this Agreement (including, but not limited to, resellers of Customer’s direct broadcast satellite services).

24. NATURE OF RELATIONSHIP. In performing hereunder, both parties are acting as independent contractors and neither party undertakes to perform any obligation of the other, whether regulatory or contractual, or to assume any responsibility for the other’s business or operations. Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties. Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer. Neither party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party.

25. OWNERSHIP. Unless explicitly stated to the contrary in this Agreement, all trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, the Deliverables (as defined under Schedule B), the incorporated third party software or any third party software delivered by CSG (collectively the “Software Products”) are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG’s or its licensor’s proprietary rights or acquire any right in the Software Products, except the limited use or other rights specified herein. Except as otherwise agreed upon in writing between CSG and Customer, CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof. Customer will obtain, at CSG’s reasonable request, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG’s or its licensor’s name.

8

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

26. AUDIT. During the term of this Agreement and for twelve (12) months after its termination or expiration for any reason, upon not less than thirty (30) days prior written notice to CSG, and during normal business hours, Customer may conduct an audit of CSG’s records regarding Reimbursable Expenses and all other payments made by Customer to CSG to verify that Customer has paid the correct amounts during the preceding eighteen (18) month period. Any such audit will be at Customer’s expense and shall be conducted by an independent auditor who shall execute a confidentiality agreement with CSG (in form acceptable to CSG), and shall be conducted in accordance with generally accepted accounting principles. Should such an audit reveal that CSG overbilled Customer and Customer overpaid CSG an amount equal to or greater than five percent (5%) of the correct amount due during the period covered by the audit, CSG shall reimburse Customer for all reasonable costs incurred by Customer in performing the audit, and shall credit Customer’s account with CSG by an amount equal to the amount overbilled and overpaid. If, at the time of such audit, Customer has a zero (0) balance owed to CSG, CSG shall pay Customer for the amount overbilled and overpaid. The remedy for overpayment as set forth in this Section 26 shall represent CSG’s sole and exclusive liability and Customer’s sole and exclusive remedy in connection with any claim that CSG has overbilled and Customer has overpaid any amount under the Agreement.

27. INSPECTION. During the term of this Agreement and for twelve (12) months after its termination or expiration for any reason, CSG or its representative may, upon reasonable prior notice to Customer and during normal business hours, inspect the files, computer processors, equipment and facilities of Customer which are relevant to this Agreement during business hours to verify Customer’s compliance with this Agreement. While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer possesses and which are or may be in violation of this Agreement. Any item that is copied pursuant to the previous sentence shall be subject to the confidentiality restrictions set forth in Section 21.

28. FORCE MAJEURE. Neither party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightening, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, fuel or energy shortages, acts or omissions of any common carrier, strikes, labor disputes, regulatory restrictions, restraining orders or decrees of any court, changes in law or regulation or other acts of governmental, transportation stoppages or slowdowns or the inability to procure parts or materials. These causes will not excuse Customer from paying accrued amounts due to CSG (and not in good faith in dispute) through any available lawful means acceptable to CSG.

29. ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the other party’s prior approval, which approval will not be unreasonably withheld or delayed. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, CSG may assign this Agreement, upon notice to Customer, to a related or unrelated person in connection with a transfer of all or substantially all of its stock or assets to a third party, and Customer hereby consents to such assignment in advance. Further, Customer may, upon notice to CSG, assign this Agreement to an affiliate of Customer or an entity that (i) demonstrates to CSG that it has the financial capability to perform hereunder; and (ii) expressly assumes in writing, in form acceptable to CSG, to assume all of Customer’s obligations hereunder.

30. NOTICES. Any notice or approval required or permitted under this Agreement will be in writing and will be sent by telefax, courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

9

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

If to Customer:	If to CSG:
Echostar Satellite Corp.	CSG Systems, Inc.
5701 South Santa Fe Drive	7887 East Belleview, Suite 880
Littleton, CO 80120	Englewood, CO 80111
Tel: (303) 799-8222 Fax: (303) 723-2199	Tel: (303) 796-2850 Fax: (303) 796-2870
Attn: Purvish Kothari	Attn: President with a copy to General Counsel
Chief Information Officer and Sr. Vice President
and a copy to:
and a copy to:
David Moskowitz	Associate Counsel 2525 N. 117th Ave.
Senior Vice President	Omaha, NE 68164
and General Counsel	Tel: (402) 431-7400 Fax: (402) 431-7226
Echostar Satellite Corp.
5701 South Santa Fe Drive
Littleton, CO 80120
Tel: (303) 799-8222 Fax: (303) 723-2199

31. SOURCE CODE. The parties agree that as soon as reasonably practicable after execution of this Agreement, they shall enter into an exhibit to CSG’s master escrow agreement with CSG’s escrow agent upon terms mutually acceptable to the parties that provide adequate protection of the confidentiality and intellectual property rights of CSG and its third party vendors, and provides reasonable assurance to Customer that the source code will be released upon any triggering event, as set forth in the exhibit. Customer shall pay all costs associated with the establishment, enrollment and maintenance of the escrow account(s) (but not any attorneys’ fee or legal administrative cost in connection therewith). Customer may only use any source code released in accordance with the previous sentence for the purpose of providing internal support and maintenance of the applicable CSG Product licensed hereunder for its use in connection with the CCS Services so long as Customer is not in default of this Agreement, and may not distribute the source code outside of Customer’s organization for any purpose whatsoever.

32. LEGAL ACTIONS. This Agreement shall be governed and construed in accordance with the laws of the State of Colorado, without reference to its conflicts of law rules. Exclusive jurisdiction for all disputes under, or relating to this Agreement, shall be in the county, state or federal courts located within the State of Colorado.

33. MISCELLANEOUS. Any waiver or modification of this Agreement will not be effective unless executed in writing and signed by both parties. This Agreement will bind Customer’s and CSG’s successors-in-interest. If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement. This Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Agreement by this reference, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings.

THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

CSG Systems, Inc. (“CSG”)		Echostar Satellite Corporation (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

Name:	Edward C. Nafus	Name:	Purvish C. Kothari

Title:	Pres., Broadband Services	Title:	Chief Information Officer & Sr. Vice President

10

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SCHEDULE A

Services and System Sites

1. Services. Pursuant to the terms and conditions of the Agreement (including, but not limited to, the attached Exhibits), CSG agrees to provide to Customer, and Customer agrees to purchase from CSG, the Services set forth below, at the System Sites also set forth below (to which list of System Sites may be added additional System Sites pursuant to amendments to this Agreement executed by the parties subsequent to the date of this Agreement):

2. Reliance on Information. In providing any Services, CSG shall be entitled to rely upon and act in accordance with any instructions, guidelines, data or information provided to CSG by Customer, which Customer designates in writing to CSG to provide such instructions, guidelines or information, and shall incur no liability in doing so. Customer shall indemnify, defend and hold CSG, its third party vendors, directors, officers and employees harmless from any and all third party claims, losses, actions, suits, proceedings or judgments, including, without limitation, costs and reasonable attorneys’ fees, incurred by or assessed against such parties resulting, in whole or in part from (i) except for CSG’s gross negligence or unlawful misconduct, any action or failure to act by CSG in reliance on any instruction, approval, election, decision, action, inaction, omission or nonperformance by Customer, its officers, directors, shareholders, employees and agents relating to the Services, or (ii) any information or data provided to CSG by Customer in connection with the Services.

Service	System Site
CCS	Littleton, CO
Thornton, CO
McKees Port, PA
Technical Services	(same)
Print & Mail Services	(same)
Credit Verification Services	(same)
One Time and Recurring Credit Card Authorization Services	(same)
Electronic Payment Services (Paybill Advantage)	(same)

11

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-1

CCS Services

1. CCS Services. Customer will purchase from CSG Customer’s requirements for billing services (the “CCS Services”) for Customer’s subscriber accounts using CSG’s CCS system. The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS processing software, adequate computer time and other mechanical data processing services as more specifically described in the user documents: the User Guide, User Data File Manual, User Training Manual, Conversion Manual, Operations Guide, and Customer Bulletins issued by CSG (the “Documentation”). Customer’s personnel shall enter payments and non-monetary changes on terminal(s) located at Customer’s offices, or provide CSG payment information on magnetic tape or electronic record in CSG’s format. CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification.

2. Implementation/Conversion Services and Fees. CSG shall provide services as described in Schedule D in connection with Customer’s conversion of each System Site and for those added by mutual agreement of the parties to CSG’s data processing system subsequent to the execution of this Agreement (the “Implementation/Conversion Services”). For System Sites added to Schedule A subsequent to the Effective Date of this Agreement, Customer shall pay CSG the fees set forth in Schedule F for the Implementation/Conversion Services.

3. Deconversion Services and Fees. If Customer sells, transfers, assigns or disposes of any of the assets of or any ownership or management interest in any System Site (the “Disposed Site(s)”), Customer agrees to pay CSG the per set deconversion tape fee and the fees for processing and deconverting subscribers, including on-line access fees, as set forth in Schedule F, which amounts shall be due and payable thirty (30) days prior to the intended deconversion of any such Disposed Site(s) from the CCS Services. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in the Agreement, shall have been paid in full.

4. Optional and Ancillary Services. At Customer’s request, CSG shall provide optional and ancillary services, including but not limited to any described in Schedule F at CSG’s then-current prices, or as may otherwise be set forth in Schedule F, and where applicable on the terms and conditions set forth in separately executed Schedules to the Agreement.

5. Customer Information. Any original documents, data and files provided to CSG hereunder by Customer (“Customer Data”) are and shall remain Customer’s property, and upon termination of this Agreement for any reason or deconversion of any System Site, such Customer Data shall be returned to Customer by CSG, subject to the payment of CSG’s then-current rates for processing and delivering the Customer Data, any applicable deconversion fees required under Section 4 hereof and all unpaid charges for services and equipment, if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer under the Agreement. Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of 90 days immediately prior to termination), House Master File, and any other related data or files held by CSG on behalf of Customer.

Agreed and accepted this 1st day of April, 1999, by:

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

12

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-2

Technical Services

1. General. Customer hereby hires CSG, and CSG hereby agrees, to provide Customer with the design, development and/or other consulting services described in a Statement of Work, as defined in Section 2 (collectively, the “Technical Services”) as its independent contractor.

2. Technical Services.

(a) Statements of Work. CSG and Customer will execute a Statement of Work for each design, development and/or other consulting project that Customer wants CSG to undertake. CSG and Customer acknowledge that all Statements of Work will form an integral part of this Agreement.

(b) Location and Access. CSG may perform the Technical Services at Customer’s premises, CSG’s premises or such other premises that Customer and CSG may deem appropriate. Customer will permit CSG to have reasonable access to Customer’s premises, personnel and computer equipment for the purposes of performing the Technical Services at Customer’s premises.

(c) Insurance. CSG will be solely responsible for obtaining and maintaining appropriate insurance coverage for its activities under this Exhibit A-2, including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance.

3. Fees and Expenses. Customer will pay CSG any Project Fees set forth in a Statement of Work, as well as any Reimbursable Expenses incurred in connection with Technical Services performed by CSG, in accordance with the terms and conditions of the Agreement.

4. Intellectual Property. All patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer under this Exhibit A-2 (the “Deliverables”), including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services, are and will be the exclusive property of CSG. During and after the term of this Agreement, CSG and Customer will execute the instruments that may be appropriate or necessary to give full legal effect to this Section 4.

6. Delivery of Items. Upon the expiration or termination of this Agreement for any reason, Customer will promptly pay CSG the Project Fees and Reimbursable Expenses that may be due and outstanding for the Technical Services and Deliverables that CSG has performed, following which CSG and Customer will deliver to the other all notebooks, documentation and other items that contain, in whole or in part, any Confidential Information that either party disclosed to the other in performance of the Technical Services.

7. DBS Product and Service Developments. If, during the term of this Agreement, Customer requires development assistance in connection with functionality requirements in the direct broadcast satellite industry that Customer determines are important to its business operations, CSG agrees that it shall assist Customer, taking into account all of CSG’s reasonable and practicable business considerations with respect to an agreement involving the provision of any such development assistance. Such assistance performed by CSG would be performed on a time and materials basis, at the rates set forth in Schedule F and CSG shall use all commercially reasonable efforts to complete such efforts on an expeditious basis.

8. Non-Solicitation. During the term of this Agreement and for 12 months after its termination, neither Customer nor CSG will, without the other party’s prior approval, solicit or hire any employee of the other party (or its related persons) who has been directly involved in either party’s performance under this Agreement.

Agreed and accepted this 1st day of April, 1999, by:

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

13

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-3

Print and Mail Services

1. Services. CSG will provide to Customer, and Customer will purchase from CSG, Customer’s requirements for the printing and mailing of monthly statements to Customer’s subscribers. Such services to be performed by CSG are referred to as the “Print and Mail Services.”

2. Postage. CSG shall purchase the postage required to mail statements to Customer’s subscribers (“Subscriber Statements”), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall pay CSG for all postage expenses incurred in the performance of the Print and Mail Services in accordance with Schedule F.

3. Reserved.

4. Ancillary Services. At Customer’s request, CSG shall provide the ancillary services described in Schedule F attached hereto (the “Ancillary Services”) for the fees set forth in Schedule F.

5. Enhanced Statement Presentation Services. CSG shall develop a customized billing statement (the “ESP Statement”) for Customer’s subscribers utilizing CSG’s enhanced statement presentation (“ESP”) services. Customer agrees that CSG’s ESP services shall be Customer’s sole and exclusive method of printing and mailing Subscriber Statements. The ESP Statements may include CSG’s or Customer’s intellectual property. “Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and mailing ESP Statements and performing its other obligations pursuant to this Agreement. “CSG’s Intellectual Property” means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG’s public library that may be used in connection with designing, producing and mailing ESP Statements.

(a) Development and Production of ESP Statements. CSG will perform the design, development and programming services related to design and use of the ESP Statements (the “Work”), which will contain Customer’s and CSG’s Intellectual Property and include the Development Fee to be paid by Customer. CSG will create the work product deliverables (the “Work Product”) set forth in a separately executed and mutually agreed upon ESP Work Order (the “Work Order”) or Statement of Work. Except with respect to Customer’s Intellectual Property, Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Work Product or in CSG’s billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce ESP Statements for Customer.

(b) Supplies. CSG will suggest and Customer will select the type and quality of the paper stock, carrier envelopes and remittance envelopes for the ESP Statements (the “Supplies”). CSG shall purchase Customer’s requirements of Supplies necessary for production and mailing of the ESP Statements. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.

(c) Right of Customer’s Intellectual Property. Customer provides to CSG a non-exclusive right to use all of Customer’s Intellectual Property necessary to design, produce and mail the ESP Statements, directly or indirectly for the term of this Agreement. Customer represents and warrants that it owns or has licensed all of Customer’s Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG’s use of Customer’s Intellectual Property on ESP Statements will not constitute a misuse or infringement of Customer’s Intellectual Property or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer’s Intellectual Property and will immediately advise CSG of the loss of Customer’s right to use any of Customer’s Intellectual Property, of all copyright and other notices that must be used in connection with Customer’s Intellectual Property, and of any restrictions on use of Customer’s Intellectual Property relevant to CSG’s activities hereunder.

(d) Indemnification Relating to ESP Statements. Customer shall indemnify, defend and hold CSG harmless from any direct claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related

14

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

thereto (including attorneys’ fees), directly or indirectly resulting from Customer’s breach of any representation or warranty under this Section 5, and the Work Product, except for those arising out of CSG Intellectual Property.

6. Per Cycle Minimum. For each month that this Agreement is in effect, Customer must maintain per each billing cycle a minimum of four thousand (4000) subscribers receiving Subscriber Statements. Should individual billing cycles fall below the minimum, CSG will charge Customer the applicable set up fees defined in Schedule F attached hereto. Customer must have a minimum of four (4) cycles per month but no more than twenty-eight (28) cycles per month.

7. Deposit. At least seven (7) days prior to CSG’s commencement of the Print and Mail Services, Customer shall pay CSG a security deposit (the “Deposit”) for the payment of the expenses described in Sections 2 and 3 of this Exhibit A-3 (the “Disbursements”). The Deposit will equal the estimated amount of Disbursements for one (1) month as reasonably determined by CSG based upon the project volume of applicable services to be performed monthly by CSG. If Customer incurs Disbursements greater than the Deposit for any month, Customer shall, within thirty (30) days of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. If Customer fails to pay the additional amount requested within such 30-day period, CSG may terminate this Agreement pursuant to Section 19. Upon written request from Customer, CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Deposit for three (3) consecutive months. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid during the term of this Agreement and in connection with which CSG has not received written notice that the invoice is in good faith in dispute, and Customer agrees to replenish any such Deposit amount as set forth above. Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

Agreed and accepted this 1st day of April, 1999, by:

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

15

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-4

Financial Services

1. Services. For the fees set forth in Schedule F, Customer shall receive the following Financial Services: Credit Verification Services, Paybill Advantage, One Time and Recurring Credit Card Authorization Services.

2. Compliance with Laws. Both parties will comply in all material respects with all federal, state and local laws and regulations pertaining to consumer credit information (including, without limitation, the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services, provided by CSG under this Exhibit A-4. In the event of clear evidence of fraudulent activity by either party, all Services under this Exhibit A-4 will be discontinued immediately.

3. Records. CSG shall maintain records of the transactions it performs under this Exhibit A-4, but shall not be liable for any damage, loss of data, delays and errors in connection with Services provided under this Exhibit A-4 that are beyond its reasonable control.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

Agreed and accepted this 1st day of April, 1999.

16

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-4(a)

Electronic Payment Services (Paybill Advantage®)

1. Electronic Payment Services. CSG will provide to Customer, and Customer will purchase from CSG Customer’s requirements for its billing services, including backup security for Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Basic Services”) for Customer’s subscriber accounts that elect to utilize Customer’s electronic bill payment services (the “Subscribers”).

2. Basic Services

(a) Consumer Debits. Each Subscriber will have the option to preauthorize a debit to either their checking account or savings account for a predetermined date of Customer’s choosing each month. CSG or, if applicable, its third party provider of the Basic Services or Additional Services, as defined in Section 3 below (the “Vendor”) will be responsible for the disbursement, remittance and settlement of all funds. Vendor will create and submit a preauthorized payment disbursement (“Debit”) according to the standards of the National Automated Clearing House Association (“NACHA”) containing a debit record for Subscribers who have preauthorized monthly Debits to be made from checking or savings accounts on a day designated by Customer each month. Vendor will submit to an automated clearing house, through an originating depository financial institution, data in the required form for the collection of the monthly payments from Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date. Each Debit will be submitted so as to effect the payment on the designated date.

(b) Credit of Remittances. Vendor will prepare a lockbox file reporting each processing Subscriber payment between 6:00 a.m. and 8:00 p.m. on the day the payments settle to Customer’s account. This file will be used to post the Subscriber payments to the Subscriber accounts.

(c) Enrollment Process. Each Subscriber will be required to complete a registration card which authorizes his respective bank to post Vendor Debit transactions to his respective bank checking account or savings account. Each Subscriber will also enclose a voided copy of his personal check and mail the enrollment and check to either Vendor or Customer directly based on Customer’s requirements. If the form is sent to Customer, then Customer will be responsible for sending it to the Vendor. Vendor will enter the enrollment information into its database within 2 business days of receipt by Vendor. Vendor will attempt to contact Customer twice or the Subscriber once regarding any input that cannot be processed. A report stating add/update/delete of Subscribers will be generated for the Customer each business day for which input is processed and sent to Customer. An ACH prenote will be initiated the day the form is processed or the day after the form is processed. The first Debit will be initiated on the appropriate date to effect the Debit on the Subscriber selected Debit date.

(d) Automatic Preauthorized Payments. Vendor shall provide automatic payment deduction which will occur monthly on a date predetermined by Customer. Vendor will query the CSG system after 8:00 p.m. Central Standard Time three days prior to the date the deduction is scheduled to take place to determine the proper Debit amount. If the statement balance is less than the current balance, the statement balance will be used. If the statement balance is greater than the current balance, then the current balance will be used. If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

(e) Settlement. Vendor will credit Customer’s designated account (“Customer’s Settlement Account”) for the gross ACH collection to provide available funds at opening of business on the first banking day after the Subscriber’s actual payment date. ACH payments will settle each banking day that Customer has selected. Debits to Corporate Customer Return Account for returns as described below will be made separately from credit for payments processed from Subscribers. A record of returns will be maintained on-line for 12 months. Customer may establish reasonable parameters for revoking Subscribers’ automatic privileges. Vendor will automatically suspend any accounts that exceed the established parameters and report such actions to the Customer on a daily basis.

(f) Settlement of Returns. Vendor will settle daily returns against a Vendor account. Settlement with Customer will be done daily. Each day for which there are returns, Vendor will initiate a Debit to the Customer’s specified account for the total amount of Debits received by Vendor that day. This Debit will settle into the Customer’s specified account within two days,

17

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

but no later, after the day the returns settle against the Vendor account. First time NSF returns that are deposited by Vendor will not be debited to the Customer’s specified account.

(g) Subscriber Depository Trust. Vendor shall utilize its Vendor Subscriber depository trust settlement account for all transfers of funds relating to the Vendor Services performed by Vendor on behalf of Customer and its Subscribers. Funds relating to Vendor Services performed by Vendor on behalf of Customer and its Subscribers under this Agreement shall be segregated from operational funds of Vendor in accordance with the terms and conditions of the Vendor Subscriber Depository Trust Agreement.

(h) Record Keeping. Vendor will maintain records of all Subscribers’ bill payment activity and transaction billing costs. On-line transactions include scheduled transactions, 90 days of payment history and Subscribers’ personal data. Billing information will be on a monthly basis to CSG or on demand by Customer. Miscellaneous records pertaining to inquiries, other than inquiries pursuant to Federal Reserve Regulation E, will be maintained by Vendor. Records of all bill payment activity shall be retained for a period of at least seven years following the date of any bill payment or any other transaction of other applicable regulatory requirement, whichever is greater. Upon written request, Vendor shall make such records available for examination by CSG or Customer and/or federal or state regulatory authorities.

3. Additional Services. If Customer desires CSG to provide other services in addition to the Basic Services, the parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the “Additional Services”). The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed and dated by both parties. Unless otherwise agreed in writing by the parties in such amendment any such additional services shall be subject to the terms of this Exhibit A-4(a).

4. Subscriber Authorization. Customer shall obtain from each Subscriber the proper documents authorizing automatic transfers to and from such Subscriber’s savings account, checking account or bank card account. Customer will provide only valid authorizations for processing.

5. Review of Reports. To maintain system integrity, Customer will inspect and review all reports and output created from information transferred or delivered by CSG and reject all incorrect reports within five (5) business day after receipt thereof for daily reports and within ten (10) business days after receipt thereof for other than daily reports. Failure to timely reject any report or output shall constitute acceptance thereof, and Customer shall be deemed to have waived its rights and assumed all risks with respect thereto.

6. Collection Data. Customer shall update Subscriber account balance information to provide necessary data for the Basic Services and Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

7. Settlement of Returns. Customer is ultimately responsible when using the daily settlement process as described herein, to cover on a daily basis all return debits incurred by Vendor and in the event collections have ceased, Customer shall pay within ten (10) days any unfunded return amounts not funded to cover all remaining return debits.

8. Vendor Banks. Customer acknowledges and agrees that this Exhibit A-4(a) is only between Customer and CSG and, that as a result (a) Customer gains no relationship with institutions used by Vendor to originate payments on behalf of Customer (“Vendor Bank(s)”); (b) Customer has no authority to make withdrawals or transfers of any funds from Vendor Bank(s); (c) Vendor Bank(s) have no obligation to maintain or provide Customer any separate records or account of Customer’s funds under this Exhibit A-4(a); (d) Customer agrees to look solely to CSG or its Vendor for information relating to payments processed and settlement of Customer’s funds under this Exhibit A-4(a); and (e) Vendor Bank(s) make no representations or warranties, express or implied, of any kind with respect tot the services provided by Vendor Bank(s) or Vendor including, without limitation, those of merchantability and fitness for a particular purpose, which are disclaimed by Vendor Bank(s), to the extent such disclaimers are permitted by law.

18

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

9. Subscriber Reports. If Customer requests that CSG provide Customer with a tape containing information regarding Customer’s Subscribers and related banking information and payment data, then Customer shall pay CSG’s then current rates for such tape.

Agreed and accepted this 1st day of April, 1999, by:

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

19

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-4(c)

Credit Verification Services

1. Credit Verification Services. CSG will provide to Customer, and Customer will purchase from CSG, Customer’s requirements for those consumer credit information, scoring services or other data stored in CSG’s vendors consumer credit reporting database, that are identified as Basic Services in Exhibit A-4(c)(i) (the “Credit Verification Services”) for Customer’s subscriber accounts that elect to utilize Customer’s Credit Verification Services (the “Subscribers”).

2. Use of Credit Information. Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, (v) government licensing, or for other “permissible purposes” as defined by the FCRA, and will neither request nor use any such information for any other purpose.

3. Confidential Treatment. Customer will take reasonable precautions to assure that consumer credit information will be held in strict confidence and disclosed only to those of its respective employees whose duties reasonably relate to the legitimate business purposes for which the information is requested or used to those to whom it may permissibly resell consumer reports hereunder.

4. Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Credit Verification Services.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG’s provider of the Credit Verification Services (the “Vendor”) or its affiliates, whether registered or unregistered, without the Vendor’s prior written consent.

(c) Ownership of Credit Data. Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of the Vendor. Except for the uses specified in this Agreement, nothing contained in this Exhibit A-4(c) shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

Agreed and accepted this 1st day of April, 1999.

20

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-4(c)(i)

Basic Services

Experian Interface:

Basic

ID Verification - a one-position character and corresponding description, indicating the comparison results of Input Name and SSN to the Response Name and Address. Values are as follows:

0	ID matches to data supplied.

1	ID matches (plus other names).

2	ID does not match to data supplied.

3	ID flagged as deceased person

4	ID has never been issued

5	No record found

Social Security Number - Most recent SSN on file.

Birth Date and Deceased Date - Displays if SSN is identified as deceased or non-issued.

Address Alert - An optional one-character field with values as follows:

Y	Hit on Non-Residential Area.

N	No Hit on Non-Residential Address.

X	Not Requested - or - Address was Not Found.

Public Alert - one-position fields with descriptions which indicate:

Bankruptcy

Judgment

Tax Lien

Bankruptcy Dismissed or Discharged

Judgment Satisfied or Vacated

Tax lien Released

“Additional Names and Addresses Exist” Field.

This two-digit field displays the number of additional names and addresses found in the database for the input subscriber information.

If this value is “01” or greater, a maximum of six additional names and addresses can be viewed.

Enhanced

The following fields are included in the above fields to create the Enhanced Service:

Credit Score - a five position code(four positions are numeric and the fifth position is an alpha value of N (Negative), P (Positive)), followed by a 60 position treatment description as Customer defined in the CCS user data file.

*	Not all fields are available on every record.

21

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SCHEDULE B

Products

1. License. CSG grants Customer, and Customer accepts from CSG, a non-exclusive and non-transferable perpetual right to use the software products set forth in Exhibit B-1, as more fully described in Exhibit B-1(a) (the “ Products”) at the System Sites and number of workstations set forth in Exhibit B-1, in the Designated Environment, for the fees set forth in Schedule F, and subject to the terms and conditions of the Agreement.

2. CSG Products. “Products” includes (i) the machine-readable object code version of the Product software (collectively, the “Software”), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the “Documentation”), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Schedule B (the “Enhancements”), and (v) any copy of the Software, Documentation or Enhancements. Except as noted in Section 31 herein, nothing in this Schedule B will entitle Customer to receive the source code of the Software or Enhancements, in whole or in part.

3. Use. Unless explicitly stated to the contrary herein, and in addition to the restrictions on use and/or terms and conditions set forth in Section 4 below, Customer may use the Products only in object code form, and only for Customer’s own internal purposes and business operations with the Services for providing accounting and billing services to its subscribers or services related thereto. If third party products are provided to Customer as part of the Products, by opening the package containing the third party product or downloading it, Customer agrees to be bound by the terms of the third party’s standard license. Customer will not use the Products to provide any such service to or on behalf of any third parties in a service bureau capacity and will not permit any other person to use the Products, whether on a time-sharing, remote job entry or other multiple user arrangement. Customer will not install the Software, Enhancements or Customization (as defined in Section 4 below) on a network or other multi-user computer system unless otherwise specified in the Exhibits to this Schedule, in which case the Designated Environment may be used to provide database or file services to other of Customer’s computers across the network, up to the number of workstations specified in Exhibit B-1. Backup and recovery plans or backup and recovery software is not included with the Products. Any Customer documents, data and files are and shall remain Customer’s property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within the Products. Customer may make only one back-up archival copy of the Software, Enhancements or Customization for each System Site set forth in Exhibit B-1. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the Products, except as and to the extent expressly authorized by applicable law. Customer shall not publish any results of benchmark tests run on the Products.

4. Product Specific Terms and Conditions. The restrictions and/or terms and conditions set forth below apply with respect to certain Products.

[NOT APPLICABLE]

Agreed and accepted this 1st day of April, 1999, by:

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

22

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT B-1

CSG Products, System Sites and Workstations

CSG Product	System Sites	Workstations
ACSR	Thornton, CO	2,845	*
	McKees Port, PA
	Littleton, CO
ACSR AOI	(same)	2,845	*
XBOI	(same)	2,845	*
CSG Statement Express	(same)	2,845
CSG Vantage	(same)	30	**
CIT	(same)	2,845

*	2,000 currently licensed under previous agreement between CSG and Customer.

**	30 currently licensed under previous agreement between CSG and Customer.

Agreed and accepted this 1st day of April, 1999, by:

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

23

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT B-1(a)

CSG Product Description

Advanced Customer Service Representative (ACSR). ACSR is a graphical user interface for CSG’s CCS service bureau subscriber management system. ACSR significantly reduces training time and eliminates the need for CSRs to memorize transactions and codes. CSRs instead may access reference tools, help screens and subscriber data. ACSR ensures that accounts can be serviced by the same CSR and enables CSRs to communicate with one another through a self contained messaging system. ACSR is designed so that module based functionality such as CIT can be added as needed.

ACSR AOI. ACSR AOI is an application object interface that allows third party applications to be used in conjunction with ACSR.

CSG Statement Express. CSG Statement Express electronically stores, retrieves and prints an ESP statement exactly as it appears to subscribers, including customized statement messages and advertisements. Statements are available within forty-eight (48) hours of printing, making the images available to Customer Service Representatives before subscribers. CSG Statement Express works in either a stand-alone capacity or integrated with ACSR.

XBOI. XBOI (active business object interface) is an application programming interface (API) into the ACSR domain layer. The ACSR domain layer has all the transaction logic allowing it to communicate with CCS and populate domain objects. XBOI includes CSG’s published and required documentation and software that enables customers to develop various interfaces into the XBOI API

CSG Vantage. CSG Vantage is a database which enables customers to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs.

Customer Information Tracking (CIT). CIT is a module offered with ACSR that provides enhanced methods for tracking the interaction with the customer base. It provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log. CIT also allows for the scheduling of customer call backs. These call backs can be reviewed by management as well as moved between CSR’s.

Computer Based Training (CBT). Computer Based Training (“CBT”) is Software which may be downloaded onto Customer’s workstation to provide training and instruction on use of various CCS Products.

24

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SCHEDULE D

CCS Conversion and Product Installation

1. Conversion. The conversion services set forth below are provided for the fees set forth in Schedule F:

a) Conversions with Subscriber Counts of Less Than 10,000. Customer will receive the following manual conversion services and will be responsible for all data entry:

•	File Set up

•	Manual data entry instructions/procedures

•	2 seats in New Client class at CSG

•	1 seat in Train-the-Trainer class at CSG

•	1 CD-ROM copy of class materials with rights to duplicate for internal training only

•	3 months CCS CBT access and complementary job aids

•	CSG Documentation Library on CD-ROM (1 per site)

•	For Databases over 10K subscribers, CSG will offer the following:

Programmatic Load of House Data

Programmatic Load of Converter Data

b) Conversions with Subscriber Counts of 10,000 - 59,999. Customer will receive the following programmatic conversion services:

(i)	Initial Visit

•	Overview of the conversion/implementation process, including tasks, timeline and responsible parties

•	Establish and/or review corporate standards as they relate to User Data File, code tables, Service Codes and Report settings

•	Develop Conversion specifications (fields, values, variables used on current billing processor and how will be converted to CCS)

(ii)	Pre-Conversion Review

•	Review set up of User Data File, code tables and reports

•	Review pricing and taxing structure of video site

•	Review and approve conversion implementation specifications

•	review statement file settings

•	Assist the site with defining new policies or procedures pertaining to the billing system

(iii)	Post Conversion

•	Audit converted data the morning after merge

•	Coordinate input of accumulated backlog (work orders, payments, adjustments and PPV)

•	Review exceptions created through conversion/implementation process and take necessary action

•	Review pricing and taxing structure Balance cash \

•	Review reports and assist with determining needs for daily distribution

•	Review and release first cycle of generated statements

(iv)	Third Week

•	Review reports

•	Assist with month-end financial balancing

•	Provide potential solutions for day to day procedural issues (e.g., work order printing, routing, dispatch, converted inventory)

25

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

(iv)	Database Cleanup

•	Homes Passed

Street names, suffixes (street, avenue) standardized in accordance with U.S. P.S. records

Nine digit zip code established where applicable

Bar-coding of ZIP+4 for statements

Identification of duplicate addresses provided for customer attention

•	Converter Database

Identification of duplicate serial numbers and location of associated converters

Identification of duplicate terminal addresses (prom numbers)

Identification of invalid model or serial numbers

•	Subscriber Database

Identification of existing service, discount or campaign codes

Identification of subscribers receiving free services

Identification of invalid phone numbers

(v)	Training and Documentation

•	3 seats in New Client class at CSG

•	2 seats in Train-the-Trainer class at CSG

•	1 seat in System Support class at CSG

•	1 CD-ROM copy of class materials with rights to duplicate for internal training only

•	3 months CCS CBT access and job aids

•	Test system to provide “hands on” training during pre-production

•	1 CCS Conversion Manual

•	1 CSG Documentation Library on CD-ROM (1 per site)

c) Conversions with Subscriber Counts of 60,000- 119,999. Customer will receive the services set forth in Section (b) above, except regarding Training and Documentation as follows:

(v)	Training and Documentation

•	4 seats in New Client class at CSG

•	3 seats in Train-the-Trainer class at CSG

•	3 seats in System Support class at CSG

•	2 CD-ROM copies of class materials with rights to duplicate for internal training only

•	3 months CCS CBT access and job aids

•	Test system to provide “hands on” training during pre-production

•	1 CCS Conversion Manual

•	1 CSG Documentation Library on CD-ROM (1 per site)

d) Conversions with Subscriber Counts Greater than 120,000. Customer will receive the services set forth in Section (c) above, except regarding Training and Documentation as follows:

(v)	Training and Documentation

•	5 seats in New Client class at CSG

•	4 seats in Train-the-Trainer class at CSG

•	4 seat in System Support class at CSG

•	2 CD-ROM copies of class materials with rights to duplicate for internal training only

•	3 months CCS CBT access and job aids

•	Test system to provide “hands on” training during pre-production

•	1 CCS Conversion Manual

•	1 CSG Documentation Library on CD-ROM (1 per site)

26

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

2. Installation. The following Product installation services are provided for the fees set forth in Schedule F.

(a) ACSR

(i)	Project Implementation Support (3-4 months duration)

Assigned project manager and product consultant (shared resources)

Requirements definition and project planning meeting

Project plan and customer specifications document

Ongoing project coordination, status reporting and post project review

(ii)	Engineering

Site survey (1 day - single location)

Network and single server sizing and configuration (single server)

Network requirements diagram and documentation

(iii)	Field Services

Single server software installation, configuration and testing at CSG (5 days)

Single server with one workstation - installation and pre-production check at customer site (2 days)

Single IBM 4030 protocol converter installation

(iv)	Training and Documentation

1 seat in ACSR/CCS Technical Overview class

1 seat in Financial Reporting & Accounting Practices class

1 seat in Video Service Provisioning (Addressability) class

CSG Documentation Library on CD-ROM includes ACSR documentation

(b) CSG Vantage

(i) Initial load of the Vantage data base.

(ii) Unlimited phone support for installation of hardware and software that is certified by CSG Systems, Inc.

(iii) For non-certified environments, CSG Systems, Inc. will provide the necessary phone support to determine if the non-certified environment can or should be certified

(iv) If the environment is deemed certifiable, the costs associated with certifying the environment will be communicated to the customer.

(v) On-site assistance by CSG can be provided upon customer request.

(vi) Basic Vantage training at a regularly scheduled Omaha training class, as space permits; at as scheduled regional training class, as space permits; Basic Vantage training at a customer requested time and/or location is available on request.

(c) CIT (in addition to ACSR)

(i)	Engineering

Sizing and configuration of CIT database

(ii)	Field Services

Disk array assembly, software installation, configuration and testing at CSG (5 days)

Disk array installation and pre-production check at customer site (2 days)

(iii)	Training

1 Trainer Day of on-site training on CIT product (applies only to current ACSR customers upgrading to CIT)

CSG Documentation Library on CD-ROM includes CIT documentation

The following services are not included in the above packages, and may be provided by CSG for additional fees:

Additional workstation installation

27

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Printer installation

Network interface cards/devices

Circuit installation

Remote site engineering services

Definition and implementation of all billing and financial management parameters

Custom report design and development

Operational system requirements and implementation

Coordination of all vendor activities pertaining to telephony operational network and database management

28

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SCHEDULE E

ACSR Designated Environment

Notes: The following applies only in regards to the CSG Products actually licensed by Customer under Schedule B and may be subject to change as the specified hardware configuration cannot be completely identified and certified until after the business requirements of Customer are determined during the pre-install visit.

The Support Services do not include support of the CSG Products if used outside the certified Designated Environment (i.e. other hardware, software, or other modifications have been introduced by Customer that are outside the certified Designated Environment). In such a case, CSG may agree to provide customized technical support for CSG’s then-current fees for such services.

Product Compatibility Matrix - (Yes indicates the product is available on the indicated client workstation platform; date indicates the estimated date available)

Product Family:

•	ACSR

•	Customer Interaction Tracking (CIT)

•	ACSR Telephony

•	Computer Based Training (CBT)

•	Application Object Interface (AOI)

Product Compatibility Matrix - (Yes indicates the product is available on the indicated client workstation platform; date indicates the estimated date available)

Product	Windows NT	Apple Macintosh	SUN Solaris	Windows 95
ACSR	Yes	(2)	Yes	Yes
CIT	Yes (1)	(2)	(3)	Yes
Telephony	Yes	No	No	No
ACSR CBT	Yes	No	Yes	Yes
CIT CBT	Yes	No	Yes	Yes
Telephony CBT	Yes	N/A	N/A	N/A
AOI w/DDE	Yes	N/A	N/A	Yes
AOI w/TCPIP	Yes	(2)	Yes	Yes

(1)	CIT coexistence with Telephony (no Telephony specific functionality)

(2)	Available under existing contracts only

(3)	Availability subject to Statement of Work (SOW) to convert application to SUN Solaris

Year 2000 Note

All information in this document regarding Year 2000 readiness (will not suffer disruptions or failures due to the Year 2000) is based on statements supplied to CSG by vendors of the third party products and is indicated in italics. CSG has not verified these statements, CSG is not the source of the readiness statements, and the statements are based on information supplied by the vendor or supplier. CSG has evaluated and/or tested the statements and/or products provided by the vendor, except as noted, and believes the readiness statements to be accurate. However, the statements shall not, in any manner, be construed or interpreted as any kind of warranty or representation by CSG related to the third party products and is subject to change without notice.

29

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ACSR Designated Environment

Client Workstation Hardware, Memory, and Video

Windows NT & 95 Platform Hardware: Compaq, IBM and Dell Business Class computers with Intel Pentium, Pentium II and Celeron processors designated as Microsoft Windows NT certified and Year 2000 ready are supported for the Windows 95 and NT ACSR platforms. Six examples are shown below:

•	Compaq Deskpro 2000 Pentium (133 MHz minimum) [supported, no longer sold].

ROM type 586C with firmware upgrade sp3237.exe or later or ROM type 586M

(Other ROM types - check with manufacturer for Year 2000 readiness information)

•	IBM PC350 Pentium (133 MHz minimum) [supported, no longer sold].

ROM type 6571, 6581, 6573, & 6583 with upgrade lejt62a.exe or higher or ROM type 6576 and 6586 with upgrade lpjt63a.exe

(Other ROM types - check with manufacturer for Year 2000 readiness information)

•	IBM PC300PL Pentium (200 MHz) - Replacement for discontinued model PC350

•	Compaq Deskpro 4000N Pentium 233 MHz [Windows NT version 4.0 platform only]

ROM type 586V

(Other ROM types - check with manufacturer for Year 2000 readiness information)

•	Compaq Deskpro EN Series 6350MX/6400/32 Pentium II (350 MHz)

•	Dell OptiPlex P6350 (100MHz FSB) GX1/M+ Pentium II (350 MHz)

Compaq, IBM and Dell have web pages containing information on Year 2000 readiness of their PCs, including older models. For your reference, the WWW addresses are:

Compaq	http://www.compaq.com/
IBM	http://www.ibm.com/
Dell	http://www.dell.com/

UNIX Platform Hardware: Sun Ultra 5

Macintosh Platform Hardware: Apple 7600 Power Macintosh

Note: CD ROM recommended for all workstations except Compaq Deskpro 4000N

Workstation Minimum Memory (RAM)

•	32MB (with Windows 95 and UNIX SUN Solaris) – Assumes ACSR is the only application running on the desktop. Clients running additional desktop applications are recommended to have 64 MB

•	64MB (with Windows NT version 4.0 and Apple Macintosh)

Workstation Minimum Hard Drive Space

•	1.2 Gigabyte of Hard Drive space available for ACSR

Workstation Minimum Video Requirements

•	Minimum video resolution supported 1024 x 768 x 256 colors, small font

•	Minimum 15” SVGA monitor (17” for Apple MAC)

Workstation Software

Windows NT and 95 workstations:

•	Microsoft Windows NT version 4.0 w/ Service Pack 3 and Year 2000 fixes. [note: Telephony workstations running Telephony Back Office require 32 bit drivers]

30

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ACSR Designated Environment

•	Microsoft Windows NT version 4.0 w/Service Pack 4 (Pending CSG testing and approval for ACSR environment – expected by 06/99. Refer to www.csgsys.com or 1-877-Y2K-CSGS (toll-free) for the latest status. [note: Telephony workstations running ACSR Telephony Back Office require 32 bit drivers]

•	NetManage Chameleon Hostlink version 7.0.2 (with Windows NT or 95)

•	Microsoft Windows 95 w/ OSR 2.5, 4.00.1111 and WIN95Y2K.EXE applied.

UNIX SUN Solaris workstations:

•	Solaris version for workstations:

v2.5.1 w/ Specified Patches (Refer to www.csgsys.com or 1-877-Y2K-CSGS (toll-free) for the latest updates)

or

•	v2.6 (Pending CSG testing and approval for ACSR environment – expected by 5/99. Refer to www.csgsys.com or 1-877-Y2K-CSGS (toll-free) for the latest status)

•	Brixton 3270 client for Solaris in the HLLAPI environment - v3.0.1.15 with brxtn3287 patch.

•	Open Windows

Apple Macintosh workstations:

•	Macintosh Operating System version 7.6.1

•	Macintosh Irma version 5.11

Additional Workstation Software to Support Telephony:

(Note: Telephony workstations running ACSR Telephony Back Office require 32 bit drivers)

•	Oracle SQL*NET v2.3.4.0.0 for NT runtime (with Windows NT)

•	Oracle SQL Forms v5.0.6.8.0 for NT runtime (with Windows NT)

•	Forest & Trees® Builders Edition v4.1 or v5.01 (with Windows NT) (Optional reporting tool for PCs doing reporting queries)

Additional Workstation Software to Support CIT:

•	Oracle SQL*NET v2.1.4.1.4 runtime (with NT or 95) (For PCs with Forest & Trees)

•	Forest & Trees® Builders Edition v4.1 or v 5.01 (with Windows NT or 95) (Optional reporting tool for PCs doing reporting queries)

ACSR Server(s)

•	Ultra Sparc 2

•	SUN Ultra 10 model 300

•	SUN Ultra 2, models 1200 and 2200

•	SUN Enterprise models 250, 450, 3000, 4000 and 5000 PROM v3.2.9 or earlier requires Patch 103346-08

•	SUN Ultra 5

•	SUN ES250

(Server model, number of CPUs, memory, and disk storage are based on individual customer requirements. A CD ROM drive is required for all servers)

ACSR/CIT Server(s) Array

•	Hardware – Sun SSA Models 112, 114, and 214

31

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ACSR Designated Environment

•	Software - Veritas Volume Manager (a.k.a. Sun Enterprise Volume Manager) v2.6 plus patches bundled with Sun SSA Models 112, 114, and 214

Server Software

•	Solaris versions:

v2.5.1 w/ Specified Patches (Refer to www.csgsys.com or 1-877-Y2K-CSGS (toll-free) for the latest updates)

or

v2.6 (Pending CSG testing and approval for ACSR environment – expected by 5/99. Refer to www.csgsys.com or 1-877-Y2K-CSGS (toll-free) for the latest status)

•	Samba v1.9.15 p8 or v1.9.18 p4 (with NT or 95)

•	Brixton Server PU2.1 for Solaris R4.1 running in compatibility mode with core and 11c patches. (Both core and session components required)

•	Brixton 3270 client for Solaris - R3.0.1.15 with brxtn3287 patch (1 copy required for trouble shooting and 1 copy required for each mainframe printer if printing through TCP/IP)

•	Hewlett Packard Solaris Jet Admin software Rev. D.05.15

Additional Server Software to Support CIT:

•	Oracle v7.3.3 runtime

•	Tuxedo v6.1 [Tuxedo v6.3 will be certified by 05/99]

Distribution Server and Software

•	Sun SPARCstation 5/170Mhz, 64M RAM, 2.1G hard drive

•	Sun Ultra 5 /270Mhz, 64M, 4.3G hard drive, 24x CD, 17” monitor

•	Solaris versions:

v2.5.1 w/ Specified Patches (Refer to www.csgsys.com or 1-877-Y2K-CSGS (toll-free) for the latest updates)

or

v2.6 (Pending CSG testing and approval for ACSR environment. Refer to www.csgsys.com or 1-877-Y2K-CSGS (toll-free) for the latest status)

•	A CD ROM drive is required for all distribution servers.

Other Equipment

Concentrators:

•	BayNetworks (Synoptics) 2803 (passive 16-port Ethernet hub)

•	BayNetworks (Synoptics) 2715B-04 (managed 16-port token ring hub)

•	BayNetworks (Synoptics) 2705B-C (passive 16-port token ring hub)

•	BayNetworks (Baystack) 150 (managed 24 port Ethernet hub)

•	BayNetworks (Baystack) 51 (passive 8 port Ethernet hub)

Network Cards/Devices:

•	3Com Etherlink cards.

•	SUN Fast Ethernet 10/100M.

•	SUN Token Ring 4/16M.

•	SUN Single Ring FDDI Interface.

•	SUN Dual Ring FDDI Interface.

•	Hewlett Packard Jet Direct EX [Printer Interface]

32

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ACSR Designated Environment

Printers:

• IBM 4226 - 533 characters per second (cps).	[Work Order printer]

• Lexmark 4227 - 533 cps	[Work Order printer]

• IBM 6400 model 005	[Work Order printer]

• IBM 6400 models 008 and 012	[Reports printer]

• Hewlett Packard LaserJet5	[Screen Print printer]

• Okidata ML 320	[Cash Register Receipts printer]

Routers:

•	Cisco 2501, 2509, 2511, 2514, 4500 IOS v11.0 or later

EchoStar has standardized on Cisco 75XX series routers running IOS version 11.X.

EchoStar has standardized on Cisco Catalyst 55XX and 65XX series Ethernet switches.

EchoStar’s CSU/DSU vendor is Adtran.

EchoStar’s DS3 mux standard is the Larscom Orion 4000 series.

IBM, Compaq, and Dell Business Class computers designated as Microsoft Windows NT certified and Year 2000 Compliant are supported for the Windows 95 and Platforms.

CSG Systems, Inc. recommended hardware/software PC configuration is as follows:

Minimum PC requirements:

IBM, Compaq, or Dell that is Year 2000 compliant, 486DX4 75 MHz, 32 meg. RAM, 500 megabyte hard drive (70 meg. free space), CD-ROM, 33.6 Bit/s modem¹.

Both IBM and Compaq have web pages containing information on Year 2000 compliance of their PCs, including older models. For your reference the WWW addresses are:

	Compaq	http://www.compaq.com/year2000/
	IBM	http://www.ibm.com/IBM/year 2000/

PC Operating System²:	Windows NT 4.0 w/Service Pack 3 w/Windows NT Y2K QFE fixes applied Windows 95 w/WIN95Y2K.EXE applied

Oracle7™ 32-bit Client for
Windows NT and Windows 95:	7.3.4.0.0
(plus maintenance)
Forest & Trees® Builders Edition:	5.0
(plus maintenance)

All software must be loaded and operated per workstation. LAN server versions and/or operations are not supported.

CSG Statement Express

Stand-Alone

Ethernet or token ring network adapter

MS Windows 95 or Windows NT 4.0 operating system

Minimum 80486 processor

Minimum Super VGA display and adapter with a minimum of 800 x 600 resolution

Minimum 50 Mb of free disk space and 24 Mb of memory

Any MS Windows supported printer

33

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ACSR Designated Environment

ACSR Integrated

Ethernet or token ring network adapted

MS-Windows 95b/service pack 1 with Kernel 32 applied or Windows NT 4.0/service pack 3

Minimum Pentium processor with 133 MHz speed

Minimum Super VGA display with a minimum of 1024x768 resolution at 356 colors, small font

Minimum 50 Mb of free disk space and 64 Mb of memory (note this is in addition to ACSR requirements)

INTERNIC registered address

Any MS Windows supported printer

XBOI

Server and Software for xBOI/ACSR

Server: CPQ Proliant 6000, 2CPU, 512M RAM, 4x9.1 G hard drive, CD-ROM, Ethernet

Software: Windows NT Server 4.0 Operating System with Service Pack 3 applied

Server and Software for xBOI/ACSR Code Distribution, BRX PU2.1, BRX 3270 Client, and LU 6.2 Protocol Conversion

Server:

Production:	SUN Ultra 2, models 1200 and 2200
SUN Enterprise models 450, 3000, 4000, and 5000 PROM v3.2.9 or earlier requires Patch 103346-08
SUN Ultra 5
SUN Ultra 10 model 300
Sun Ultra Sparc 2
Sun ES250

Note: Server model, number of CPUs, memory and disk storage are based on individual site requirements.

34

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ACSR Designated Environment

Software:

1.	Solaris V2.5.1 w/Specified Patches (Refer to www.csgsys.com or 1-877-Y2K-CSGS (toll-free) for the latest updates. Please refer to the ACSR server software section).

2.	Brixton Server PU2.1 for Solaris (Version 4.1) running in compatibility mode (both core and session components required).

3.	Brixton 3270 Client for Solaris - R3.0.1.15 (1 copy required for trouble shooting & 1 copy required for each mainframe printer if printing through TCI/IP).

4.	Brixton LU6.2 (for Fleet Management Interface)

5.	Hewlett Packard Solaris Jet Admin software Rev. D.05.15

Workstation for xBOI at Remote Sites

Compaq Deskpro 2000 Pentium (133 Mhz minimum)

IBM PC350 Pentium (133 MHz minimum)

Workstation Minimum Memory (RAM) for ACSR at Remote Sites

32 MB

Workstation Minimum Hard Drive Space for xBOI at Remote Sites

1.2 GB available for xBOI

Workstation Minimum Video Requirements for xBOI at Remote Sites

Minimum 17” SVGA monitor

Minimum video resolution supported 1024 x 768 x 256 colors, small font

Workstation Software for xBOI at Remote Sites

Microsoft Windows NT V4.0 w/Service Pack 3 applied and Windows NT Y2K QFE fixes applied.

Netmanage Chameleon Hostlink V7.0.2

Samba V1.9.15 p8 v1.9.19 p4

Network Cards/Devices

3Com Etherlink cards

SUN Fast Ethernet 10/100M

SUN Token Ring 4/16M

SUN Single Ring FDDI Interface

SUN Dual Ring FDDI Interface

Hewlett Pakcard Jet Direct EX [Printer Interface]

Printers

Lexmark 4227 (533 cps) (requires Hewlett Packard Jet Direct EX)

IBM 6400 series (requires Hewlett Packard Jet Direct EX)

Hewlett Packard LaserJet5 (requires Hewlett Packard Jet Direct)

Routers

Cisco 2501, 2509, 2511, 2514, 4500 IOS v11.0 or later

EchoStar has standardized on Cisco 75XX series routers running IOS version 11.X.

EchoStar has standardized on Cisco Catalyst 55XX and 65XX series Ethernet switches.

EchoStar’s CSU/DSU vendor is Adtran.

EchoStar’s DS3 mux standard is the Larscom Orion 4000 series.

35

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SCHEDULE F

Fees

INDEX

1	CCS® Services

A.	CCS Video Service Fees

B.	CCS Video Conversion Services

C.	Additional CCS Training and CCS Product Documentation

2	CSG Products

A.	ACSR®/ XBOI™/ACSR AOI/CBT/CSG Statement Express™

B.	XBOI™ Interface License

C.	CSG Statement Express™

D.	CSG Vantage®

E.	CIT®

F.	CSG Screen Express™

G.	Third Party Software (ACSR® and CIT®)

H.	Customer’s Initial Purchase of CSG Products under this Agreement

3	Financial Services:

A.	Electronic Payment Services

B.	Credit Card Processing

C.	Credit Verification Services

4	Technical Services

5	CCS Print and Mail Services

6	Data Communications Pricing

36

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Guaranteed Fees. During the term of this Agreement, each month Customer shall be responsible for paying CSG the greater of the actual CCS Services and Print and Mail Services incurred during such month or the minimum amount of processing fees per month set forth in Schedule F (the “Minimum”). The parties have mutually agreed upon the fees for the CCS Services to be provided hereunder based upon certain assumed volumes of processing activity, and the term of this Agreement. Customer acknowledges and agrees that, without the certainty of revenue promised by the commitments set forth in this Agreement and Exhibit A-1 in particular, CSG would have been unwilling to provide the CCS Services at the fees set forth in Schedule F. Because of the difficulty in ascertaining CSG’s actual damages for a termination or other breach of this Agreement by Customer, Customer agrees that prior to such termination and in addition to all other amounts then due and owing to CSG, Customer will pay to CSG (as a contract discontinuance fee and not as a penalty) the greater of: (i) one hundred percent (100%) of Customer’s average monthly invoice for CCS Services and Print and Mail Services during the six (6) months prior to any such termination or other breach by Customer, multiplied by the number of months remaining in the term of this Agreement had there been no termination or breach; or (ii) the Minimum multiplied by the number of months remaining in the term of this Agreement (“Discontinuance Fee”). Customer acknowledges and agrees that the Discontinuance Fee is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the amount of processing business contemplated by this Agreement. Customer shall not be required to pay the Discontinuance Fee if CSG terminates this Agreement other than as a result of Customer’s breach of its obligations hereunder or if Customer terminates this Agreement for a material, uncured breach by CSG.

Monthly Minimums for CCS™ Services and Print and Mail Services

Date of Execution of this Agreement through December 31, 1999 -	$***
January 1, 2000 through Agreement Term Date -	$***

1. CCS™SERVICES:

A. CCS™ Video Service Fees

Basic Monthly Subscriber Charge (herein after referred to as BSC) –

Number of Basic Subscribers	BSC*
0 to 3,000,000	$***
3,000,001 to 4,000,000	$***
4,000,001 to 5,000,000	$***
5,000,001 to 6,000,000	$***
6,000,001 to 7,000,000	$***
7,000,001 and greater	$***

*	The BSC for each of these five (5) tiers, as noted, is not intended to apply incrementally (e.g., if Customer had 3,500,000 Basic Subscribers, the BSC would be $*** on all 3,500,000 Basic Subscribers; if Customer had 5,500,000 Basic Subscribers, the BSC would be $*** on all 5,500,000 Basic Subscribers).

Monthly Per System/Principle Charge included in BSC.

On-Line Allowance And Overage Charges:

ITEM		MONTHLY ON-LINE ALLOWANCE PER SUBSCRIBER	MONTHLY PER OVERAGE CHARGE
A.	Work Orders on file	****	$***
B.	Statements stored on-line	*****	$***
C.	Details stored on-line	*****	$***
D.	Memos stored on-line	*****	$***
E.	Inactive subscribers on file	***	$***

37

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

CCS Video - Ancillary Service Fees

CCS VIDEO ANCILLARY SERVICE FEES -
ITEM				ONE TIME CHARGE	MONTHLY CHARGE	MONTHLY CHARGE PER SUBSCRIBER	PER ITEM
I.	Reporting & Decision Support Services
A.	Microfiche
	A. Originals (per microfiche page)						$***
	B. Duplicates (per microfiche page)						$***
B.	Selects
	1.	Set-up fee (per report)					$***
	2.	Records read (per record read)					$***
	3.	Records accepted (per record accepted)					$***
	4.	Records spooled (per record spooled)					$***
	5.	Auto dialer
		a.	Records read (per record read)				$***
		b.	Minimum charge (per report)				$***
		c.	Maximum charge (per report)				$***
	6.	Labels (printed at CSG’s Production Facility)
		a.	Cheshire labels (per label)				$***
		b.	LAB labels (per label)				$***
	7.	Diskettes or Tapes (per diskette or tape, non-returnable)					$***
If output is printed at CSG facility
II.	Other Ancillary Services
A.	Equipment Inventory
	1.	Non-addressable converters (per converter)					Included BSC
	2.	Addressable converters (per converter)					Included BSC
	3.	Other non-addressable converters (per converter)					Included BSC
B.	Tape transmission (lockbox)
	1.	Per remittance processing company (per system principle)			Included BSC
	2.	Lockbox reversal (per occurrence, per system principle)		Included BSC
C.	Audio response units
	1.	Start up fee (per basic subscriber)		Included BSC
$*** maximum; $*** minimum
	2.	Interface access fee (per system principle)			Included BSC
	3.	Transaction fee (per PPV item)					Included BSC
	4.	Vendor Change (per basic subscriber)		Included BSC
$*** maximum; $*** minimum
D.	Automatic Number Identification (ANI)
	1.	Start up fee (per basic subscriber)		Included BSC
$*** maximum, $*** minimum
	2.	Interface access fee (per system principle)			Included BSC
	3.	Transaction fee (per PPV item)					Included BSC
	4.	Vendor Change (per basic subscriber)		Included BSC
$*** maximum, $*** minimum

38

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

CCS VIDEO ANCILLARY SERVICE FEES -

	ITEM			ONE TIME CHARGE	MONTHLY CHARGE	MONTHLY CHARGE PER SUBSCRIBER	PER ITEM
E.	Autopackaging (per basic subscriber, maximum $***)					Included BSC
F.	Pay Per View
	1.	PPV events (per event)					Included BSC
	2.	Build events
		a.	Stand alone (per supplier tape, per system principle)		Included BSC
		b.	With Auto Auth codes (per supplier tape, per system principle)		Included BSC
		c.	Auto Auth codes only (per supplier tape, per system principle)		Included BSC
	3.	Event schedule download (per system principle)		Included BSC	Included BSC
	4.	Creation of new supplier schedule (per schedule)					$***
G.	Account number format change (per request, per system principle)			$***
H.	Addition for a system, principle or agent
	1.	Setup of new system (per request)		$***
	2.	Setup of new principle/agent (per request)		$***
	3.	Add new agents (up to 10) (per request)		$***
I.	Equipment Interfaces*			Quote
J.	File maintenance (per request)*			Quote
K.	Special reports
	1.	Duplicate terminal address reports (per request)		$***
	2.	Duplicate house address report (per request)		$***
	3.	Duplicate house/sub compare report (per request)		$***
	4.	Duplicate sub/converter compare report (per request)		$***
	5.	Duplicate phone report (per request)		$***
	6.	Trouble call reports
		a.	Repeat trouble calls (CPWM-060) (per system principle)		$***
		b.	Trouble calls within 60 days of install (CPWM-400) (per system principle)		$***
L.	User data/ report data files – special services
	1.	Late user data file cards (per request)		$***
	2.	Late reports data file cards (per request)		$***
	3.	Late statement message card (per request)		$***
	4.	Late Code Table (per request)		$***
	5.	Special user data file build (per request)		$***

39

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

CCS VIDEO ANCILLARY SERVICE FEES -

		ITEM	ONE TIME CHARGE	MONTHLY CHARGE	MONTHLY CHARGE PER SUBSCRIBER	PER ITEM
	6.	Special reports data file build (per request)	$***
M.	Deconversion fees		$***
	1.	Per set of deconversion tapes	$***
	2.	Monthly Online access fee		Quote
N.	Statement Reruns
	1.	Monetary				$*** per statement plus $*** per rerun
	2.	Non-Monetary				$*** per statement plus $*** per rerun
O.	Special Requests
	1.	Cycle Freeze - per cycle per system principle charge				$***
	2.	Agent Transfer (requires 90 day lead time) (per request)				$***
P.	Converter Batch Upload Via Tape (per tape)		$***
Q.	Data Extracts (per request, per basic subscriber)*		Quote		$ ***
R.	Expand Bill Codes (subscribers who exceed 24 billing codes) (per system principle, per basic subscriber)			$***	$ *** /sub who exceed 24 billing codes.
S.	Frequent Buyer Program (data storage and processing)			$***
T.	System Enhancements
		Programming Charge (per hour)				$***

*	To be provided on a time and materials basis.

40

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

B. CCS™ Video Conversion Services:             Quote

(Reimbursable Expenses are excluded and billable)

C. Additional CCS Training and CCS Product Documentation

(in addition to the support and documentation provided under Exhibit A-2)

Computer Based Training

1. Student/Instructor plus 2 students	$*** per month per System Site
2. Additional students	$*** per month per System Site
3. CBT Course Materials (each set)	$*** one time charge per System Site
4. Code Table Books (each)	$*** one time charge per System Site
5. CBT Job Aids (each)	$*** one time charge per System Site

Additional Training at a Customer’s requested time and/or location

One trainer (eight hour day)	$*** per day minimum
plus Reimbursable Expenses

CSG Product Documentation Library:

•	CD-ROM Format (includes Volume 1-2 User Guide, Volume 1-2 Reports Guide and Interfaces Manual)- $15.00

•	Hard Copy (per copy per System Site)

1.	CCS User Guide Volume 1- $***

2.	CCS User Guide Volume 2- $***

3.	CCS Reports Guide Volume 1- $***

4.	CCS Reports Guide Volume 2- $***

5.	CSG Business Parameters Guide- $***

•	Complete Set of all five (5) guides referenced above- $***

6.	CCS User Guide Interfaces Manual- $***

2. CSG Products:

A. ACSR®/XBOI™/ACSR AOI/CBT/CSG STATEMENT EXPRESS™

Perpetual Software License Fee *	$*** per workstation
Annual Maintenance Fee	$*** per workstation

*	Software License Fee includes ACSR, XBOI, ACSR AOI, CBT and CSG Statement Express.

The AOI License use is limited to only eight (8) applications interfaced.

The XBOI License use is limited to the transaction types as defined in the XBOI technical documentation for XBOI.

Payment Terms: Except as set forth in Schedule F.2.H, license fees shall be invoiced to Customer upon each grant of license. Except as set forth in Schedule F.2.H, annual maintenance fees shall be invoiced to Customer upon the grant of the license and on each anniversary date of the license grant.

Note: The license and maintenance fees in this section 2.A only apply to new licenses granted to Customer as of the Effective Date of the Agreement. Customer is not responsible for license and maintenance fees throughout the term of this Agreement in relation to the 2,000 workstations currently licensed under a previous agreement between CSG and Customer.

41

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Installation Services as applicable:

(Reimbursable Expenses are excluded and billable)

1.	ACSR Installation Services – (Services shall be provided on a time and materials basis in accordance with the rates and terms set forth in this Schedule F, Section 4 - Technical Services).

2.	XBOI Installation Services – (Services shall be provided on a time and materials basis in accordance with the rates and terms set forth in this Schedule F, Section 4 - Technical Services).

3.	AOI Installation Services – (Services shall be provided on a time and materials basis in accordance with the rates and terms set forth in this Schedule F, Section 4 - Technical Services).

B. XBOI™ INTERFACE LICENSE:

• Perpetual Site License Fee -	included in ACSR License Fees
• Annual Maintenance Fee -	included in ACSR Maintenance Fees

C. CSG STATEMENT EXPRESS™:

• Perpetual Software License Fee –	included in ACSR License Fees
• Annual Maintenance Fee -	included in ACSR Maintenance Fees
• Installation/start-up	Quote
• Monthly Processing Fee (includes quarterly CD-Rom)	$*** per data frame

D. CSG VANTAGE®:

One Time Start-up Fees:

• Initial Vantage Database Setup Fee-	Waived for the initial System Sites listed under Schedule A.

• Fee for subscribers added to the existing Vantage database structure that requires programmatic resources - $*** per occurrence

• Fee for subscribers added to a new Vantage database structure that requires programmatic resources - $*** per occurrence

• License Fee - $*** per workstation

• Annual Maintenance - $*** per workstation

The License Fee does not apply to Customer workstations/users currently utilizing CSG Vantage as of the date of execution of this Agreement, and are only applicable to any additional workstations/users subsequently licensed to use CSG Vantage.

Monthly Subscriber Fee: Included in BSC.

Includes daily database updates, installation and training services, and ongoing support.

Systems Integration and Support Fee:

Services are provided at CSG’s Standard Price List

•	Certifying non-certified hardware/software environment

•	Troubleshooting existing hardware/software environment (first hour is free for Designated Environments)

•	On-site support as requested by customer

Ancillary Services:

Static Tables:

•	One Time Set-up Fee: $*** (Waived for the initial System Sites listed under Schedule A)

•	Monthly Load Fee: $*** per data base

•	Monthly Disk Storage: $*** per gigabyte (minimum of $*** per month)

42

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Video Monetary/Tax Tables (Customer may store between one and six months of data):

•	One Time Set-up Fee: $*** (Waived for the initial System Sites listed under Schedule A)

•	Monthly Processing Fee: $*** per sub (minimum of $*** per month)

•	Monthly Disk Storage: $*** per gigabyte (minimum of $*** per month)

Telephony Monetary/Tax/ Rated Usage Tables (Customer may store between one and six months of data):

•	One Time Set-up Fee: $***

•	Monthly Processing Fee: $*** per sub (minimum of $*** per month)

•	Monthly Disk Storage: $*** per gigabyte (minimum of $*** per month)

Additional Work Order History:

•	One Time Set-up Fee: $***

•	Monthly Processing Fee: $*** for each month beyond two years for each database

•	Monthly Disk Storage: $*** per gigabyte (minimum of $*** per month)

Scheduling Calendar:

•	One Time Set-up Fee: $***

•	Monthly Processing Fee: $*** for each monthly schedule stored (minimum of $*** per month)

•	Monthly Disk Storage: $*** per gigabyte (minimum of $*** per month)

Query Development:

•	$***/hour

43

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Third Party Software:

Is not incorporated and a separate purchase order shall be executed for third party software at CSG’s Standard Price List.

Forest & Trees*	$***/workstation
Forest & Trees Annual Maintenance	$***/workstation

*	Does not apply to software already purchased by Customer as of the date of execution of this Agreement and is only applicable to any additional software purchased subsequent to the date of execution of this Agreement.

Note:

•	CSG will store up to 13 months of Customer’s financial data and up to 24 months of Customer’s work order data in the CSG Vantage database for so long as Customer pays the Fees and Charges for Vantage.

Training:

•	Basic Vantage training at a regularly scheduled Omaha training class, as space permits. This will be allocated at one (1) class for up to two (2) people for the first 500,000 Basic Subscribers. For each additional 500,000 Basic Subscribers, one (1) additional person may attend the training class.

•	Basic Vantage training at a customer requested time and/or location is available at the rate of $***/day plus Reimbursable Expenses for up to eight (8) students.

•	Vantage documentation when it is provided outside of classroom instruction.

$***/set.

Product Documentation:

1.	Training Documentation

•	Tables and Data Definitions

•	Systems Operations Procedures

•	Database Comparisons

•	Solutions Series

2.	Training guide

•	In-Class Examples

3.	Standard Applications

4.	Software Installation Guide

E. CIT®:

• Perpetual Software License Fee	$*** per workstation
• Annual Maintenance Fee	$*** per workstation
• Installation/start-up (optional)	$*** per server installation plus Reimbursable Expenses

Payment Terms: Except as set forth in Schedule F.2.H, license fees shall be invoiced to Customer upon each grant of license. Except as set forth in Schedule F.2.H, annual maintenance fees shall be invoiced to Customer upon the grant of the license and on each anniversary date of the license grant.

44

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

F. CSG Screen Express™:

• Perpetual Software License Fee	$*** per workstation
• Annual Maintenance Fee	$*** per workstation
• Installation/start-up (optional)	$*** per server installation plus Reimbursable Expenses

Note: As of the date of execution of this Agreement, Customer has not yet made the decision to license CSG Screen Express. The pricing set forth above for CSG Screen Express shall be valid only through December 15, 1999, for a minimum purchase of 2,000 workstations. In the event that Customer desires to license CSG Screen Express subsequent to December 15, 1999, the pricing in relation to such purchase shall be negotiated at that time.

G. Third Party Software (ACSR® and CIT®):

Notes:

1.	All third party fees are subject to change per third party vendor agreements.

2.	CIT requires ACSR.

Third Party License And Maintenance Fees	License (1 time)	Maint (annual)
Netmanage Chameleon Host Link (required with ACSR)
1 to 9 workstations	$***/per workstation	$***
10 to 25 workstations	$***/per workstation	$***
26 to 99 workstations	$***/per workstation	$***
100 to 499 workstations	$***/per workstation	$***
500 to 999 workstations	$***/per workstation	$***

Brixton PU2.1 SNA Core Software (required with ACSR)	$***/per server	$***

Brixton session for SNA server (required with ACSR) (2 recommended per workstation sold in blocks of 20 only)	$***/per 2 copies	$***

Brixton 3270 solaris client (1 required per server only) (required with ACSR)	$***/per copy	$***

BEA Tuxedo (required with CIT)	$***/per workstation	$***

Platinum Forest & Trees (1 required with CIT)	$***/per copy	$***

45

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

H. Customer’s Initial Purchase of CSG Products under this Agreement:

As of the date of execution of this Agreement, Customer has agreed to license the following CSG Products and pay to CSG the associated fees as set forth below:

• ACSR/XBOI/ACSR AOI/CBT/CSG Statement Express perpetual software license fees (bundled)
845 workstations x $*** per workstation	$***
• CSG Statement Express perpetual software license fees
2,000 workstations x $*** per workstation	$***
• CIT perpetual software license fees
2,845 workstations x $*** per workstation	$***

Total for Initial Software purchase	$***
• Annual Maintenance Fees on the above (18%)	$***

Total fees due to CSG	$***
• Payment Terms:
Cash Payment Due June 1, 1999	$***
Cash Payment Due September 15, 1999	$***
Cash Payment Due November 15, 1999	$***
Cash Payment Due March 15, 2000	$***

Total	$***

Note: Does not include the cost of Third Party Software. The fees for additional CSG Product purchases are set forth in Schedule F.2, Sections A through G.

46

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

3. FINANCIAL SERVICES’ FEES:

A. Electronic Payment Services - PayBill Advantage® - (Schedule I):

(Automatic Electronic Funds Transfer from subscriber bank accounts)

Customer will be charged a fee of $*** per month for each bank account transaction.

Customer will be assessed a fee of $*** for daily, weekly or monthly returns for each Origination which is returned by the receiving depository financial institution (“RDFI”) due to (i) the subscriber’s instructions to the RDFI, or (ii) the subscriber’s account being closed or lacking sufficient available funds to permit the transaction or if the RDFI receives a prior transfer due to a subscriber’s instructions.

Customer will be charged $*** per occurrence if the Reserve Account funded by Customer is found to be non-sufficient in funds to cover returns. Any return amounts not funded by the Customer through the normal reserve/return process may be deducted from future gross payment settlement(s).

Note: CSG agrees that if, subsequent to the date of execution of this Agreement, CSG makes available to Customer a CSG in-house solution for Electronic Payment Services, CSG will negotiate, in good faith with Customer, regarding the fees for such CSG in-house solution.

B. Credit Card Processing:

1. Start up fee-

•	Real-Time Authorization And Daily Settlement Of “One-Off” Credit Card Transactions:

No Charge; Customer is currently using the Service.

•	Recurring Credit Card Transactions:

$*** one-time charge per system*.

*	(all System Principles use the service in a consistent manner)

2. Maintenance fee-             $*** monthly charge per System *

*	Note: Maintenance fee is $*** per month regardless if Customer chooses one or both services.

3. Accepted Transaction Fee for Real-Time Authorization And Daily Settlement Of “One-Off” Credit Card Transactions and Recurring Credit Card Transactions:

•	If total transactions are less than or equal to 1,000

$*** per item

•	If total transactions are greater than 1,000 but less than or equal to 2,000 transactions

$*** per item

•	If total transactions are greater than 2,000 but less than or equal to 3,000 transactions

$*** per item

•	If total transactions are greater than 3,000 but less than or equal to 4,000 transactions

$*** per item

•	If total transactions are greater than 4,000 but less than or equal to 5,000 transactions

$*** per item

•	If total transactions are greater than 5,000

$*** per item

47

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

C. Credit Verification Services:

ITEM/DESCRIPTION	PRICE
Initial Fee
One-time start-up fee	No Charge; Customer is currently using the Service.

Other Fees:
1. Monthly fee per transaction
- Basic Service (Social Security Number Verification)	$*** per transaction*
- Enhanced Service (Credit Score)	$*** per transaction*
2. Optional Training
Per day rate (one trainer/8 hour day)	$*** per day plus Reimbursable Expenses

*	There is no charge for a “No Hit”.

4. TECHNICAL SERVICES:

Standard Hourly Rates for Specific Development and Programming and for Consultants are as follows:

ESP and CCS Development and Programming	$*** per hour
Consultant	$*** per hour	minimum of $*** per day
Senior Consultant	$*** per hour	minimum of $*** per day
Director	$*** per hour	minimum of $*** per day

Note: Reimbursable Expenses are not included in the fees referenced above. Fees vary depending on the Project. Projects shall be completed under duly executed Statements of Work.

48

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

5. CCS PRINT AND MAIL SERVICES FEES:

ITEM/DESCRIPTION	PRICE
I. ESP® Processing Fees - Legacy Statement Upgrade
A. First Physical Page, Duplexed (Front & Back), Black & White Print Only, Generic Paper and Forms
1. Generic Format
Number of Monthly Statements (Note 1)	per statement
0 to 3,000,000 3,000,001 to 4,000,000 4,000,001 to 5,000,000 5,000,001 to 6,000,000 6,000,001 to 7,000,000 7,000,001 and greater	$*** $*** $*** $*** $*** $***
2. CCS ACSR/Telephony Format	Quote Per statement
3. Custom Format	Quote Per statement
B. Enhanced Statement Turnaround Services (Note 2)	$*** Per statement
C. Additional Physical Pages, Duplexed (Front & Back), Black & White Print Only*
1. Statement	$*** per physical page
2. Ad Page/Coupon Page**	$*** per physical page
D. Start Up Fees	$*** minimum based on level of modification
E. CD-ROM Archival (only available for ESP statements) standard turn around (Note 3)	$*** per Data Frame plus postage
1. Duplicate CD-ROM (price each)	$***
F. ESP Development and Programming	$*** per hour/minimum per day
G. Special Request Build Fee	$*** per build, per System Site
H. ESP Deconversion Fee (Note 4)	Quote
I. File transfer through ESP for statement creation off-site	Quote per statement page
J. Statement Extract Fee	$*** per statement, per month

NOTE:   An additional physical page means text items, such as billing details or system-generated statement messages

*            That overflow onto an additional physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention. The page may include static company information, such as, policies and procedures, payment locations, franchise authorities, etc. Only graphics from the ESP graphics library may be used on the additional physical page. Set-up and changes to this page are billed at the ESP Development and Programming Fee.

**          An ad page/coupon page means targeted messages, coupons or advertisements using text, graphics and coupon borders generated on an additional physical page. No reverses or dark photos may be used, only gray scale graphics. This page may be duplexed, but only text may be printed on the back side. The conditional logic for this page can be by zip code or franchise. Set-up and changes to this page are billed at the ESP Development and Programming Fee.

II. Postage Fees
Actual Postage Cost plus Mail Preparation Fee	Actual Postage plus $*** per Statement per Mailing
III. Print and Mail Ancillary Service Fees
A. One-Time Start-Up Fee Per System Site
1. Generic Statement Fee (Note 4)	Quote based on level of modification

49

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ITEM/DESCRIPTION	PRICE
2. Custom Statement Fee (Note 4)	Quote
3. Interface Development Fee (Note 4)	Quote
B. Past Due Notices (excludes postage)
1. Generic, per notice	$***
2. Custom, per notice	Quote per notice
C. Computer Letters (excludes postage)
1. Generic, per letter	$***
2. Custom, per letter	Quote per notice
D. Delinquency Labels
1. Spooled to site	$*** per label
2. Printed 4-up labels	$*** per label
3. Printed Cheshire labels	$*** per label
4. Printed LAB labels	$*** per label
5. Reports ($*** minimum charge)	$*** per report, per site
E. Special Request Build Fee	$*** per build, per System Site
F. Custom Paper, Envelope, Supply Purchasing	Quote
G. Inserts
1. Printing Services
a. Marketing/ad inserts	Quote
b. Other communication	Quote
2. Processing (maximum of 5 inserts per statement)	$*** per insert
3. Late insert notification	$*** per version per site
4. Late arrival of inserts	$*** per version per site
5. Holds or notification of insufficient inserts	$***
6. Returns to customer (handling fee)	$*** (Shipping costs passed to customer)
H. Deconversion Fee Fee (Note 4)	Quote
I. Set Up Charge
1. Cycle size per System Site less than 550 statements	$*** per cycle per System Site
2. Cycle size per System Site equal to or greater than 550 statements and less than 3,000 statements	$*** per cycle per System Site
3. Cycle size per System Site equal to or greater than 4,000 statements	No Charge per cycle per System Site

Set Up Charge	The set up fee will not be charged to newly converted System Sites until the System Site cycle spreads or five (5) months after the conversion date, whichever occurs first.
Postage	Postage costs incurred in the delivery of ancillary services to Customer will be treated as a pass-through cost and charged to the customer.

Note 1: The per statement price for each of these five (5) tiers, as noted, is not intended to apply incrementally (e.g., if Customer had 3,500,000 statements, the per statement price would be $*** on all 3,500,000 statements; if Customer had 5,500,000 statements, the per statement price would be $*** on all 5,500,000 statements).

Note 2: For Customer’s system prin 8255/9000, Customer may select enhanced statement turnaround services of three (3) business day turnaround following cycle completion, 95% of the time on a monthly basis and four (4) business day turnaround following cycle completion, 100% of the time on a monthly basis, for the related fees set forth above.

50

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Note 3: A billable data frame is the equivalent of one logical statement page (e.g., one side of a subscriber’s physical statement page) which contains detailed information that is unique to a specific subscriber.

Note 4: To be provided on a time and materials basis.

6. DATA COMMUNICATIONS PRICING:

Provided at CSG’s then current rates.

Note: Any other fees and charges for any CSG Product or Service provided or licensed to Customer and not listed above shall be set forth in the subsequently executed Schedule for such Product or Service. Fees for CSG Product or Service not purchased by Customer at time of Agreement Execution Date are subject to change without notice.

Agreed and accepted this 1st day of April, 1999, by:

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Edward C. Nafus	By:	/s/ Purvish C. Kothari

51

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

PERFORMANCE STANDARDS

[Redacted for Confidential Treatment]

52

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

FIRST AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This First Amendment (the “Amendment”) is executed this 13th day of August, 1999, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Echostar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999 (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Agreement shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Customer desires to utilize CSG Screen Express and CSG Message Express on a trial basis. As a result, for the fees set forth below, CSG hereby grants Customer a license to use CSG Screen Express and CSG Message Express for a period beginning upon the effective date of this Amendment and ending on October 31, 1999, unless otherwise extended to a date mutually agreed to by both parties. If Customer desires to receive a perpetual license for CSG Screen Express and CSG Message Express, CSG and Customer shall mutually agree to the terms and conditions for CSG Screen Express and CSG Message Express by signing a mutually agreeable license agreement for CSG Screen Express and CSG Message Express no later than October 31, 1999, unless otherwise extended to a date mutually agreed to by both parties. Upon the execution of such agreement or October 31, 1999 or such other date as mutually agreed to by both parties, whichever comes first, this Amendment shall terminate and have no further force and effect. The following changes are hereby made to the Agreement:

a. Exhibit B-1 is amended to include the following:

CSG Product	System Sites	Workstations
CSG Screen Express	Thornton, CO McKees Port, PA Littleton, CO 4th Call Center (Location TBD)	2,500

Message Express	same	2,500

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

b. Exhibit B-1(a) is amended to include the following:

CSG Screen Express. Integrated with CSG ACSR and the call center’s ACD telephony switch, Screen Express provides incoming call/ACSR screen synchronization at the CSR workstation. In addition, Screen Express provides basic software-based operations of the CSR’s physical telephone.

Message Express. Message Express is an add-on module to CSG Screen Express providing desktop readerboard functionality to the client application. The client can be used to display ACD statistical information, as well as, a desktop message center. Extended messages can be accessed using Universal Naming Convention (UNC) path information, including web browser integration.

c. Schedule E is amended to add the following Designated Environment for CSG Screen Express:

CSG Screen Express™ Designated Environment

Effective Date 7/99	Page 1 of 1

Note: CSG Screen Express™ requires CSG ACSR and AOI

Screen Express CTI Server Options

Sun Sparc/UltraSparc 5 or greater (1) – 150 Mhz or greater; 128 MB RAM; 30 MB available hard drive space; network card (10MB min., 10BT or BNC); v2.5.1 OS or greater, with specified patches; TCP/IP protocol installed

Windows NT compatible – 233 Mhz or greater(2); 128 MB RAM; 30 MB available hard drive space(3); network card (10MB min., 10BT or BNC); NT v4.0 w/ service pack 3 and Year 2000 fixes; TCP/IP installed

Screen Express Desktop Workstation

Windows NT or Windows 95 compatible – 32 bit; 200 Mhz or greater; 128 MB RAM; minimum 3MB available; network card (10MB min., 10BT or BNC); Windows NT v 4.0 w/ Service pack 3 or greater; TCP/IP installed

Screen Express ACD Options

Aspect ACD – v 6.2 OS or greater and requires Application Bridge Link (Ethernet)

Lucent G3 – v4.x OS or greater and requires ASAI Interface

Rolm – TBD

(1)	1996 or newer models

(2)	Recommended 350 Mhz or greater for Call Centers over 250 agents

(3)	Optional data logging features may require additional drive space if logging destination is local.

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

2. The fees for use of the CSG Screen Express license on a trial basis are at no cost except for the fees set forth below:

Installation/Start-up Fee - $*** per server plus Reimbursable Expenses

*	This fee will be invoiced the month each installation is completed.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Joseph T. Ruble	By:	/s/ Purvish Kothari

Title:	V.P. & General Counsel	Title:	CIO/SVP
Name:	Joseph T. Ruble	Name:	Purvish Kothari

3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SECOND AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Second Amendment (the “Amendment”) is executed this 11th day of December, 1999, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Echostar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as subsequently amended (collectively, the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Customer desires to modify the number of workstations licensed for ACSR, xBOI, ACSR AOI, CSG Statement Express and CIT. As a result, the following changes are hereby made to the Agreement:

a. Exhibit B-1 is hereby deleted and replaced with Exhibit B-1 attached hereto.

b. Section 2.H of Schedule F is hereby deleted and replaced with Section 2.H attached hereto.

2. Customer desires to license CSG Screen Express and Message Express. As a result, for the fees set forth in Section 2.F of Schedule F, CSG hereby grants Customer a perpetual license to use CSG Screen Express and Message Express. Therefore, in accordance with Section 1 of the First Amendment, such First Amendment is terminated and has no further force and effect. The number of workstations licensed for CSG Screen Express and Message Express are set forth in Exhibit B-1. Furthermore, as part of the fees paid by Customer for CSG Screen Express, CSG hereby grants Customer one (1) additional license to use CSG’s ACSR AOI product. Customer agrees that it will only use such ACSR AOI license to operate CSG Screen Express and for no other purpose. As a point of clarification, the AOI license granted to Customer under this Section 2 with respect to CSG Screen Express shall be in addition to any AOI licenses already granted to Customer in the Agreement, as referenced in Section 2.A of Schedule F. Additionally, as part of the fees paid by Customer for CSG Screen Express, CSG will provide Customer with one API to enable external Customer applications to use CSG Screen Express capabilities. The following changes are hereby made to the Agreement:

a. The fees for initial purchase of CSG Screen Express and Message Express are set forth in Section 2.H of Schedule F attached hereto.

b. Exhibit B-1(a) is amended to include the following:

CSG Screen Express. Integrated with CSG ACSR and the call center’s ACD telephony switch, Screen Express provides incoming call/ACSR screen synchronization at the CSR workstation. In addition, Screen Express provides basic software-based operations of the CSR’s physical telephone.

Message Express. Message Express is an add-on module to CSG Screen Express providing desktop readerboard functionality to the client application. The client can be used to display ACD statistical information, as well as, a desktop message center. Extended messages can be accessed using Universal Naming Convention (UNC) path information, including web browser integration.

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

c. Schedule E is hereby amended to included the following CSG Screen Express Designated Environment:

CSG Screen Express™ Designated Environment

Effective Date 5/99

Note: CSG Screen Express™ requires CSG ACSR and AOI

Screen Express CTI Server Options

Sun Sparc/UltraSparc 5 or greater (1) – 150 Mhz or greater; 128 MB RAM; 30 MB available hard drive space; network card (10MB min., 10BT or BNC); v2.5.1 OS or greater, with specified patches; TCP/IP protocol installed

Windows NT compatible – 233 Mhz or greater(2); 128 MB RAM; 30 MB available hard drive space(3); network card (10MB min., 10BT or BNC); NT v4.0 w/ service pack 3 and Year 2000 fixes; TCP/IP installed

Screen Express Desktop Workstation

Windows NT or Windows 95 compatible – 32 bit; 200 Mhz or greater; 128 MB RAM; minimum 3MB available; network card (10MB min., 10BT or BNC); Windows NT v 4.0 w/ Service pack 3 or greater; TCP/IP installed

Screen Express ACD Options

Aspect ACD – v 6.2 OS or greater and requires Application Bridge Link (Ethernet)

Lucent G3 – v4.x OS or greater and requires ASAI Interface

Rolm – TBD

(1)	1996 or newer models

(2)	Recommended 350 Mhz or greater for Call Centers over 250 agents

(3)	Optional data logging features may require additional drive space if logging destination is local.

d. Section 2.F. of Schedule F is amended to include the following fees for Message Express:

The license and maintenance fees for Message Express have been included as part of the license and maintenance fees for CSG Screen Express.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Joseph T. Ruble	By:	/s/ Purvish C. Kothari

Name:	Joseph T. Ruble	Name:	Purvish C. Kothari
Title:	V.P. & General Counsel	Title:	CIO/SVP

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT B-1

CSG Products, System Sites and Workstations

CSG Product	System Sites	Workstations
ACSR	Thornton, CO	2,500*
	McKees Port, PA
	Littleton, CO
ACSR AOI	(same)	2,500*
XBOI	(same)	2,500*
CSG Statement Express	(same)	2,500
CSG Vantage	(same)	30**
CIT	(same)	2,500
CSG Screen Express/Message Express	(same)	2,243

*	2,000 currently licensed under previous agreement between CSG and Customer.

**	30 currently licensed under previous agreement between CSG and Customer.

Schedule F

2. CSG Products:

H. Customer’s Initial Purchase of CSG Products under this Agreement:

Customer agrees to license the following CSG Products and pay to CSG the associated fees as set forth below:

• ACSR/XBOI/ACSR AOI/CBT/CSG Statement Express perpetual software license fees (bundled) 500 workstations x $*** per workstation	$***
• CSG Statement Express perpetual software license fees 2,000 workstations x $*** per workstation	$***
• CIT perpetual software license fees 2,500 workstations x $*** per workstation	$***
• CSG Screen Express/Message Express perpetual software license fees 2,243 workstations x $*** per workstation	$***

Total for Initial Software purchase	$***

• Annual Maintenance Fees on the above (***%)	$***

Note: Notwithstanding Section 10 of the Agreement, the annual maintenance period for each Product will begin upon installation of each Product, but no later than June 30, 2000.

Total fees due to CSG	$***

• Payment Terms:
Cash Payment Due June 1, 1999	$***
Cash Payment Due September 15, 1999	$***
Cash Payment Due November 15, 1999	$***
Cash Payment Due March 15, 2000	$***

Total	$***

Note: Does not include the cost of Third Party Software. The fees for additional CSG Product purchases are set forth in Schedule F.2, Sections A through G.

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

THIRD AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Third Amendment (the “Amendment”) is executed this 31st day of December, 1999, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Echostar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as subsequently amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Effective January 1, 2000, the section entitled “Number of Basic Subscribers” in Section 1.A. of Schedule F, shall be amended to reflect the following:

Number of Basic Subscribers	BSC*
0 to 3,000,000	$	***
3,000,001 to 6,000,000	$	***
6,000,001 to 7,000,000	$	***
7,000,001 and greater	$	***

2. Customer desires to license additional workstations of ACSR, XBOI, AOI, CBT, CSG Statement Express, CIT and CSG Screen Express/Message Express. Therefore, for the fees set forth below, CSG hereby grants Customer an additional 542 licenses of ACSR, XBOI, AOI, CBT, CSG Statement Express, CIT and CSG Screen Express/Message Express. As a result, the total number of workstations set forth on Exhibit B-1 for ACSR, XBOI, AOI, CBT, CSG Statement Express and CIT is increased from 2,500 to 3,042 and the total number of workstations set forth on Exhibit B-1 for CSG Screen Express/Message Express is increased from 2,243 to 2,785.

3. The fees for the additional licenses set forth above are as follows:

• ACSR/XBOI/ACSR AOI/CBT/CSG Statement Express perpetual software license fees (bundled) 542 workstations x $*** * per workstation	$***
• CIT perpetual software license fees 542 workstations x $*** * per workstation	$***
• Screen Express/Message Express perpetual software license fees 542 workstations x $*** * per workstation	$***

Total License Fees due under this Amendment	$***

*	For the additional workstations licensed under this Amendment only, CSG is providing Customer with a 20% discount on the license fees set forth in the Agreement.

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

• Annual Maintenance Fees on the above (15%) *	$***

*	For the additional workstations licensed under this Amendment only, CSG is providing Customer with a discount on the annual maintenance fees set forth in the Agreement from eighteen percent (18%) to fifteen percent (15%) for the term of the Agreement.

Note:	Notwithstanding Section 10 of the Agreement, the annual maintenance period for each Product licensed under this Amendment only will begin upon installation of each Product, but no later than December 31, 2000. Payment of the initial Annual Maintenance Fees for each Product licensed under this Amendment only will be due upon the installation of the Product and annually thereafter on the anniversary of the installation.

• Software License Fee Payment Terms:
Cash Payment Due June 30, 2000	$	***
Cash Payment Due September 30, 2000	$	***
Cash Payment Due December 31, 2000	$	***

Total	$	***

Note:	Does not include the cost of Third Party Software. The fees for additional CSG Product purchases are set forth in Schedule F.2, Sections A through G.

4. Customer shall have the option to revise the Products licensed from CSG for the total of $***, provided that Customer notifies CSG of such revision prior to March 31, 2000. Any such revisions shall be set forth in a separately executed amendment to the Agreement.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Joseph T. Ruble	By:	/s/ Purvish C. Kothari

Name:	Joseph T. Ruble	Name:	Purvish C. Kothari
Title:	V.P. & General Counsel	Title:	CIO/SVP

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

FOURTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Fourth Amendment (the “Amendment”) is executed this 9th day of June, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Echostar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as subsequently amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Customer desires to utilize CSG’s CSG Care Express™ Service on a trial basis. As a result, for the fee set forth below, CSG hereby agrees to provide Customer with CSG Care Express for a trial period beginning upon the effective date of this Amendment and ending on December 29, 2000 (the “Trial Period”). Therefore, Schedule A of the Agreement is amended to include CSG Care Express and Exhibit A-8 attached hereto. If Customer desires to utilize CSG Care Express beyond the Trial Period, CSG and Customer shall mutually agree to the terms and conditions for the continuation of such Service, including but not limited to the fees, by signing a mutually agreeable amendment no later than December 29, 2000; provided, however, the parties shall work together in good faith to reach a mutually agreeable amendment by November 30, 2000. If Customer does not desire to utilize CSG Care Express beyond the Trial Period, such Service will be discontinued and this Amendment shall terminate and have no further force and effect, except for the fee set forth below.

2. CSG will host CSG Care Express in-house from CSG’s data centers in Denver, CO. During the Trial Period, the Care Express server will be available 99.2% of the time, on a monthly basis, excluding downtime for maintenance from 1:00 a.m. to 5:00 a.m. CST on the first and third Sundays of each month. During the Trial Period CSG will develop a plan for re-architecting both the system and network configurations to provide a higher availability, redundant solution. If Customer and CSG sign a mutually agreeable amendment for CSG Care Express as described above in Section 1, CSG will implement such plan. Additionally, if Customer desires to utilize CSG Care Express beyond the Trial Period, CSG and Customer will re-evaluate the Care Express solution and mutually agree upon the on-going service level agreements to be included in the amendment. CSG has the ability to ramp and scale Care Express to meet Customer’s business requirements.

3. The fee for Customer’s use of the CSG Care Express Service for the trial period is as follows:

Trial period use fee	$	***

The trial period use fee includes the following:

•	Six (6) month bill archival for registered users

•	Three (3) month bill archival for non-registered users

•	Electronic bill presentment fee for registered users

•	Up to eighty (80) hours of support services. Support services requested by Customer that exceed eighty (80) hours shall be provided by CSG at $*** per hour, per person

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Joseph T. Ruble	By:	/s/ Germar Schaefer

Title:	V.P. & General Counsel	Title:	VP, IT & Dev.
Name:	Joseph T. Ruble	Name:	Germar Schaefer

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-8

CSG Care Express™

1. CSG Care Express Services. Customer desires to utilize CSG’s web-based software application that will allow it to perform a variety of customer care functions via the Internet as described in Exhibit A-8(a) (the “Care Express Services”).

2. Development, Production and Operation of CSG Care Express. CSG will perform the design, development and programming services related to the design and use of the Care Express Services and create the work product deliverables (the “Work Product”) set forth in a separately executed CSG Care Express work order (the “Work Order”). The Care Express Services will contain the CSG Intellectual Property and the Customer Intellectual Property set forth on the Work Order. After CSG has completed the Work Product, CSG will produce and operate the Care Express Services for Customer.

3. Definitions Relating to Intellectual Property. “Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and operating the Care Express Services. “CSG Intellectual Property” means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG and maintained in CSG’s public library that may be used in connection with designing, producing and operating the Care Express Services.

4. Ownership of the Care Express Services. Except with respect to Customer Intellectual Property, all patents, copyrights, trade secrets and other proprietary rights in or to the Work Product shall be CSG’s sole and exclusive property, whether or not specifically recognized or perfected under applicable law. Customer shall not have or acquire any proprietary interest in the Work Product, including the actual format or layout created for Customer, or in CSG’s billing and management information software and technology and agrees that the Work Product are not works specially ordered and commissioned for use as a contribution to a collective work and are not works made for hire pursuant to U.S. Copyright Law. However, CSG grants Customer, and Customer accepts from CSG, a non-exclusive, non-transferable, paid up, royalty free and perpetual right to use, reproduce, copy and display the design and format of the completed Work Product.

5. Customer’s Intellectual Property Representations. CSG may use all of Customer’s Intellectual Property necessary to design, produce and operate the Care Express Services and perform CSG’s other rights and obligations hereunder. CSG may cease use of any of Customer’s Intellectual Property on the Care Express Services at any time, upon notice to Customer. Customer represents and warrants that it owns or has licensed all of Customer’s Intellectual Property, and that CSG’s use of Customer’s Intellectual Property on the Care Express Services pages will not constitute a misuse or infringement of Customer’s Intellectual Property, or the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer’s Intellectual Property and will immediately advise CSG of the loss of Customer’s right to use Customer’s Intellectual Property. Customer will immediately advise CSG of all copyright and other notices that must be used in connection with Customer’s Intellectual Property and of any restrictions on the use of Customer’s Intellectual Property relevant to CSG.

6. Indemnification Relating to the Care Express Services. Notwithstanding anything to the contrary in this Agreement, Customer shall indemnify, defend and hold CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys’ fees), directly or indirectly resulting from Customer’s breach of any representation or warranty under Section 5 above, and from any claim arising from CSG’s actions on behalf of Customer in designing the Work Product, producing and operating the Care Express Services or otherwise relating to this Exhibit, except for those claims arising directly from CSG Intellectual Property.

3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-8(a)

CARE EXPRESS SERVICES

CSG Care Express provides electronic bill presentment and payment services over the Internet. Functional specifications include:

Bill Presentment

•	Bills are dynamically rendered using custom presentation and content templates

•	Three months of bills available for all subscribers immediately upon registration within the implementation area

Note: Such availability requires a “ramp-up” period (i.e., three months of bills will not be available until the third month following the initiation of bill archival services)

•	E-mail notification of bill availability sent to registered subscribers

•	Six-month bill archive maintained for registered subscribers

Note: Such availability requires a “ramp-up” period (i.e., six months of bills will not be available until the sixth month following the initiation of bill archival services)

Bill Payment

•	Payment methods include credit card and PIN-less debit card

•	Credit card options include American Express, Discover, Visa and Master Card

•	Debit card options include Visa and Master Card

•	Subscribers presented with payment authorization message at time of payment

Subscriber Registration

•	Internet registration for new subscribers of Care Express Services

•	Internet maintenance of subscriber information such as E-mail address and password

Marketing

Support for CSG’s Enhanced Statement Presentation® marketing assets:

•	Messages (Regulatory and Marketing)

•	Pre-printed form information

•	Advertising pages

Security

•	Data and applications restricted to authorized subscribers only

•	SSL (Secure Sockets Layer) 3.0 compliant

Web-Site Customization and Integration

Customer, in conjunction with CSG, will have the ability to customize the Care Express web design to have the layout and design that Customer desires. The integration of Customer’s web site to Care Express should be transparent to the end user.

4

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SIXTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Sixth Amendment (the “Amendment”) is executed this 11th day of April, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Echostar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Schedule A and Exhibit B-1 are amended to include Customer’s System Sites at Christiansburg, Virginia and El Paso, Texas.

2.	Schedule D shall be amended to include the following installation services for CSG Screen Express and CSG Message Express:

Installation of CTI server

Configuration between CTI server and phone switch

Installation of client application, on-site, excluding Reimbursable Expenses

End-to-end testing

1 day on-site training

Installation and Start-up Services not included (Customer’s responsibility and/or services available for additional fees):

Additional workstation installation

Printer installation

Network interface cards/devices

Remote site engineering services

Definition and implementation of all billing and financial management parameters

Custom report design and development

Operational systems requirements and implementation

Coordination of all vendor activities pertaining to telephony operational network and database management

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

3.	Schedule D shall be amended to include the following installation services for CSG Statement Express:

Circuit Capacity

•	Review and determine the Customer Communications statement storage and viewing parameters for the following:

•	retention period of statement image,

•	number of statement cycles,

•	current and projected number of physical ESP statement pages

•	average number of billing related calls per day and per hour

•	total number of workstations utilizing the application

•	total number of SPA’s

•	estimated number of concurrent Statement Express users

•	Evaluate circuit capacity requirements based upon above criteria

•	Provide circuit upgrade requirements (if needed)

•	Place order for circuit upgrade (if needed)

Product Installation

•	Develop MVS statement extract process

•	Build statement image database

•	Test extract/statement image process

•	Incorporate Statement Express into ANDS processing

•	Send CDROM of workstation application software to site

•	Verify connectivity to statement image data

Other

•	Provide Statement Express Quick Reference Guide

•	Access and validate proper statement display

4.	Schedule E shall be amended to include the following Designated Environment for Statement Express:

CSG Statement Express™ Designated Environment
Effective 11/99	Page 1 of 1

CSG Statement Express Client - Stand Alone Environment (1)

Platform

See current Designated Environment requirements for ACSR for Windows NT or Windows 95

Minimum Processor

80486

Minimum Free Disk Space

50 MB

Minimum Memory

24 MB

Speed

Network Cards/Devices

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Ethernet or Token Ring network adapter

Minimum Video Requirements

Super VGA display and adapter with 800 x 600 resolution

Printer

Any MS Windows supported printer

CSG Statement Express Client - ACSR Integrated Environment (2)

Platform

See current Designated Environment requirements for ACSR for Windows NT or Windows 95

Minimum Processor

Minimum Pentium processor with 133 MHz speed

Minimum Free Disk Space

50 MB

Minimum Memory

64 MB

Network Cards/Devices

Ethernet or Token Ring network adapter

Minimum Video Requirements

Minimum Super VGA display with minimum of 1024x768 resolution at 256 colors, small font

Printer

Any MS Windows supported printer

(1)	Requires INTERNIC registered address

(2)	Requires CSG ACSR and INTERNIC registered address

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Joseph T. Ruble	By:	/s/ Purvish C. Kothari

Title:	V.P. & General Counsel	Title:	SVP/CIO

Name:	Joseph T. Ruble	Name:	Purvish C. Kothari

3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EIGHTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Eighth Amendment (the “Amendment”) is executed this 30th day of June, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Echostar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer desires to replace XBOI with the ACSR Promotions GUI, therefore, upon execution of this Amendment, any and all references in the Agreement to “XBOI” or “XBOI Interface” are hereby deleted and replaced with “ACSR Promotions GUI.”

2.	Exhibit B-1 (a) is hereby amended to delete the Product Description paragraph for XBOI and replace it with the following text:

ACSR Promotions GUI. The ACSR Promotions GUI is an add-on module to ACSR. The ACSR Promotions GUI streamlines and automates the order entry process by eliminating the need for customer service representatives to access multiple screens and memorize numerous service codes.

3.	Customer also desires to license six thousand (6,000) workstations of CSG’s ACSR module for High Speed Data. Therefore, Exhibit B-1 (a) is hereby amended to include the following description of the ACSR module of High Speed Data:

ACSR module for HSD. The ACSR module of HSD allows customers, through the graphical user interface, to access subscriber information on CCS as it relates to Customer’s offering of high speed data services.

4.	Customer currently licenses three thousand and forty-two (3,042) workstations of ACSR, XBOI, ACSR AOI, CBT, CSG Statement Express, and CIT, and two thousand seven hundred and eighty-five (2,785) licenses of CSG Screen Express/Message Express, and Customer desires to:

(a)	instead license three thousand and forty-two (3,042) workstations of ACSR, ACSR Promotions GUI, ACSR AOI, CBT, CSG Statement Express; and

(b)	license an additional two thousand nine hundred fifty-eight (2,958) workstations of ACSR, ACSR Promotions GUI, ACSR AOI, CBT, CSG Statement Express and CIT; and

(c)	license an additional three thousand two hundred fifteen (3,215) workstations of CSG Screen Express/Message Express.

(d)	license six thousand (6,000) workstations of the ACSR module of High Speed Data.

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

5.	Therefore, effective the date of execution of this Amendment, and for the fee set forth in Paragraph 6 below, Customer and CSG agree:

(a)	the three thousand and forty-two (3,042) workstation licenses of ACSR, XBOI, ACSR AOI, CBT, CSG Statement Express shall be cancelled and replaced with three thousand and forty-two (3,042) workstation licenses of ACSR, ACSR Promotions GUI, ACSR AOI, CBT, CSG Statement Express; and

(b)	CSG hereby grants Customer an additional two thousand nine hundred fifty-eight (2,958) licenses of ACSR, ACSR Promotions GUI, ACSR AOI, CBT, CSG Statement Express, and CIT; and

(c)	CSG hereby grants an additional three thousand two hundred fifteen (3,215) licenses of CSG Screen Express/Message Express; and

(d)	Upon delivery of the medium containing the ACSR module of High Speed Data, CSG hereby grants Customer six thousand (6,000) licenses of the ACSR module of High Speed Data; and

(e)	that Customer shall be authorized to make copies of the CSG Products for which Customer currently has in its possession prior to the execution of this Amendment, but only to the extent that such copies do not exceed the number of total licenses for such CSG Products as granted herein in this Amendment, and only for the limited purpose as set forth in the Agreement.

6.	The total license fee due to CSG for the additional two thousand nine hundred fifty-eight (2,958) licenses of ACSR, ACSR Promotions GUI, ACSR AOI, CBT, CSG Statement Express, and CIT, the additional three thousand two hundred fifteen (3,215) licenses of CSG Screen Express/Message Express, and the six thousand (6,000) licenses of the ACSR module of High Speed Data is $***. The total license fee of $*** shall be billable to Customer on June 30, 2000 and payment of such shall be due to CSG follows:

Partial payment due September 1, 2000	$***
Partial payment due January 1, 2001	$***
Partial payment due April 1, 2001	$***
Partial payment due June 1, 2001	$***

Total amount due under this Amendment	$***

Note: Notwithstanding Section 10 of the Agreement, the license fees above include maintenance fees for the maintenance period from the date of execution of this Amendment through December 31, 2000. All subsequent annual maintenance periods shall begin on January 1 of each year and end on December 31 and shall be billable at the annual amount of $***.

Note: Does not include the cost of Third Party Software as set forth in Section G of Schedule F of the Agreement.

7.	As a result of the foregoing, upon execution of this Amendment: (a) the total number of workstations set forth in Exhibit B-1 for ACSR, ACSR Promotions GUI, ACSR AOI, CBT, CSG Statement Express and CIT is increased from 3,042 to 6,000; (b) the total number of workstations set forth on Exhibit B-1 for CSG Screen Express/Message Express is increased from 2,785 to 6,000; and (c) the total number of workstations set forth in Exhibit B-1 for the ACSR module of High Speed Data is 6,000.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ John P. Pogge	By:	/s/ Edward F. Allwein

Title:	President	Title:	Vice President

Name:	John P. Pogge	Name:	Edward F. Allwein

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Tenth Amendment (the “Amendment”) is executed this 21st day of December, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Echostar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Section 18 of the Agreement is deleted in its entirety and replaced with the following:

“Term. This Agreement shall be effective on the date of execution by the parties (the “Effective Date”). This Agreement shall remain in effect until December 31, 2004, unless earlier terminated pursuant to Section 19. As specific consideration for the mutual promises made, and benefits conferred, pursuant to the terms and conditions herein, the Agreement may be extended for three (3) additional one-year terms (“Additional Terms”) at Customer’s option with written notice to CSG delivered at least ninety (90) days prior to December 31, 2004 or the end of each one (1) year Additional Term, but in any case the term of this Agreement shall extend for the term of any license granted under an executed Schedule hereto; provided, however, that such extension shall relate solely to those provisions of the Agreement that survive pursuant to Section 22 hereof. If CSG does not, at least ninety (90) days prior to December 31, 2004 or the end of each one (1) year Additional Term, receive from Customer written notice of Customer’s intent to extend this Agreement, this Agreement shall not be extended beyond its expiration. The term of any specific license for the Products and the term for any specific Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminated pursuant to Section 19 of this Agreement.”

2.	Effective the month following the month in which this Amendment is executed, the section entitled “Number of Basic Subscribers” in Section 1.A of Schedule F, shall be amended to reflect the following:

Number of Basic Subscribers	BSC*
0 to 3,000,000	$***
3,000,001 to 6,000,000	$***
6,000,001 to 7,000,000	$***
7,000,001 to 8,000,000	$***
8,000,001 to 9,000,000	$***
9,000,001 and greater	$***

Note: The next adjustment to fees pursuant to Section 4 of the Agreement shall not occur until April 1, 2001 and the rates outlined above shall be the basis for said adjustment.

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

3.	Effective the month following the month in which this Amendment is executed, the following services shall be included as part of Customer’s BSC as set forth in Section 1.A of Schedule F:

•	Monthly per Subscriber Data Extract Fee for One (1) CCS Daily Data Extract

Note: CSG and Customer executed a Statement of Work entitled “Implementation of daily data extracts” on October 13, 2000. In accordance with such Statement of Work, CSG shall waive the programming and development fee associated with the format of the initial database structure. Customer shall have the option to add any commercially available CCS data element to the CCS Daily Data Extract. Any such adjustments to the Daily Data Extract and the associated hourly fees shall be set forth in a separately negotiated statement of work. The fees for any additional data extracts are set forth in Schedule F.

•	Monthly Processing and Maintenance Fee for Vantage ESP MessageLink

Note: The initial setup services for Vantage ESP MessageLink shall be provided by CSG at no charge.

4.	Customer desires to use CSG’s CCS Services for high speed data to use with its license of CSG’s ACSR module of High Speed Data (HSD). Therefore, the following changes are hereby made to the Agreement:

a.	Schedule A is hereby amended to include CCS Services for high speed data as well as the provision of an on-line terminal facility (not the terminals themselves), service bureau access to CCS processing software, adequate computer time (as defined in Section 1(a) of the Performance Standards of the Agreement) and other mechanical data processing services as more specifically described in the user documents.

b.	Schedule F is amended to include the following fees for the CCS Services for high speed data:

•	Basic Monthly Subscriber Charge (per high speed data subscriber) $***

Note: Customer plans to offer CCS non-rated high speed data services on the same account as video services. The Basic Monthly Subscriber Charge (per high speed data subscriber) as set forth herein relates to CCS non-rated high speed data processing on the same account as video services and access to the thirty nine (39) CCS high speed data fields. Such fee shall commence being billed to Customer the month in which such services are provided by CSG. In the event that such account only has high speed data services, or in the event that such account is a separate account on CCS, Customer agrees to pay the Basic Monthly Subscriber Charge for such account, as set forth in Section 1.A of Schedule F.

•	Vantage High Speed Data Support:

Monthly Processing and Maintenance Fee (per high speed data subscriber) $***

Note: The Monthly Processing and Maintenance Fee (per high speed data subscriber) for Vantage High Speed Data Support as set forth herein shall commence being billed to Customer the month in which such services are provided by CSG.

•	All conversion, implementation and integration services, and the associated fees, shall be set forth in a mutually agreed upon Statement of Work. Reimbursable Expenses are excluded and billable.

5.	CSG shall be Customer’s sole and exclusive provider of billing products and services for Customer’s offerings of high speed data services. Therefore, the first sentence of Section 23 of the Agreement is amended to include “and high speed data” between “video” and “services.”, and the second sentence of Section 23 of the Agreement is amended to include “or high speed data”“ between “video” and “services.”.

6.	(a) Customer desires to obtain from CSG, and CSG hereby grants to Customer, the perpetual right to use (at the System Sites set forth in Schedule A of the Agreement) CSG Smartlink™ (as further described in Attachment A, attached hereto) for the fees set forth in Paragraph 7 and subject to the terms and conditions set forth in the Agreement (including Schedule B of the Agreement). The software license as granted herein this Amendment for CSG Smartlink™ shall be effective upon delivery of the medium(s) containing the software and Customer shall be responsible for payment for such software license in accordance with paragraph 7 below.

(b) Customer desires to obtain from CSG, and CSG hereby grants to Customer, a limited license to use (at the System Sites set forth in Schedule A of the Agreement) the CSG Workforce ExpressSM Fleet Management Downstream Interface for no charge subject to the terms and conditions set forth in the Agreement (including Schedule B of the Agreement). The license granted herein this Paragraph 6(b) is further restricted for the sole and exclusive purpose of interfacing with Customer’s Enterprise Application Integration (“EAI”) Bus. Any other use of the CSG’s Workforce ExpressSM Fleet Management Downstream

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Interface, including the data obtained thereby, is strictly prohibited, and shall immediately cause the license granted herein this Paragraph 6(b) to terminate. The CSG Workforce ExpressSM Fleet Management Downstream Interface must be certified in conjunction with Customer’s EAI Bus by CSG prior to the integration of the interface. All project management, certification, integration, workflow consulting and/or technical review services (including the applicable hourly fees as set forth in Paragraph 7 below) shall be set forth in a mutually agreed upon Statement of Work. The limited license as granted herein this Amendment for the CSG Workforce ExpressSM Fleet Management Downstream Interface shall be effective upon the completion of the certification and integration of such interface.

(c)	Therefore, as a result of the licenses granted herein this Paragraph 6, effective upon execution of this Amendment:

i.	the definition of “Products” in the Agreement shall be amended to include CSG Smartlink™ and the CSG’s Workforce ExpressSM Fleet Management Downstream Interface, and

ii.	Exhibit B-1(a) of the Agreement is amended to include the description of CSG Smartlink™ and the CSG’s Workforce ExpressSM Fleet Management Downstream Interface as set forth in Attachment A, attached hereto; and

iii.	Schedule E is hereby amended to include the Designated Environment for CSG Smartlink™ ™ and the CSG’s Workforce ExpressSM Fleet Management Downstream Interface as set forth in Attachment B, attached hereto; and

iv.	Customer acknowledges that CSG Smartlink™ may be operated by Customer at Customer’s location. However, CSG agrees to provide Customer with the Facilities Management Services set forth in Attachment C, attached hereto, to host CSG Smartlink™ on behalf of Customer. Customer may discontinue the Facilities Management Services, pursuant to a mutually agreed upon Statement of Work, provided that Customer provides CSG with written notice of such decision at least one hundred and eighty (180) days prior to the date that CSG is to cease to provide the Facilities Management Services.

Notwithstanding anything to the contrary in the Agreement, as amended hereby, Customer may not assign or transfer the licenses granted in this Paragraph 6 without CSG prior written consent, which consent shall not be unreasonably withheld. Any attempted transfer or assignment of the licenses without CSG’s prior written consent shall terminate said license.

7.	Schedule F is amended to include the following fees for CSG Smartlink™:

• Perpetual Software License Fee	$	*	**
• $*** invoiced on December 31, 2000
• $*** invoiced on March 31, 2001
Monthly Maintenance Fee (per subscriber)	$	*	**

Note: The Monthly Maintenance Fee (per subscriber) as set forth herein shall commence being billed to Customer the month in which such services are provided by CSG.

• Installation and Startup Fee	Quote

Note: All installation and startup services, and the associated fees, shall be set forth in a mutually agreed upon Statement of Work. Such fees shall not exceed $*** excluding Reimbursable Expenses. Reimbursable Expenses are excluded and billable.

• Monthly Facilities Management Services Fee	$	*	**

Note: Includes the services set forth in Attachment C. The Monthly Facilities Management Services Fee as set forth herein shall commence being billed to Customer the month in which such services are provided by CSG.

Monthly Transaction Processing Fee (per subscriber)	$	*	**

Note: The Monthly Transaction Processing Fee (per subscriber) as set forth herein shall commence being billed to Customer the month in which such services are provided by CSG.

•	Required CSG Services in relation to any third party application interfaces:

• Project Management for Customer’s Application
Interface Development (per person, per hour)	$	*	**
• Interface Certification/Integration (per person, per hour)	$	*	**

Note: All third party application interfaces must be certified by CSG prior to the integration of such interfaces. All project management, certification and integration services, and the associated fees, shall

3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

be set forth in a mutually agreed upon Statement of Work. Reimbursable Expenses are excluded and billable.

•	Other Suggested CSG Services in relation to any third party application interfaces:

• Work Flow Consulting (per person, per hour)	$	*	**
• Technical Review (per person, per hour)	$	*	**

Note: Any services to be performed, and the associated fees, shall be set forth in a mutually agreed upon Statement of Work. Reimbursable Expenses are excluded and billable.

8.	The following is added as a new section 1(g) to the Performance Standards set forth in the Agreement:

g. Smartlink™. Computer availability is reported monthly over 365 days per year, 24 hours per day. CSG performance standards for computer availability is outlined under section 1 a. of the Performance Standards of this Agreement. The computer on-line system will be defined as available if it is processing Customer transactions. Smartlink downtime periods are defined as periods of time in which the system does not send responses to Customer transactions due to the CCS host region or Smartlink server not being available which constitutes a downtime situation.

The Smartlink platform, as defined as the CCS host and CAP server, shall be available for on-line processing 24 hours per day, 365 days per year, *** per cent of the time on a monthly basis with the exceptions set forth below. The Smartlink platform will be defined as available if it is processing Customer transactions. Computer downtime periods are defined as periods of time in which the system does not send responses to Customer transactions due to the computer region or server not being available.

i.	CSG shall be allowed one hour each night, Monday through Friday, between the hours of 2:30 a.m. and 6:30 a.m. Central Time for nightly CCS host processing and CAP server maintenance. During this time, the on-line systems will not be available.

ii.	CSG shall be allowed two hours each night, Saturday and Sunday, between the hours of 2:30 a.m. and 6:30 a.m. Central Time for nightly CCS host processing and/or CAP server maintenance.

iii.	One time per calendar quarter, and with a minimum of 1-week advance notice to Customer, CSG shall be allowed an additional (3) hours downtime for CCS host system and CAP server maintenance on Sunday between the hours of 2:30 a.m. and 7:30 a.m Central Time.

iv.	CSG reserves the right to schedule additional emergency maintenance windows with the intent to provide Customer with sufficient prior notification. The lead time provided under these circumstances will be dependent on the particular emergency.

•	CSG shall not be responsible for its failure to meet the performance standard set forth above due to any cause beyond its control, such as but not limited to: Customer network interruptions, third party network providers, etc. Upon Customer’s request, CSG shall provide to Customer an explanation for the failure, including information regarding whether such failure was, in fact, cause by events outside of CSG’s control.

•	CSG will make commercially reasonable best efforts to achieve ***% computer uptime on a monthly basis.

•	CSG shall be not responsible for the availability of client’s server equipment which interfaces with CSG’s CAP server.

9.	Schedule A and Exhibit B-1 are hereby amended to include any Customer site as a Customer System Site.

10.	CSG will support 3270 CCS transactions, SmartLink™ and the Workforce Express Fleet Management Downstream Interface during the term of this Agreement; provided, however, Customer agrees to work in good faith with CSG to convert to SmartLink™ and/or Workforce Express Fleet Management Downstream Interface all 3270 applications that CSG demonstrates to cause material adverse impact upon the response time, operation or performance of the CCS system, and where Customer concurs that such conversion would not cause material adverse impact upon the response time, operation or performance of Customer’s system.

4

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

11.	In order for CSG to engage in adequate resource planning in relation to the Performance Standards set forth in the Agreement, Customer agrees to provide CSG, on a quarterly basis, with the following information:

•	Daily peak XML transaction volume (per hour) for the prospective six (6) months; and

•	Daily peak 3270 transaction volume (per hour) for the prospective six (6) months.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Jack Pogge	By:	/s/ Edward F. Allwein

Title:	President & COO	Title:	Vice President

Name:	Jack Pogge	Name:	Edward F. Allwein

5

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ATTACHMENT A

PRODUCTS

CSG SmartLinkTM is an XML interface that provides a mechanism for customers to use the open standards of the extensible Markup Language (XML) to communicate with core CSG’s CCS system. The XML technology allows a customer to build applications using these open standards. Message based XML is used for communicating upstream to and downstream from core CSG systems. The data communications method for the CSG SmartLinkTM interface is TCP/IP. Customers can use either CSG’s External Integration Protocol (EIP) or HTTP to organize request and reply records on the TCP/IP data stream. CSG provides the customer with the CSG SmartLinkTM Interface Specification and the XML document type definitions (DTDs) for each defined XML activity. XML requests sent by the customer must use the DTDs as supplied by CSG and validate successfully against those DTDs.

Presented below is a summary of the activities that are currently developed for CSG Smartlink™:

Activity	CCS Transaction (See Note 1)
Credit Card Payment to Account	ACCC
Converter Diagnostic	CDG
Converter Inventory Add	CIA
Converter Inventory Inquiry	CII
Converter Inventory Update	CIU
Customer Entry	CST
Customer Subscriber Maintenance	CSM
Dispatch Inquiry and Update	DIU
Dispatch Status and Update	DSU
House Record Inquiry and Update	HIU
House Record Entry	HSE
Subscriber Access	SAC
Subscriber Current Service	SCS
Subscriber Converter Update	SCU
Scheduling Category Inquiry	SDC
Cycle-to-Date Details	SDS
Subscriber Event Inquiry	SEI
Subscriber Event Purchase	SEP
Subscriber Equipment	SEQ
Subscriber Inquiry and Update #2	SI2
Subscriber Inquiry and Update	SIU
Subscriber Memo Add	SMA
Subscriber Memo Change	SMC
Subscriber Memo Delete	SMD
Subscriber Memo Display	SMS
Subscriber On-Line Statement	SOS
Work Order Close Out	WCM
Work Order Change of Service	WCS
Work Order Disconnect Service	WDS
Work Order Display	WDO
Work Order History	WHS
Work Order Inquiry and Update	WIU
Work Order Connect Service	WOC
Work Order Special Request	WRQ
Work Order Restart Service	WRS
Work Order Trouble Call	WTC

Note 1:	CCS transactions are presented above for information purposes and to provide a cross-reference between Smartlink™ supported activities and CCS transactions. As a message based system, Smartlink™ messages may not support all functionality of the CCS transaction referenced above. The interface specification provided to Customer outlines the specific functionality of the Smartlink™ product. Customer’s business need and defined Use Cases will determine the use, applicability and sequencing of specific Smartlink™ messages in communication with CSG.

CSG’s Workforce ExpressSM Fleet Management Downstream Interface is an interface between Customer and CSG’s CCS system which allows selected work order data to flow from CCS to Customer as outlined in Section 3.2 of the Fleet Management System (FMS) Interface Specification, Version 1.0, Release Date: May 25, 2000.

6

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ATTACHMENT B

CSG SMARTLINKTM

DESIGNATED ENVIRONMENT

The Designated Environment information in this schedule applies only to the CSG Products actually licensed by the Customer and may be subject to change as the specific hardware and software configuration cannot be completely identified and certified until after the business requirements of the Customer are determined during the pre-installation visit.

The Support Services do not include support of the products if used outside the Designated Environment (i.e., other hardware, software, or other modifications have been introduced by the Customer that are outside the Designated Environment). In such a case, CSG may agree to provide customized technical support for CSG’s then-current fees for such services.

Sun Hardware and Software

Server Model	Sun Ultra 450
CPU’s	4 - 400Mhz	PN 2244A
Memory	2 GB	PN 7055A
Base Disk (for OS + Application)	4 - 9GB	PN 5234A
Extended Disk (for operational data)	7 – 9GB	PN 5234A
HardWare RAID 5 disk controller	1	PN 6602A
OS	Solaris 2.7
Major OS Patch level	106541-09

3rd Party Software

Package	Version	Maintainer	Location/Provider
Netscape Directory Server	4.11	Netscape Communications	See you Sun Rep
IBM MQSeries	5.1	IBM	See your IBM Rep
Apache Web Server	1.3.12	Apache	www.apache.org

7

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

CSG WorkForce ExpressSM Fleet Management Downstream Interface

Designated Environment

•	CSG’s Mainframe System

•	Utilizes standard EIS Gateway with HTTP Protocol

•	Either though serial port connection (4030) or through the gateway

8

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ATTACHMENT C

CSG SMARTLINKTM

FACILITIES MANAGEMENT SERVICES

System Administration

User Administration - CSG will be responsible for all user id’s and passwords for all CSG application and UNIX server accounts.

Application and Server Security - CSG will closely manage the access to all servers in the service bureau environment. Only CSG certified System Administrators will have root access.

Application Engineering and Configuration - CSG will be responsible for overall system usability and availability. CSG will be responsible for maintaining the currency of any vendor software required by the application.

Third Party Software and Configuration - CSG will be responsible for the installation and configuration of any third party software required by the application.

Hardware Configuration Management - CSG is responsible for hardware configuration of the server, network access to the server, and server peripheral hardware.

OS Configuration Management - CSG is responsible for maintaining the currency of the server operating system by installing fixes and upgrading to new levels of the operating system when required.

Operating System Backup and Recovery - CSG will be responsible for maintaining operating system backups. A backup would include the operating system itself as well as all pertinent application configuration elements.

Offsite Tape Storage - CSG will be responsible for providing a process by which operating system backups are stored offsite. The methodology and frequency are at the discretion of the CSG Operations department.

Resource Analysis and Capacity Planning - CSG will be responsible for server and disk sizing to meet current and future customer volume requirements.

Operations Support

Operations – CSG will be responsible for 24x7 monitoring of the server hardware, operating system and applications. CSG will proactively detect issues with any failing component and contact the appropriate support personnel to return the failing component to operation.

9

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ELEVENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Eleventh Amendment (the “Amendment”) is executed this 27th day of April, 2001, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Echostar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.	Customer agrees to purchase CSG’s Electronic Bill Payment Services (Paybill Advantage®) as set forth in the attached Exhibit A-4(d), which is hereby added as such to the Agreement. The fees for the services provided pursuant to Exhibit A-4(d) are set forth below and shall become effective when Customer converts from the services provided by CSG pursuant to Exhibit A-4(a) of the Agreement to the services provided by CSG under Exhibit A-4(d). Accordingly, Schedule F shall be amended to include the following fees:

Description of Item/Unit of Measure	Frequency	Fee

1. Startup: (per system principle) (Note 1)	Per Request	$***

2. ACH debit and pre-note transaction fees: (Note 2)	Monthly

Transaction volume and per transaction fee (per system principle):

•      1 to 1,000 transactions (per transaction)

•      1,001 to 2,000 transactions (per transaction)

•      2,001 to 3,000 transactions (per transaction)

•      3,001 to 4,000 transactions (per transaction)

•      4,001 to 5,000 transactions (per transaction)

•      5,001 and above transactions (per transaction)

$*** $*** $*** $*** $*** $***

3. Insufficient funds return (per item, per system principle)	Monthly	$***

4. Notification of change (per item, per system principle)	Monthly	$***

5. Redeposit (per item, per system principle)	Monthly	$***

6. Maintenance (per system principle)	Monthly	$***

Note 1: The startup fee does not apply to system principles converting from the services provided under Exhibit A-4 (a) of the Agreement to the services provided under Exhibit A-4(d).

Note 2: For clarification purposes, the volume discounts are cumulative and not incremental (e.g., if a system principle has 2,000 transactions during the month, all 2,000 transactions would be charged at $*** per transaction).

2.	As of the date of execution of this Amendment, Customer receives CSG’s Electronic Payment Services pursuant to Exhibit A-4(a) of the Agreement. Upon Customer’s conversion from the services provided by CSG under Exhibit A-4(a) to the services provided by CSG under Exhibit A-4(d), Exhibit A-4(a) shall be terminated and of no further force or effect.

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

3.	Until such time that Customer converts from the services provided by CSG pursuant to Exhibit A-4(a) of the Agreement to the services provided by CSG under Exhibit A-4(d), Customer shall continue to pay the fees set forth in Schedule F, Section 3.A. of the Agreement. Upon Customer’s conversion from the services provided by CSG under Exhibit A-4(a) to the services provided by CSG under Exhibit A-4(d), Section 3.A. of Schedule F shall be deleted in its entirety and replaced with the fees set forth in paragraph 1 above.

IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ JOSEPH T. RUBLE	By:	/s/ EDWARD F. ALLWEIN

Name:	Joseph T. Ruble	Name:	Edward F. Allwein
Title:	V.P. & General Counsel	Title:	CIO
Date:	5/14/01	Date:	4/27/01

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Exhibit A-4(d)

PAYBILL ADVANTAGE®

ELECTRONIC PAYMENT SERVICES AGREEMENT

1. ELECTRONIC PAYMENT SERVICES. CSG will provide to Customer, and Customer will purchase from CSG all of Customer’s requirements for the data processing services, including reasonable backup security for Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Basic Services”) for all of Customer’s subscriber accounts that elect to utilize Customer’s electronic bill payment services (the “Subscribers”).

2. BASIC SERVICES.

(a) Consumer Debits. Each Subscriber will have the option to preauthorize a debit to either their checking account or savings account each month for a predetermined date of Customer’s choosing. CSG or, if applicable, its third party ACH Originator will be responsible for the disbursement, remittance and settlement of all funds. CSG will create and submit a preauthorized payment disbursement file according to bank industry standards (National Automated Clearing House Association, “NACHA”, or Electronic Data Interface, “EDI”) containing a debit record for Subscribers who have preauthorized monthly debits to be made from checking or savings accounts on a day designated by Customer each month. The ACH Originator will submit to an automated clearing house data in the required form for the collection of the monthly payments from Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date. Each debit will be submitted so as to effect the payment on the designated date.

(b) Credit of Remittances. CSG will post to Subscriber’s CCS account a payment transaction for each processing Subscriber on the Subscriber’s collection day.

(c) Enrollment Process. Customer is responsible for obtaining Subscriber enrollment information that authorizes his respective bank to post debit transactions to his respective bank checking account or savings account as required by NACHA. Customer will input Subscriber type of account, bank account number, payment method, and bank routing information into the CCS system. CSG will initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated. If the prenote process produces an error, the CCS system will automatically update the Subscribers’ payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, the CCS system will automatically update the information on the CCS system. The first debit will be initiated on the appropriate date to effect the debit on the Customer’s predetermined date.

(d) Automatic Preauthorized Payments. CSG and its third party ACH Originator shall provide automatic payment deduction which will occur monthly on a date predetermined by Customer. CSG will submit a file to the ACH Originator two days prior to the date the deduction is scheduled to take place. The Subscriber payment amount submitted to the ACH Originator will be the statement balance if the statement balance is less than the current balance or if the statement balance is greater than the current balance, then the current balance will be used. If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

(e) Settlement. The ACH Originator will credit Customer’s bank account for the gross ACH collection on the same day as the debit to Subscriber’s checking or savings account.

(f) Settlement of Returns. The ACH Originator will settle daily returns against Customer’s bank account. Settlement with Customer will be done daily. Each day for which there are returns, the ACH Originator will initiate a debit to the Customer’s specified account for the total amount of debits received by ACH Originator that day. First time NSF returns that will be re-deposited by ACH Originator will not be debited to the Customer’s specified account. Customer is ultimately responsible to cover on a daily basis all return debits incurred by ACH originator and in the event collections have ceased, Customer shall be obligated to pay within ten (10) days any unfunded return amounts not funded to cover all remaining return debits.

3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

(g) Record Keeping. Customer is responsible for maintaining Subscriber authorization forms for a period of at least seven (7) years in accordance with any applicable government laws or regulations.

3. ADDITIONAL SERVICES. If Customer desires CSG to provide other services in addition to the Basic Services, the parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the “Additional Services”). The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed and dated by both parties. Unless otherwise agreed in writing by the parties in such amendment any such additional services shall be subject to the terms of this Exhibit A-4(d).

4. SUBSCRIBER AUTHORIZATION. Customer shall obtain from each Subscriber the proper documents authorizing automatic transfers to and from such Subscriber’s savings account, checking account or bank card account, and provide a copy of the authorization to each Subscriber. Customer will provide only valid authorizations for processing.

5. SUBSCRIBER REPORTS. If Customer requests that CSG provide Customer with a tape containing information regarding Customer’s Subscribers and related banking information and payment data, then Customer shall pay CSG’s then current rates for such tape.

6. COMPLIANCE WITH LAWS. Customer will comply in all material respects with all federal, state or local laws and regulations pertaining to electronic payment processing. In the event of clear evidence of significant fraudulent activity by Customer, the Basic Services and any Additional Services will be discontinued immediately and any funds on the way to Customer will be impounded immediately.

7. COLLECTION DATA. Customer shall update subscriber account balance information to provide necessary data for the Basic Services and any Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

8. ACH ORIGINATOR. Customer acknowledges and agrees that this Exhibit A-4(d)is only between Customer and CSG and, that as a result, Customer gains no relationship with institutions used by CSG for ACH processing. CSG may contract with one or more financial institutions for ACH processing.

IN WITNESS WHEREOF, the parties have executed this Exhibit the day and year first above written.

CSG SYSTEMS, INC. (“CSG”)			ECHOSTAR SATELLITE CORPORATION (“Customer”)

By:	/s/ Joseph T. Ruble		By:	/s/ Edward F. Allwein

Name:	Joseph T. Ruble		Name:	Edward F. Allwein

Title:	VP & General Counsel		Title:	CIO

Date:	5/14/01	`	Date:	4/27/01

4

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TWELFTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Twelfth Amendment (the “Amendment”) is executed this 15th day of May, 2002, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer desires to obtain from CSG, and CSG hereby grants to Customer, a license to use CSG’s Account Hierarchies. As a result, for the fees set forth in Paragraph 4 below, CSG hereby grants Customer a perpetual license to use Account Hierarchies subject to the terms and conditions of the Agreement.

2.	The definition of “Products” in the Agreement shall be amended to include Account Hierarchies.

3.	Schedule B-1(a) is amended to include the following:

Account Hierarchies. Account Hierarchies provides customers with a basic hierarchical infrastructure where accounts can be linked together in a hierarchical manner to support multiple lines of business, as well as Business-to-Business accounts. Multiple groups will be created that connect subservient accounts across an entire business organization.

4.	Schedule F is amended to include the following fees for Account Hierarchies:

Perpetual License Fee (per Workstation)	Waived
Annual Maintenance Fee (per Workstation per Year)	Waived

Account Hierarchies Processing Fee (per leaf account per month) (See Note 1)	$***
Account Hierarchies Set-up Fee (per hour per person) (See Note 2)	$***

Manual Insertion Fee (per package)	$***
Shipping Materials	Quote

Account Hierarchies Reports (per physical page) (includes generic paper)	$***

Note 1: Should Customer desire to suppress the hardcopy printing of individual leaf account statements, any statements that are earmarked as print suppressed shall be subject to the ESP Print

Suppression Fee as defined in the Fifteenth Amendment.

Note 2: To be supported by a separately executed Statement of Work

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ EDWARD ALLWEIN	By:	/s/ PETER E. KALAN

Name:	Edward Allwein	Name:	Peter E. Kalan

Title:	CIO	Title:	CFO

Date:	5/15/02	Date:	5/16/02

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

THIRTEENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Thirteenth Amendment (the “Amendment”) is executed this 18th day of February, 2002, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Subject to (i) ePLDT, a wholly-owned subsidiary of the Philippine Long Distance Telephone Company, (the “Vendor”) executing an agreement with CSG substantially similar in form to Attachment 1 attached hereto, and (ii) the terms of Paragraph 2 below, CSG agrees to permit Customer to sublicense three hundred and ten (310) of the licensed seats of ACSR, ACSR Promotions GUI, ACSR AOI, CBT, CSG Statement Express, CIT, CSG Screen Express/Message Express and the ACSR Module of High Speed Data obtained by Customer pursuant to the Master Agreement (as amended) to Vendor solely for the purpose of performing certain customer service representative services on the behalf of the Customer. Use of the sublicenses granted to ePLDT pursuant to this Paragraph 1 shall be limited by each and all of the same restrictions of use as set forth in the Master Agreement and shall be used by ePLDT under terms and conditions not inconsistent with those granted to Customer under the terms of the agreement (however, under no circumstances shall ePLDT have any right to further sublicense or otherwise provide any CSG product or service to a third party).

2. Customer shall defend, indemnify and hold harmless CSG from and against any and all claims, suits, liabilities, expenses, attorneys’ fees or damages for any breach by ePLDT of the terms of the ACSR, ACSR promotions GUI, ACSR AOI, CBT, CSG Statement Express, CIT, CSG Screen Express/Message Express and/ore ACSR Module of High Speed Data licenses or any of the terms of Paragraph 1 above.

3. Customer shall be responsible for paying CSG for any and all installation/startup service provided by CSG in relation to the expanded licenses granted in Paragraph 1 above. Such services shall be provided under a mutually agreeable Statement of Work.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ Joseph T. Ruble	By:	/s/ Edward F. Allwein

Name:	Joseph T. Ruble	Name:	Edward F. Allwein

Title:	S.V.P. & General Counsel	Title:	CIO

Date:	3/6/02	Date:	2/18/02

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

ATTACHMENT 1

CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT is made as of the              day of September, 2001 between CSG SYSTEMS, INC., a Delaware corporation with its principal offices at 7887 East Belleview Ave., Suite 1000, Englewood, CO 80111, U.S.A. (“CSG”) and ePLDT, a              with its principal offices at 5/F L.V. Locsin Bldg, Ayala cor. Makati Avenue, 1200 Makati City, Philippines (“Company”).

RECITALS

CSG and Company intend to discuss certain matters regarding potential business relationships,

including opportunities regarding CSG’s software and systems (the “Products”) in certain areas.

In these discussions, CSG and Company may disclose to the other confidential and proprietary information and trade secrets for evaluation of the Products and any potential business relationship (the “Evaluation Process”).

As a result, CSG and Company agree on the following terms for disclosure and protection of their respective information.

1. DEFINITION OF CONFIDENTIAL INFORMATION. “Confidential Information” means information developed, acquired or licensed that is maintained as confidential information or trade secrets, including products planning information, marketing strategies, plans, finance, operations, customer relationships, customer profiles, sales estimates, business plans, internal performance results relating to past, present or future business activities, scientific or technical information, designs, processes, procedures, formulas, or improvements, confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, information, know-how, show-how and trade secrets, whether or not patentable or copyrightable, and all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible embodiment of the foregoing.

2. IDENTIFICATION OF CONFIDENTIAL INFORMATION. All information which is disclosed by the disclosing party to the receiving party and which is to be protected hereunder as Confidential Information of the disclosing party shall:

(a) if in writing or other tangible form, be labeled as proprietary and/or confidential, and

(b) if oral, be identified as proprietary and/or confidential at the time of disclosure and confirmed in writing by the disclosing party as confidential and/or proprietary within fifteen (15) days of the date of disclosure.

3. CONFIDENTIALITY. CSG and Company agree, with respect to the other’s Confidential Information, for a period of three (3) years from the date of disclosure:

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

(a) to take reasonable precautions necessary to safeguard confidentiality of that Confidential Information, including those the party takes to protect its own Confidential Information and those the other party reasonably requests from time to time;

(b) not to disclose that Confidential Information to any person or entity except its employees who have a need to know and require access in connection with the Evaluation Process;

(c) to require that such employees (i) agree to comply with the use and non-disclosure restrictions applicable to such Confidential Information under this Agreement and (ii) acknowledge the disclosing party’s right to enforce these restrictions against the employee before disclosing that Confidential Information to any such employee; and

(d) not to remove or deface any notice of confidentiality on the Confidential Information. The placement of a copyright notice on any Confidential Information will not constitute publication or otherwise impair its confidential nature.

4. USE. Each party will use the Confidential Information of the other party exclusively to evaluate the Products and evaluate potential business relationships. The Company will not copy the Products without CSG’s prior written permission, and CSG and Company will not copy any of the other’s Confidential Information without the other’s prior written permission.

5. UNAUTHORIZED USE OR DISCLOSURE. The unauthorized use or disclosure of either party’s Confidential Information will cause the party irreparable harm, and any actual or threatened unauthorized use or disclosure will entitle the disclosing party to injunctive relief, without bond. If an unauthorized use or disclosure of either party’s Confidential Information occurs, the recipient will immediately notify the disclosing party and take, at the recipient’s expense, all steps which are reasonably necessary to recover the disclosing party’s Confidential Information and to prevent its subsequent unauthorized use or dissemination, including availing itself of actions for seizure and injunctive relief. If the recipient fails to take these steps in a timely manner, the disclosing party may take them in its own or the recipient’s name and at the recipient’s expense.

6. LIMITATION. Neither party will have any confidentiality obligation with respect to any portion of Confidential Information that (i) the recipient independently knew or develops without using the disclosing party’s Confidential Information, (ii) the recipient lawfully obtains from a third party under no obligation of confidentiality, (iii) becomes available to the public other than as a result of an act or omission of the recipient or any of its employees or (iv) is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the disclosing party as much advance notice of the possibility of such disclosure as is practical so that the disclosing party may attempt to stop such disclosure or obtain a protective order concerning such disclosure.

7. PRODUCTS. The Company acknowledges that CSG or its licensors own the Products and all patents, copyrights, trade secrets, trademarks and other proprietary rights related to the Products, whether or not specifically recognized or protected under the laws of any country, and that this Agreement gives the Company no rights with respect to the Products or CSG’s proprietary rights, except the limited rights specified in this Agreement. The Company will not take any action that jeopardizes CSG’s or its licensors’ proprietary rights or acquire any rights in the Products.

8. DISCUSSIONS. CSG and Company will act in good faith. This Agreement does not obligate CSG or Company to enter into any discussions, agreements or business relationships. Any agreement that will bind

3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

the parties not set forth in this Agreement must be in writing and signed by an authorized representative of both parties. Oral agreements, promises and representations made between the parties but not contained in such a written agreement will not be binding.

9. RETURN OF CONFIDENTIAL INFORMATION. CSG and Company will, on request by the other, (i) return the other party’s Confidential Information and any tangible embodiment containing such Confidential Information, and (ii) deliver to the other party an affidavit which certifies that the party has complied with these termination obligations.

10. INDEMNITY. Each party will indemnify the other party against any damages, loss, liability or expense (including lawyer’s fees) that such other party may incur as a result of any violation of its confidentiality obligations hereunder, due to any act or omission of such party, its employees, agents or consultants. This Section will not be construed to limit or exclude any other claims or remedies that either party may assert under this Agreement or by law.

11 . U.S. EXPORT CONTROLS. The Company acknowledges that the Products and all related technical data are subject to controls under the U.S. Export Administration Regulations. The Company will not re-export or disclose the Products or any related technical data, or direct products thereof, to any country or person resident outside of the United States or Philippines (except to CSG and its employees), unless the Company obtains an appropriate authorization from CSG and the U.S. Department of Commerce.

12. ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the other party’s prior approval. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, CSG may assign this Agreement, upon notice to Company, to a related or unrelated person in connection with a transfer of all or substantially of its stock or assets to a third party, and Company hereby consents to such assignment in advance

13. GOVERNING LAW. This Agreement and performance thereunder shall be governed by the laws of the State of Colorado, U.S.A, excluding its conflicts of laws rules.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ePLDT (“COMPANY”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

4

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

FOURTEENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Fourteenth Amendment (the “Amendment”) is executed this 21st day of December, 2001, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer has licenses for a total of 6,000 workstations of CIT as follows:

Second Amendment	2,500 workstations
Third Amendment	542 workstations
Eighth Amendment	2,958 workstations

The annual maintenance periods for the CIT licenses granted under each of these Amendments is as follows:

Second Amendment	July 1 of each year through June 30 of the following year
Third Amendment	December 1 of each year through November 30 of the following year
Eighth Amendment	January 1 through December 31 of each year

Under the terms of the Second Amendment, CSG invoiced Customer for $*** for the maintenance period of July 1, 2001 through June 30, 2002. Although due under the terms of the Third Amendment, CSG has not yet invoiced Customer for $*** for the maintenance period December 1, 2000 through November 30, 2001. Under the terms of the Eighth Amendment, CSG invoiced Customer for $*** for the maintenance period of January 1, 2001 through December 31, 2001. As a result, the CIT maintenance fees invoiced under the Second and Eighth Amendments in the amount of $*** remains unpaid.

2.	Customer has not yet determined an implementation date for CIT. Notwithstanding anything to the contrary in the Agreement (as amended), CSG hereby agrees that Customer shall not be responsible, until CIT is implemented, for paying the CIT maintenance fees, as set forth in Paragraph 1 above. Therefore, CSG will reverse the $*** of CIT maintenance invoiced under the Second and Eighth Amendments and will not pursue the $*** not yet invoiced under the terms of the Third Amendment, until CIT is implemented. Hence, Customer hereby agrees that upon the implementation of CIT, Customer shall be responsible for paying all applicable maintenance fees for all of the previous maintenance periods where maintenance was not paid at the rates that would have been effect for those maintenance periods. Therefore, as a further point of clarification between the parties, upon the implementation of CIT, the CIT maintenance periods shall commence as follows:

Second Amendment	July 1, 2001
Third Amendment	December 1, 2000
Eighth Amendment	January 1, 2001

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

3.	CSG agrees to waive any late fees that may have been assessed with respect to the unpaid amounts reflected in Paragraph 1 above.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ JOSEPH T. RUBLE	By:	/s/ EDWARD F. ALLWEIN

Name:	Joseph T. Ruble	Name:	Edward F. Allwein

Title:	S.V.P. & General Counsel	Title:	CIO

Date:	12/26/01	Date:	12/21/01

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

FIFTEENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Fifteenth Amendment (the “Amendment”) is executed this 7th day of December, 2001, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Customer desires to amend the Agreement such that ESP processing and physical statement generation are unbundled and appear as separate invoice line items. By unbundling these services, Customer will be able to avoid the cost of generating a hard copy statement for customers that use the recurring credit card service and do not wish to receive a statement. The ESP charge will still apply to each statement, as ESP will create the electronic versions of every statement for archival purposes. ESP will also serve as the filter to determine which subscribers will receive hard copy statements and which will not.

2. Therefore, upon execution of this Amendment, Schedule F, Section 5.I.A.1. is deleted in entirety and replaced with the following:

ITEM/DESCRIPTION	PRICE
I. ESP® Processing Fees - Legacy Statement Upgrades
A. First Physical Page, Duplexed (Front & Back), Black & White Print Only, Generic Paper and Forms
1. Physical Statement Generation - Generic Format
a. Number of Monthly Statements (Note 1)
0 to 3,000,000	$	***	Per Physical Statement
3,000,001 to 4,000,000	$	***
4,000,001 to 5,000,000	$	***
5,000,001 to 6,000,000	$	***
6,000,001 to 7,000,000	$	***
7,000,001 and greater	$	***
b. ESP Processing Fee (Note 5)	$	***	Per Physical Statement
c. ESP Print Suppression Fee (Note 6)	$	***	Per Suppressed Physical Statement

Note 1: The per statement price for each of these five (5) tiers, as noted, is not intended to apply incrementally (e.g., if Customer had 3,500,000 statements, the per statement price would be $*** on all 3,500,000 statements; if Customer had 5,500,000 statements, the per statement price would be $*** on all 5,500,000 statements).

Note 5: The ESP Processing Fee shall be assessed against each physically generated statement. This fee shall show up as a separate invoice line item.

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Note 6: The ESP Print Suppression Fee shall be assessed against each print suppressed statement. This fee is the same as the ESP Processing Fee as ESP processing is still required to create the electronic versions of every statement for archival purposes. This fee shall show up as a separate invoice line item.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ JOSEPH T. RUBLE	By:	/s/ EDWARD F. ALLWEIN

Name:	Joseph T. Ruble	Name:	Edward F. Allwein

Title:	S.V.P. & General Counsel	Title:	CIO

Date:	12/13/01	Date:	12/7/01

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SIXTEENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Sixteenth Amendment (the “Amendment”) is executed this 13th day of December, 2001, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG	and Customer agree as follows:

1.	Customer is currently utilizing CSG’s recurring, monthly PayBill Advantage Service. Customer also desires to offer to its Subscribers the option to make one-time payments via PayBill Advantage. As a result, Customer agrees to use and CSG agrees to provide PayBill Advantage for one-time payments as follows.

a.	All of the terms and conditions of Exhibit A-4(d) and of the Agreement shall apply to Customer’s use of the Service for one-time payments except as set forth below:

•	CSG will not initiate ACH prenotes for one-time payments. ACH prenotes will only be initiated for recurring, monthly payments.

•	With respect to one-time payments only, the Subscriber payment amount submitted to the ACH Originator will be determined by the Subscriber.

•	With respect to one-time payments only, CSG will submit a file to the ACH Originator on the date the payment is entered into the CCS system. However, if the designated date for deduction falls on a weekend or holiday, the deduction will not occur until the next scheduled banking day.

b.	The fees for one-time payments via PayBill Advantage are as follows:

Description of Item/Unit of Measure	Frequency	Fee
Startup Fee: (per system principle)	Per Request	N/A
Other Fees:
1. ACH debit and pre-note transaction fees (Note 1)	Monthly
Transaction volume and per transaction fee (per system principle):
• 1 to 1,000 transactions (per transaction)		$***
• 1,001 to 2,000 transactions (per transaction)		$***
• 2,001 to 3,000 transactions (per transaction)		$***
• 3,001 to 4,000 transactions (per transaction)		$***
• 4,001 to 5,000 transactions (per transaction)		$***
• 5,001 and above transactions (per transaction)		$***
2. Insufficient funds return fee (per item, per system principle)	Monthly	$***
3. Notification of change fee (per item, per system principle)	Monthly	$***
4. Redeposit fee (per item, per system principle)	Monthly	$***
5. Maintenance fee (per system principle)	Monthly	N/A

Note 1: For clarification purposes, the volume discounts on ACH debit and pre-note transactions are cumulative and not incremental (e.g., if a system principle has 2,000 transactions during the month, all 2,000 transactions would be at $*** per transaction).

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ PETER E. KALAN	By:	/s/ EDWARD F. ALLWEIN

Name:	Peter E. Kalan	Name:	Edward F. Allwein
Title:	CFO	Title:	CIO
Date:	12/18/01	Date:	12/13/01

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SEVENTEENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Seventeenth Amendment (the “Amendment”) is executed this 16th day of September, 2002, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG	and Customer agree as follows:

1.	Customer no longer desires to license the ACSR Promotions GUI described in Exhibit B-1 as amended by the Eighth Amendment to the Agreement, and as such no longer desires CSG to provide support or maintenance for the ACSR Promotions GUI. Therefore, CSG shall have no liability to the Customer for neither the license of, nor the maintenance and support for, the ACSR Promotions GUI. More specifically, (i) Paragraph 1 of the Eighth Amendment to the Agreement (the “8th Amendment”) is deleted in its entirety and replaced with “Any and all references in the Agreement to ‘XBOI’ or ‘XBOI Interface’ is hereby deleted.”; and (ii) Paragraph 2 of the 8th Amendment is deleted in its entirety; and (iii) all references to ACSR Promotions GUI are removed from Paragraphs 4(a), 4(b), 5(a), 5(b), 6 and 7 of the 8th Amendment. Notwithstanding the above, Customer may continue to use (at the System Sites set forth in Schedule A and Exhibit B-1 of the Agreement) the open data exchange (“ODE”) interface provided by CSG, at no charge, so long as Customer uses the ODE interface for the sole purpose of interfacing with Customer’s Dish-Promo application.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ JOSEPH T. RUBLE	By:	/s/ EDWARD F. ALLWEIN

Name:	Joseph T. Ruble	Name:	Edward F. Allwein
Title:	S.V.P. & General Counsel	Title:	CIO
Date:	9/19/02	Date:	9/16/02

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EIGHTEENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Eighteenth Amendment (the “Amendment”) is executed this 6th day of June, 2002, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has developed and is operating a direct broadcast satellite service (“DBS”) to distribute television and entertainment programming to its subscribers; and

WHEREAS, CSG would not offer Cycle E and the Cycle E Processing Environment in relation to the Products and Services if the utilization by DBS of such Products and Services did not significantly differ from the utilization of such Products and Services by wireline video services providers;

Now	therefore, CSG and Customer agree as follows:

1.	Exhibit A-1 shall be amended by inserting the following at the end of paragraph 1:

CSG agrees to provide Customer with service bureau access to a dedicated version of the CCS processing software (“Cycle E”). CSG and Customer agree that Cycle E functionality shall include the same functionality, in relation to the Products and Services, as expected to be provided to Customer by CSG, on June 8, 2002 at 12:00 p.m. (MST). CSG agrees to provide Customer with a dedicated processing environment (“Cycle E Processing Environment”). The Cycle E Processing Environment shall include one (1) Logical Partition (“LPAR”), one (1) Test environment (as mutually agreed to between the parties), one (1) Vantage® processing environment, one (1) Common Addressability Platform environment and network connectivity host termination (“TN3270”).

The fees for Cycle E and the Cycle E Processing Environment are set forth in Exhibit B attached.

2.	For the fees set forth in Exhibit A 1.A, CSG shall make available to Customer, for each of the calendar years beginning on January 1, 2003 and January 1, 2004, 30,000 hours of Technical Services each year in connection with the distinctive maintenance and support requirements of the Products and Services in relation to Cycle E (“Annual Support Hours”). For the calendar year of 2002, Annual Support Hours shall be prorated based upon the time between the execution date of this Amendment and December 31, 2002. The Annual Support Hours are subject to the following terms and conditions:

(a)	The hours expended by CSG in relation to (i) project management, (ii) analysis of business requirements, (iii) development and programming, (iv) system testing, (v) system maintenance, (vi) system documentation, (vii) release management, (viii) operations support, and (ix) passer activities, will be counted against the Annual Support Hours allotment.

(b)

The initial number of hours that Customer may utilize in any particular quarter of a calendar year shall be one fourth of the total Annual Support Hours (“Quarterly Hours”). For purposes of this Section 2(b), “Quarterly Support Hours” shall mean the number of hours that Customer may utilize in any particular quarter after Customer has carried over from the previous quarter and/or borrowed from the subsequent quarter in accordance with this Section 2(b). In the event that Customer does not utilize the Quarterly Support Hours during any particular

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

quarter, Customer shall be allowed to carry over unutilized hours into the subsequent quarters. However, the amount of hours carried over pursuant to this section shall not exceed 25% of the Quarterly Support Hours allocated to the then current quarter. Alternatively, Customer may borrow up to twenty five percent (25%) of the Quarterly Support Hours allocated to the subsequent quarter and apply those hours to the then current quarter, provided Customer has not carried over any hours from previous quarter. Any hours requested by Customer, and accommodated by CSG, that exceed the Quarterly Support Hours, shall be billable at the per hour rates set forth in Section 4 of Schedule F.

(c)	The number of hours made available by CSG for any two consecutive quarters (“Committed Hours”) shall be fixed, unless otherwise agreed to by both parties. Customer shall have the option to increase or decrease the number of Committed Hours, provided that Customer provides CSG with three months prior written notice of such increase or decrease. Notwithstanding the foregoing, (a) the decrease in the number of hours shall be no more than 25% of the hours currently available; and (b) in no event can such decrease result in the Committed Hours falling below 4,000 hours. If a decrease in the Committed Hours results in Customer not utilizing all of the initial Annual Support Hours (30,000) in a calendar year, Customer shall be entitled to a credit for any unused Annual Support Hours at $*** per hour. Any increase in the number of available hours shall be mutually agreed to by both parties and shall be billable to Customer at the rate of $*** per hour and shall be paid in accordance with the terms of the Agreement.

(d)	Reimbursable Expenses are additional.

(e)	The parties agree that the senior representatives from Customer’s IT Department and CSG’s EchoStar SBU shall meet on a quarterly basis to review and update Customer’s maintenance and support requirements in relation to Cycle E for the upcoming three (3) quarters.

(f) The fees for Annual Support Hours are set forth in Exhibit A attached hereto.

3.	All licenses previously granted for the Products listed in Section 3(a) below, are, upon the execution of this Amendment replaced with the following:

(a)	The license established by this Amendment shall apply only to ACSR and ACSR HSD, CSG Statement Express™, and CSG Screen Express® (collectively, the “Expanded License Software”).

(b)	In consideration for payment of the fees set forth in Exhibit A attached hereto, CSG hereby grants to Customer a perpetual, non-exclusive, royalty-free license to use the Expanded License Software (the “Expanded License”), subject to the terms and conditions set forth below:

(i)	Customer may use the Expanded License Software in object code form only on workstations that are owned or leased by Customer in the United States, in the Designated Environment for each Product as specified in the Agreement, and only for Customer’s own internal business purposes in connection with the CCS Services;

(ii)	Upon the execution of this Amendment, Customer may make an unlimited number of copies of the applicable Expanded License Software for its use under this Expanded License; provided, however, that Customer shall reproduce all confidentiality and proprietary notices on all such copies;

(iii)	This Expanded License is not transferable, in whole or in part;

(iv)	Except as specifically provided in Section 3 (c) below, Customer will not use, or permit any other person to use, the Expanded License Software to provide any service to, on behalf of, or for the benefit of, any third party other than Customer’s subscribers;

(v)	Except as specifically provided in Section 3(c) below, Customer will not use, or permit any other person to use, the Expanded License Software in a service bureau capacity (e.g., whereby two or more unrelated parties are capable of deriving the benefit of the software from a common or shared computer facility);

(vi)	Customer shall not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the Expanded License Software;

(vii)	The Expanded License granted under this Section is exclusive of any third party software that may be required to operate the software, as identified in Exhibit B attached hereto, for which Customer agrees to be solely responsible for procuring; and

(viii)	Customer acknowledges that its use of the Expanded License shall be limited to 14,000,000 basic subscribers. In the event that Customer’s basic subscribers exceed 14,000,000, additional license fees will be due to CSG.

(ix)	Customer shall be responsible for paying CSG for any and all installation/startup services provided by CSG in relation to the Expanded Licenses granted in this Section 3(b). Such services shall be provided under a mutually agreeable Statement of Work.

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

(c)	CSG acknowledges and agrees that Customer may desire to have third parties access and use copies of the Expanded License Software for the exclusive benefit of Customer, and CSG hereby consents to such third party access, provided that:

(i)	Such third party executes an agreement with CSG substantially similar in form to Attachment 1 of the Thirteenth Amendment;

(ii)	Customer takes all reasonably necessary precautions with such third parties to protect the intellectual property rights of the Expanded License Software;

(iii)	Such third parties’ use of the Expanded License Software is strictly in accordance with the limitations contained in the Agreement as amended by this Amendment;

(iv)	Customer shall be responsible for the acts or omissions of such third parties with respect to their use of the Expanded License Software and shall defend, indemnify and hold harmless CSG from and against any and all claims, suits, liabilities, expenses, attorneys’ fees or damages for any breach by such third party of the terms of the Expanded Licenses or any terms of this Section 3(c); and

(v)	Customer shall be responsible for paying CSG for any and all installation/startup services provided by CSG in relation to the licenses granted in this Section 3(c). Such services shall be provided under a mutually agreeable Statement of Work.

(d)	The fees due to CSG for the Expanded License granted hereunder, for up to 14,000,000 basic subscribers, and the accompanying payment terms are specified on Exhibit A attached hereto.

4.	The parties agree to negotiate in good faith to determine a mutually agreeable service level agreement (“SLA”) for Cycle E and the Cycle E Processing Environment within ninety (90) days of the execution of this Amendment. The SLA shall utilize a matrix to match service level commitments and associated penalties with the importance of a particular business function and the impact of its unavailability on Customer’s operations. The parties agree to a phase in period such that during the first 3 months after CSG has gone live with Cycle E, CSG would suffer no penalties if it fails to meet any new SLA, but otherwise satisfies the old SLA’s. During the next 3 months, CSG would be liable only for one-half of the penalties that would apply under the new SLA. After the 6-month phase in, the new SLA’s will apply and CSG will be liable for the penalties in full for failure to achieve the new SLAs. Furthermore, the parties agree to meet with each other’s technical supervisors on a quarterly basis to review the performance of the Cycle E and the Cycle E Processing Environment and proactively address predicted changes in Customer’s business. The relationship managers will be tasked with addressing these changes and proposing revisions to the SLA to accommodate these changes. In the event that the parties, in good faith, have not reached a mutually agreeable SLA for Cycle E and the Cycle E Processing Environment within ninety (90) days of the execution of this Agreement, beginning October, 1, 2002, Customer will be entitled to receive a penalty of $*** per month until an amendment for an SLA is executed. However, in no event shall such penalty exceed $***.

5.	The disaster recovery plan attached hereto as Exhibit C shall be inserted as Schedule G of the Agreement.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ JOSEPH T. RUBLE	By:	/s/ EDWARD F. ALLWEIN

Name:	Joseph T. Ruble	Name:	Edward F. Allwein
Title:	S.V.P. & General Counsel	Title:	Chief Information Officer
Date:	6/7/02	Date:	6/6/02

3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Exhibit A

Fees

I.	A. Monthly Cycle E Access, Maintenance, and Support Fee

Beginning September 2002 through December 2002	$***
Effective January 2003 and thereafter	$***

Includes the following:

•	Cycle E Access

•	Cycle E Processing Environment

•	Annual Support Hours (as of the execution date of this Amendment 30,000 hours)

Note: Effective upon the execution of this Amendment, the Monthly Maintenance Fee (per subscriber), the Monthly Facilities Management Services Fee, and the Monthly Transaction Processing Fee (per subscriber) in relation to CSG Smartlink, as set forth in paragraph 7 of the Tenth Amendment, shall be included in the Monthly Cycle E Access, Maintenance, and Support Fee as set forth above.

B. Installation and startup services, and the associated fees, in relation to the Cycle E Access and the Cycle E Processing Environment shall be set forth in a mutually agreeable Statement of Work.

II.	A. Expanded License Software and Maintenance

Software	$***
Maintenance	Included in Item I.A above

Payment Terms. The $*** license fee for the Expanded License Software shall be due to CSG immediately upon execution of this Amendment. The Expanded License Software is subject to all of the terms and conditions, including but not limited to the 14,000,000 basic subscriber limit, set forth in paragraph 3 of this Amendment. CSG agrees to give Customer a credit equal to $*** to be applied against Customer’s April, 2002 invoice from CSG.

Effective January 1, 2003, the maintenance fees in relation to all licenses previously granted for ACSR and ACSR HSD, CSG Statement Express, and CSG Screen Express shall no longer be invoiced separately, but instead shall be included in the Monthly Cycle E Access, Maintenance, and Support Fee as set forth in Item I.A above. However, Customer shall still be responsible for such maintenance fees currently billed and owed to CSG as of the execution of this Amendment.

B. Fees for installation and startup services are set forth in Schedule F of the Agreement.

4

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Exhibit B

Third Party Software

1. ACSR

•	Rumba 2000 v 7.0.b.

•	Brixton software products, including, PU2.1.LU6.2, 3270 Client, and LU2.1

2. ACSR/HSD

•	Same as ACSR

5

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Exhibit C

CSG Systems, Inc. Business Continuity/Disaster Recovery Plan

CSG maintains written business continuity plans (BCP) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster. Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG Systems, Inc. to its clients.

For BCP and disaster recovery purposes, CSG Systems, Inc. has categorized all business-critical functions into one of three critical recovery windows. These windows are referred to as Minimum Acceptable Recovery Configurations (MARC I, MARC II, MARC III), with each MARC being defined according to a specific period of time as follows:

•	All MARC I business functions are required to be operational from a BCP standpoint within 48 hours after declaration of a business disaster.

•	All MARC II business functions are required to be operational from a BCP standpoint between day three and day seven after declaration of a business disaster.

•	All MARC III business functions are required to be operational from a BCP standpoint between day eight and day thirty-one after declaration of a business disaster.

In the event of a declared disaster, affecting Customer data, CSG will provide Customer with BCP coverage as follows for the following products and services:

MARC I

CCS

Credit Card Authorization (One Time and Recurring) Services

Host & Distributed Interfaces

Electronic Payment Services (Paybill Advantage)

CSG Statement Express

Print and Mail Services

MARC II

ACSR Code Distribution

MARC III

Collection Services Interfaces

Credit Verification Services

CSG Vantage (NOTE: currently evaluating requirements)

CSG will maintain adequate BCP plans for each of the products and services listed above, and will test those plans an annual basis for accuracy and adequacy.

6

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

NINETEENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Nineteenth Amendment (the “Amendment”) is executed this 6th day of June, 2002, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Now therefore, CSG and Customer agree as follows:

1. Customer desires to use CSG’s ProfitNow!™ on a trial basis through December 31, 2002, and CSG agrees to provide such trial to Customer at no cost, but only through December 31, 2002. Schedule A is amended to include ProfitNow! and Exhibit A-10 attached hereto. In the event that Customer desires to use ProfitNow! beyond December 31, 2002, then, Customer shall notify CSG in writing. Upon receipt of notification by Customer, CSG and Customer agree that the price for the ProfitNow! churn and profitability models starting January 1, 2003, will be $*** per subscriber per month unless otherwise agreed upon prior to December 31, 2002.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ JOSEPH T. RUBLE	By:	/s/ EDWARD F. ALLWEIN

Name:	Joseph T. Ruble	Name:	Edward F. Allwein

Title:	S.V.P. & General Counsel	Title:	Chief Information Officer

Date:	6/7/02	Date:	6/6/02

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Exhibit A-10

CSG PROFITNOW!

1. CSG ProfitNow! includes two modules, Churn and Profitability. The churn module accurately predicts customer behavior and recommends strategies to prevent customer defections. The profitability module identifies cross-sell and up-sell opportunities, and when those offers are most likely to be accepted.

Churn. Churn predicts the probability that a customer will disconnect within 30 days, identifies the reason(s) that a customer will disconnect, and recommends strategies that might keep a customer from disconnecting.

Profitability. Profitability provides a 60-day forecast of a customer’s value and recommends the products or services to which customers are likely to upgrade in order to increase their value.

2. ProfitNow! transactions will be supported through the latest version of the CSG SmartLink™ API.

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TWENTIETH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Twentieth Amendment (the “Amendment”) is executed this 23rd day of December, 2002, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer desires to acquire and CSG wishes to provide the CSG DatavisionTM (a/k/a GreenBar) reporting tool. Therefore, upon execution of this Amendment and for the fees listed in paragraph 3 below, the definition of Products in Schedule B to the Agreement shall be amended to include CSG Datavision and CSG hereby grants a license to Customer to use the CSG Datavision product with twenty-five (25) user IDs. Furthermore:

a.	The following description of CSG Datavision (a/k/a GreenBar) shall be added to Exhibit B-1 (a): The CSG Datavision reporting tool provides a web front end for the RMS reporting system. CSG Datavision allows much greater flexibility in retrieving and presenting the RMS report data. Additionally, Customer will be able to administer the number of users on the system as well as which reports each user has access to. With CSG Datavision, Customer can view data in HTML format and download or export this data in CSV format.

b.	Attachment 1 outlines the service level standards CSG agrees to provide for CSG Datavision. Should Customer require different retention settings than those provided in the service level standards, CSG shall work with Customer to lengthen or shorten such settings based on Customer’s business needs. The lengthening of retention settings may result in additional charges to Customer.

c.	Attachment 2 provides the reports that shall be made available to Customer as of the date of execution of this Amendment. Attachment 3 (the “Report List”) lists all reports currently offered by CSG. Substitutions of reports in Attachment 2 from the Report List may be made by Customer upon thirty (30) days written notice to CSG. Increasing the number of Reports in either Attachment 2 or Attachment 3 will be subject to additional fees to be set forth in a mutually agreed upon writing.

[THIS SECTION LEFT INTENTIONALLY BLANK]

1

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

d.	Schedule F shall be amended to include the following fees for CSG Datavision:

Item/Description	Unit of Measure	Price
I. CSG Datavision
A. Set-Up Fees
1. Initial Set-Up (Note 1)	One Time	Quote
2. New Report Set-Up	Per Request	Quote
B. User Fee (Note 2)
1. First twenty-five (25) User Ids	Monthly	$***
2. Additional Block of 5 users	Monthly	$***
C. Storage
1. Additional Disk Storage above 21 GIG and below 35 GIG (per GIG, minimum of $***)	Monthly	$***
2. Additional Disk Storage beyond 35 GIGe (per GIG, minimum of $***	Monthly	Quote

Note 1:	CSG Datavision initial set-up services shall be documented in a separately executed Statement of Work.

Note 2:	User IDs beyond the first twenty-five (25) must be purchased in increments of five (5) User IDs.

2.	CSG agrees to FTP the CPSD-030 and CPSD-332 Reports to Customer on a daily basis at no additional cost to Customer. Should Customer require the FTP of additional reports the fee, on a monthly basis, shall be $*** per report.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ JOSEPH T. RUBLE	By:	/s/ EDWARD F. ALLWEIN

Name:	Joseph T. Ruble	Name:	Edward F. Allwein

Title:	S.V.P. & General Counsel	Title:	Chief Information Officer

Date:	12/24/02	Date:	12/23/02

2

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Attachment 1

1.	CSG Datavision shall be available for on-line access ** ***** *** *** **** **** *** **** with the following exceptions:

a.	CSG Datavision maintains a weekly maintenance window on Friday from 7:00 PM to 10:00 PM Central Time.

b.	CSG Datavision maintains a monthly maintenance window on the second calendar Sunday from 8:00 AM until 5:00 PM Central Time. In both cases on a) and b) such windows may or may not affect Customer’s operating environment. In both cases, the entire window may or may not be used.

c.	Between the hours of *** ** *** *** ** Central Time new report data is being processed and loaded into the CSG Datavision application. During this time, there will be time periods where specific reports will not be available. CSG will make available a target schedule of report unavailability during this period so Customer is able to schedule work times during this period.

d.	CSG is not liable for exceptions that may cause a delay in the availability of new reports. These may include:

•	Database passers

•	PC macros

•	Agent transfers

•	Prin merges

•	Programmatic non-monetary changes which may create abnormally high update/load volumes

•	Development implementation where a reload may be required to extract historical data

•	Database loads or reloads resulting from:

•	Conversions/Deconversions

•	Addition of CCS Systems, Principals and/or Agents

•	Other cycle activity which may require modification of daily database update/load parameters

•	Cycle transfers, cycle moves, or cycle spreads

•	Client-included data anomalies

In the event CSG and Customer find the CSG Datavision platform is out of synchronization with CCS, reasonable efforts will be made to correct the data at a time mutually agreeable to CSG and Customer. If a code modification is required to correct the root cause, correction of the data will be initiated at a time mutually agreeable to CSG and Customer after implementation of the corrected code.

2.	CSG will commit to making current reports available *** * hours after RMS cycles.

3.	Daily reports will be retained for a period of ***** calendar days. Specifically, the most current day plus the *** * previous days reports will be available. With respect to monthly reports, the reports will be available until the next month’s reports are loaded such that only the current month’s monthly reports are available.

4.	CSG will commit to a monthly CSG Datavision system uptime of *** excluding scheduled downtime as outlined in items a), b) and c) above. CSG will make a commercially reasonable best effort to achieve *** computer uptime on a monthly basis.

3

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Attachment 2

REPORT #	REPORT DESCRIPTION
CPMM-004	Total Service Codes Statistics
CPMM-302	Basic Service Code Statistics
CPPM-010	Event Order Royalty Report
CPRM-006	Royalty Accounting Report
CPSD-030	Unposted Monetary Items
CPSD-100	Ledger Activity Report
CPSD-130	Daily Charge Off Activity
CPSD-146	Monetary Activity by Service Code
CPSD-310	Daily Payment Batch Recap
CPSD-332	EFT Activity Report
CPSM-034	Potential Refunds Report
CPSM-214	Monthly Delinquency Report
CPSM-216	Disconnected Delinquent Accounts
CPSM-300	Accounts Receivable Journal
CPSM-302	Monthly Monetary Transaction Activity
CPSM-304	Monthly Adjustment by Reason
CPSM-306	Payment Adjustment Composition Report
CPSM-308	Monthly Earned and Unearned Revenue
CPSM-310	Payment Batch Recap
CPSM-318	Financial Summary Report

4

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Attachment 3

REPORT #	REPORT DESCRIPTION
CPMM-004	Total Service Codes Statistics
CPPD-080	Daily Event Orders
CPPM-010	Event Order Royalty Report
CPRM-006	Royalty Accounting Report
CPSD-010	Non-Monetary Edit List
CPSD-014	Monetary Entry List
CPSD-016	Tape Transmittals Accepted
CPSD-018	Tape Transmittals Rejected
CPSD-022	Monetary Tran Journal
CPSD-024	Reports of Adjustments
CPSD-026	Non-Monetary Journal
CPSD-028	Unposted Nonmon Items
CPSD-030	Unposted Monetary Items
CPSD-036	Credit Card Billing Report
CPSD-080	Subscriber Exceptions
CPSD-082	Subscriber Exceptions
CPSD-084	Subscriber Exceptions
CPSD-086	Subscriber Exceptions
CPSD-100	Ledger Activity Report
CPSD-108	Subscriber Cash Refund Report
CPSD-110	Daily Letters Report
CPSD-130	Daily Charge Off Activity
CPSD-140	Adj Research Report – PPV
CPSD-142	Adj Clearance Report
CPSD-144	Adj Exception Report
CPSD-146	Monetary Activity by Service Code
CPSD-148	Miscellaneous Adj Research Report
CPSD-180	Duplicate Tax ID Report
CPSD-266	Monetary Transfer Summary
CPSD-268	Account Transfer Audit
CPSD-310	Daily Payment Batch Recap
CPSD-312	Recurring Credit Card Declines Report
CPSD-314	Recurring Credit Card Resubmit Report
CPSD-324	Credit Card Payment Report
CPSD-332	EFT Activity Report
CPSD-334	CVI Processing Activity Report
CPSM-214	Monthly Delinquency Report
CPSM-216	Disconnected Delinquent Accounts
CPSM-232	Bulk Billing Report
CPSM-290	Active Charged Off Accounts
CPSM-300	Accounts Receivable Journal
CPSM-302	Monthly Monetary Transaction Activity
CPSM-304	Monthly Adjustment by Reason
CPSM-306	Payment Adjustment Composition Report
CPSM-308	Monthly Earned and Unearned Revenue
CPSM-310	Payment Batch Recap
CPSM-318	Financial Summary Report
CPSM-354	Import Audit Tax Type Summary by State
CPSM-356	Sales Tax Register – Summary
CPSM-360	Sales Tax Register – State Recap

5

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

REPORT #	REPORT DESCRIPTION
CPWD-012	Work Orders Rejected
CPWD-042	Work Orders Completed

6

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TWENTY-FIRST AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Twenty-First Amendment (the “Amendment”) is executed this 31st day of January, 2003, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer desires to archive its CCS reports on CD-ROM/DVD instead of microfiche. Therefore, the fees listed in Paragraph 2, below, shall be added to the CCS Video – Ancillary Services section of Schedule F.

2.	Schedule F shall be amended to include the following fees for Reports on CD-ROM/DVD:

Item/Description	Unit of Measure	Price
I. Reports on CD-ROM/DVD
A. Processing Fee (excludes postage)	Monthly
1. First 12,000,000 Subscribers	Monthly	$	***
2. Each Incremental 1,000,000 Subscribers (Note 1)	Monthly	$	***
3. Duplicate CD/DVD (per CD or DVD, excludes postage)	Per Request	$	***

Note 1: The incremental Processing Fee shall be paid upon Customer exceeding the threshold for the previous tier by one subscriber (i.e. Upon Customer reaching 12,000,001 monthly Basic Subscribers, Customer shall pay an additional $*** per month, and so forth.

3.	The rate for duplicate CD-ROM or DVD for statement archival as reflected in Section I.E.1 of the CCS Print & Mail Services Fees Section of Schedule F shall be replaced with $***.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ JOSEPH T. RUBLE	By:	/s/ EDWARD F. ALLWEIN

Name:	Joseph T. Ruble	Name:	Edward F. Allwein
Title:	S.V.P. & General Counsel	Title:	Chief Information Officer
Date:	2/3/03	Date:	1/31/03

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TWENTY-SECOND AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Twenty-Second Amendment (the “Amendment”) is executed this 20th day of January, 2003, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

Customer desires and CSG agrees to allow for up to two (2) Converter Batch Uploads per month to Customer at no charge. Customer agrees that any unused free Converter Batch Uploads will not carry over to a future month and that any Converter Batch Uploads required beyond two per month will be invoiced at CSG’s current standard pricing per the Agreement.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ PETER E. KALAN	By:	/s/ EDWARD F. ALLWEIN

Name:	Peter E. Kalan	Name:	Edward F. Allwein
Title:	CFO	Title:	CIO
Date:	1/22/03	Date:	1/20/03

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TWENTY-THIRD AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Twenty-Third Amendment (the “Amendment”) is executed this 31st day of January, 2003, and is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer desires to increase its On-Line Data Storage Allowances. Therefore, for the fees listed in paragraph 2(d.) below, Item I.A., CCS Video Service Fees, of Schedule F shall be amended to include the following:

(a)	The number of Details stored on-line monthly per subscriber shall be increased by ninety-five (95), from ***** to ******.

(b)	The number of Memos stored on-line monthly per subscriber shall be increased by twenty (20), from ***** to *****.

(c)	The number of Statements stored on-line monthly per subscriber shall be increased by eleven (11), from ***** to *****.

(d)	The number of Inactive subscribers on file stored on-line monthly per active account shall be increased by seven-tenths (0.7), from *** to ****.

(e)	The fees for the increases in On-Line Storage Allowances in paragraph 2(a)-(c) above shall be $*** per month.

2.	This Amendment shall go into effect upon CSG’s receipt of Customer’s payment of Special Invoice #005142.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ JOSEPH T. RUBLE	By:	/s/ EDWARD F. ALLWEIN

Name:	Joseph T. Ruble	Name:	Edward F. Allwein
Title:	S.V.P. & General Counsel	Title:	Chief Information Officer
Date:	2/3/03	Date:	1/31/03

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TWENTY-SIXTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Twenty-Sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer desires to increase its capacity headroom to the existing LPAR processing Cycle E to eighteen percent (18%) from May 1, 2003 through August 31, 2003 (the “Increased Capacity Term”). As a result, for the fees set forth below which represent CSG’s good faith estimate of CSG’s incremental vendor costs (derived from the number of additional MIPS multiplied by the vendor’s fee per MIP) associated with accommodating Customer’s request described in this Amendment, CSG shall increase the capacity headroom to the existing LPAR processing Cycle E to eighteen percent (18%) during the Increased Capacity Term. In the event Customer wishes to terminate the additional capacity prior to the expiration of the Increased Capacity Term, Customer shall provide CSG with thirty (30) days prior written notice. Upon receipt of Customer’s written notice, CSG shall use commercially reasonable efforts to re-deploy the additional capacity during the remainder of the Increased Capacity Term. If CSG is able to re-deploy the additional capacity, Customer shall not be responsible for the remaining monthly fees (set forth below) associated with the additional capacity. However, if CSG is unable to re-deploy the additional capacity, Customer agrees to pay the remaining monthly fees through the expiration of the Increased Capacity Term. In the event Customer wishes to maintain or increase the capacity after the expiration of the Increased Capacity Term, the parties shall negotiate in good faith and execute such agreement in writing.

2.	As specific consideration for the mutual promises made, and benefits conferred, pursuant to the terms and conditions herein, CSG shall apply the $*** penalty, set forth in Paragraph 4 of the Eighteenth Amendment, to the fees set forth below for the increase in capacity headroom in two equal installments of $*** each, to be applied against amounts billable in May and June of 2003. However, the parties agree to continue to negotiate in good faith to complete the new Service Level Agreement by June 30, 2003.

3.	Customer shall pay the following fees during the Increased Capacity Term, the invoicing of which shall commence on May 31, 2003:

Monthly Increased Capacity Headroom Fee	$***

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ Dr.-Ing. Germar Schaefer

Name:	Edward C. Nafus	Name:	Dr.-Ing. Germar Schaefer
Title:	Pres., Broadband Services	Title:	SVP, Chief Information Officer
Date:	5/23/03	Date:	5/22/03

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TWENTY-SEVENTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Twenty-Seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	The following is inserted as a new Section 34:

While this Agreement is in effect, CSG shall comply with the performance standards (and any remedies associated therewith) as set forth in Schedule G.

2.	The performance standards set forth on pages 52-57 of the Agreement are deleted in their entirety and replaced with the performance standards set forth in Schedule G attached hereto.

3.	All references to “CSG Datavision” shall be replaced with “CSG Vantage Plus.”

4.	Upon CSG’s receipt of the relevant performance data, CSG and Customer shall mutually agree upon performance standards (system availability, response time and penalties) for Gateway – FMS and CSG Smartlink which shall be added to Schedule G pursuant to a written amendment to the Agreement.

IN WITNESS WHEREOF, the parties execute this Amendment.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ Peter E. Kalan	By:	/s/ Dr.-Ing. Germar Schaefer

Name:	Peter E. Kalan	Name:	Dr.-Ing. Germar Schaefer
Title:	CFO, S.V.P.	Title:	SVP, Chief Information Officer
Date:	11/19/03	Date:	11/18/03

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

SCHEDULE G

PERFORMANCE STANDARDS AND REMEDIES

[Redacted for Confidential Treatment]

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Exhibit G-1

Performance Remedies

[Redacted for Confidential Treatment]

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

Except for use of the following components upon the request of Customer*, the components set forth below will not be used to calculate the percentage of the MIPS Allowance consumed by Customer:

Component	Description
PRDBAT	Production batch workload usage
TSTONL	Test On-line workload usage by CSG and Customer
TSTBAT	Test batch workload usage by CSG
HOTTBAT	Higher performing workload class designed to provide better throughput performance for production batch that is critical in nature
TSO	Test and Production workload usage for submitting, editing CSG batch jobs

*	Requests by Customer for use of a component can only be made via a change notification process with four (4) hours advance notice. Requests can only be made by the following members of Customer’s IT department: Senior Manager of Billing, IT Director, or IT Vice President.

3.	Service Level Credits for Other Performance Standards. Subject to the terms set forth in Schedule G, CSG failure to meet the performance standards set forth in Sections 2.3 – 2.9 shall result in the following Service Level Credits:

Application / System	Unit of Measurement	Penalty
ACSR – Code Table Server Updates	Minutes updates to site server were not performed pursuant to Section 2.3.	$*** per minute updates missed
Vantage – Availability	Minutes	Peak: $*** per minute Non Peak: $*** per minute
Datavision – Availability	Minutes	Peak: $*** per minute Non Peak: $*** per minute
Daily Data Extract – Availability	Days per Month updates were not performed via SLA.	$*** per day SLA missed
Lockbox Processing	Days after deadline	$*** per day SLA missed
Statement Processing	Days after turnaround commitment	$*** per day SLA missed

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TWENTY-EIGHTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Twenty-Eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

Pursuant to the Twenty-Sixth Amendment, and for the fees set forth in Paragraph 3 of that Amendment, Customer desires and CSG agrees to extend the Increased Capacity Term to the existing LPAR through November 30, 2003.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ Scott D. Goodyear	By:	/s/ Dr.-Ing. Germar Schaefer

Name:	Scott D. Goodyear	Name:	Dr.-Ing. Germar Schaefer
Title:	V.P., EchoStar SBU	Title:	SVP, Chief Information Officer
Date:	9/12/03	Date:	9/5/03

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

TWENTY-NINTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Twenty-Ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer desires to utilize CSG’s recurring services of Card Account Update and Address Change Service. Therefore, for the fees set forth below, upon execution of this Amendment, Schedule A of the Agreement shall be amended to include Card Account Update and Address Change Service and Exhibit A-4 (d) attached hereto.

a.	Card Account Update (sponsored by Visa). The basic Card Account Update Service will track and report replacement VISA and MasterCard cardholder account numbers and expiration dates and automatically update them during the month a subscriber’s credit card expires for Customers that use Chase Merchant Services for recurring credit card processing.

b.	Address Change Service (also known as Postal Endorsement) is an automated service used by the USPS to provide electronic address updates to it’s customers. Instead of receiving returned mail pieces to our site for address updates, the USPS will provide CSG with an address file, and CSG will automatically update the “bill to” information for your disconnected subscribers.

2.	Schedule F shall be amended to add the following fees:

a.	CSG shall provide Card Account Update services for the following fees:

Description of Item/Unit of Measure	Frequency	Fee
Startup	Per Request	(Note 1)
Per Transaction Fee	Monthly	$***

Note 1: Customer shall use three hundred seventy-six (376) of Customer’s Annual Support Hours for the startup of Card Account Update services.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

b.	CSG shall provide Address Change Services for the following fees:

Description of Item/Unit of Measure	Frequency	Fee
Postal Endorsement – Address Change Services for disconnected subscribers (per item processed)	Monthly	$	***
Postal Endorsement – Address Change Services for connected subscribers (per item processed) (Note 1)	Monthly	$	***

Note 1: The functionality to automatically update the “bill to” information for Customer’s connected subscribers has not yet been implemented as of September 8, 2003. The implementation date is TBD.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ Scott D. Goodyear	By:	/s/ Dr.-Ing. Germar Schaefer

Name:	Scott D. Goodyear	Name:	Dr.-Ing. Germar Schaefer
Title:	V.P., EchoStar SBU	Title:	SVP, Chief Information Officer
Date:	10/29/03	Date:	10/28/03

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

EXHIBIT A-4 (d)

Card Account Update (also known as Visa’s Relationship Manager Service)

1.	Card Account Update. CSG will provide to Customer, and Customer will purchase from CSG, all of Customer’s requirements for those data processing services, which automatically refresh VISA and MasterCard cardholder account numbers and expiration dates for merchants that use Chase Merchant Services for recurring credit card processing (the “Card Account Update Service”).

2.	Requirements. Customer must use Chase Merchant Services for recurring credit card processing in order to utilize the Card Account Update Service. Customer acknowledges that Customer and Chase Merchant Services must execute an Amendment to the Merchant Bankcard Processing Agreement entered into between Customer and Chase Merchant Services before Customer may use the Card Account Update Service. Customer also acknowledges that the Card Account Update Service must be used with either CSG’s CCS/BP (formerly CCS®) or ACSR® systems. In addition, Chase Merchant Services will register Customer with and be responsible for the applicable card association(s) for the card account update service.

3.	Use of Credit Information. Customer agrees that it shall keep all information and data accessed through the Card Account Update Service strictly confidential. Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, and (v) government licensing, or for other “permissible purposes” as defined by the FCRA, and will neither request nor use any such information for any other purpose.

4.	Intellectual Property.

a.	No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Card Account Update Service.

b.	Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of VISA, Chase Merchant Services, MasterCard, or their respective affiliates, whether registered or unregistered, without the prior written consent of the applicable party.

c.	Ownership of Credit Data. Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of CSG’s provider of the Card Account Update Service. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

5.	Data Accuracy. Customer acknowledges that the Card Account Update Service is only accurate to the extent a Card issuer participates in the service and that many Card issuers do not participate in the service. Furthermore, Customer Acknowledges that CSG is not responsible in any way for the accuracy or the completeness of data which may be accessed as part of this service. At this time, VISA and Mastercard are the only credit card types offering the service of tracking and reporting replacement credit card numbers and expiration dates.

6.	Termination. Visa and or Mastercard may terminate Customer’s participation in the Card Account Update Service, or terminate the service in its entirety, at any time. Chase Merchant Services’ bankcard processing relationship with Customer, and thus the Card Account Update Service, may be terminated at any time pursuant to the terms and conditions set forth in Merchant Bankcard Processing Agreement entered into between Customer and Chase Merchant Services. CSG assumes no liability of any kind that arises out of the termination of Customer’s participation in the Card Account Update Service by either Visa or Chase Merchant Services.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

THIRTIETH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C. (f.k.a. ECHOSTAR SATELLITE CORPORATION

This Thirtieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C. (f/k/a. EchoStar Satellite Corporation) (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer’s name shall be amended by replacing “EchoStar Satellite Corporation” with “EchoStar Satellite L.L.C.”

2.	Customer desires and CSG agrees to extend the terms of the Agreement for CCS Services for Video and High Speed Data. Therefore, Section 18 of the Agreement (as amended by paragraph 1 of the Tenth Amendment) shall be deleted and replaced with the following:

“Term. This Agreement shall be effective on the date of execution by the parties (the “Effective Date”). This Agreement shall remain in effect until two (2) years from the first of the month immediately following execution of this Amendment, unless earlier terminated pursuant to Section 19. The term of any specific license for the Products and the term for any specific Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminate pursuant to Section 19 of this Agreement.”

3.	********** ** ********* ***.

a.	****** ******. **** ********* ** **** ********* *** ******* *** ***** **** ** ********* ****** **** ******* *** * ****** ***** *** ******** ** *** ***** ********** ******. ******* ********* *** ******** * *********** *** **** * ***** ***** ******** **** ******* *** ***** *** **** ****** *********** *****. ****** **** ********** ***** *** **** ********* ******* ** ** ******* *** **** ** **** *** ***** *** ********* ** *** *********** ****** ** ********* **** **** *******.

b.

*********** ********. ****** *** ***** ***** ** ***** ** *** ********** ****** *** ******* ***** *** ******* ***** ******** * ********* ** ***** *********** * ** *********** ***** ***** ******* ** ******* ******** *********** ***** *** *** ******* ** *** ** ********* ******* ** ****** * ******* ******** ** ******** **** ***** **** *** ******** ***** ******** ****** ************ *** ******* ***** *** *** ******** *********** *** *** ** ***** *** ******** *** ******** ***** *** ** *** ***** ******** ** **** ***** *** *** *******. ****** *** ******* ***** ******** **** **** *** *********** ** ******** *** ******** ***** ******* ********* ***** ********* ***** **** ** ********* ** *** ******* ***** ** *** ********** ** *** ******* *****. **** ********** ** *** ********** ***** ** *** ******* ******** ************ **** **

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

********** ******* *** ** **** ** *** ********* *****. ** ********* *** ******* *** ******** ***** ** ******* ** ****** ** ********* ****** *** * ****** *****. **** ********** ** *** ******** ** *** ********** ***** **** ******** *** ******* *** ******* *** ******** ** *** ******** ***** **** ******* ** *** *********** ** ************** ** ******** ***** *** ********** ***** ************** ** *** *** ********. *** ****** ** ****** **** *************** ********* **** *** ******** ** *** ******* ** ********* *** ******** ******** ** *** ********** *****. *** ******** ******** **** ** *** ********** ********* ** *** ********** ***** ******* **** *** *** ******* *** ******** ** **** ******* *.

c.	********* ************. **** ********** ** *** ******* ***** *** ******* *** ********* ** ********** ****** ********* ****** *** ** ****** *** *********** ***** ** ** ********* *** ******* ** *** ********** *****. ******** **** *** ******** ** *********** ******* ******** ********* ** ********* ** ******** ** ********* **** ******* ** ********* ***** ******* *** ********* *********** ** ** ******* *** ******* ** **** ********* ** ********* **** *** ****** *** ******* ******** **** *** ***** * ***** ******** ********* ******* ********** *** ******* ********* **** *** ******** ** *** ********** *****. ***** ******* ** *** ******** ******** ** *** *********** ***** *** *** **** *** ********* ** *** ********** ****** ** ******* ******** **** * ******* ******** *****. * ******** ***** ********* ** *** ***** *** ********** ** *** ********* ****** *** ** ****** ************** *** ******** ***** **** ** ******* ************ ** *** ***** **** ******* *. ** *** ***** **** *** ******** ******** *** * ******* ******** **** *** ***** * ********* ***** ******** *** ****** *** ** ******** **** ***** ******** ** **** ******** ***** ******* *** *** ******* ****** *** ********* ******* **** ******** ********** ** * ******** ***** ** *********** **** *** ***. *** ******* ***** ***** *** ******* ** ****** *** *** ******** ** ******* ** ***** **** *** ** ******** **** ***** ********** ** ********. ******* **** ******* ************ *** ********** ****** *** *** ********* ******* ********** ***** **** ******* ***** ** ********. ***** ******* ** * ****** ******** ***** ***** *** ******* **** ***** *** ** ******** **** ** ****** * ****** *** ******** ***** ** ******* *** ***** ** ****** *********** ** * ********** ********* ***** *** ** **** ***** ** ******* ******** **** *** ***** * **** ********* **************** *** ************* ** *** ******* **** **** ****** ******** *********** * ******** *****. ** *** ***** ******** ***** ** ******* ** *** ****** *** ** ******** **** *** ******** ***** ***** ** ***** ******** ** ********. ******** ************ **** *** **** **** *** ***** ** ******* ********* * * ***** ********* *** **** ** ******** ********* *** ** *** ********* *** ** ****** ********* ** *** **** *** ******** ***** ** ***** ******** ** ********* **** *** ********* ********.

4.	Section 14 (“MOST FAVORED NATIONS”) is deleted in its entirety and replaced with “[RESERVED].”

5.	Section 23 is amended by inserting the following sentence:

For purposes of this Section 23, “Mail Services” shall mean mail services provided via the U.S. Postal Service.

6.	Any and all references in the Agreement to “Basic Subscriber” shall be deleted and replaced with “Active Subscriber.” For purposes of the Agreement, the term “Active Subscriber” shall mean any subscriber residing in a revenue generating system principle that is reported on the CPSM 318 report on the last day of CSG’s current billing cycle as an active account. To be defined as an active account, the account must have an External Status of Blank/Normal and a Cycle Code not equal to “00”.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

7.	Section 4, Adjustment to Fees, shall be deleted in entirety and replaced with the following:

ADJUSTMENT TO FEES. CSG shall increase any of the fees specified in this Agreement one and ******** percent (***) beginning the first month after execution of this Amendment. Thereafter, upon thirty (30) days prior written notice, on the first anniversary date of the application of the Adjustment to Fees, CSG may increase such fees annually by an amount equal to the lesser of ***** percent (**) or 100 percent (100%) of the percentage increase in the Consumer Price Index, Urban Consumers, All Cities Averaged 1982-84 Equals 100 during the prior calendar year as published by the U.S. Department of Labor or any successor index.

8.	Effective the first of the month following execution of this Amendment, Schedule F is amended as follows:

a.	The Number of Basic Subscribers table and the BSC (Basic Subscriber Charge) as defined in Section I.A, as amended by the second paragraph of the Tenth Amendment shall be deleted in entirety and replaced with the following:

Number of Active Subscribers	Active Subscriber Charge (ASC)[1]
* – *	$***
* *** *****	$***

[1]	The ASC, as noted, is intended to apply incrementally. As an example, Customer shall pay $*** for the first 9,500,000 Active Subscribers, and shall pay $*** for any Active Subscribers above 9,500,000. These fees are subject to the rate increases as defined in Paragraph 7 above.

b.	Any reference to BSC in Schedule F shall be changed to ASC.

c.	As a result of changing Customer from a Basic Subscriber concept to an Active Subscriber concept, Customer’s Monthly On-Line Allowance Per Subscriber computation will result in lower allowances. Therefore, the following changes shall be made to Customer’s Monthly On-Line Allowance per Subscriber:

•	The number of Details stored on-line monthly per subscriber shall be increased from ****** to ******.

•	The number of Memos stored on-line monthly per subscriber shall be increased from ***** to *****.

•	The number of Statements stored on-line monthly per subscriber shall be increased from ***** to *****.

•	The number of Work orders stored on-line monthly per subscriber shall be increased from **** to *****.

•	The number of Inactive subscribers on file stored on-line monthly per subscriber shall be increased from **** to ****.

d.	Within sixty (60) days from the execution date of this Amendment, CSG agrees to negotiate a mutually acceptable methodology for on-line storage allowances.

e.	The following fees shall be included in the ASC and, thus, shall no longer be charged separately to Customer:

•	Selects (excluding output)

•	Mass Adjustments

•	Expand Bill Codes-Monthly charge

•	Expand Bill Codes-Monthly Charge per Subscriber (subscribers who exceed 24 billing codes)

•	Vantage – Static Tables – Monthly Load Fee

•	Vantage – Static Tables – Monthly Disk Storage

•	Vantage – Video Monetary Tables – Monthly Processing Fee

•	Vantage – Video Monetary Tables – Monthly Disk Storage

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

•	Vantage Tables – HSD

•	Intermediate Table SP for Renewal Report

•	SQL Net Access and Processing

•	Cycle size per System Site less than 550 statements

•	Electronic Bill Payment Services (Paybill Advantage) Maintenance fee

•	Credit Card Processing Maintenance fee

•	ESP Processing Fee

•	ESP Print Suppression Fee

f.	The following fees shall be included in the ESP® Processing Fee – Legacy Statement Upgrade and, thus, shall no longer be charged separately to Customer:

•	Mail Preparation (Handling) Fee

•	Customized Statement Usage *

•	Custom Carrier Envelope Usage *

•	CSG Statement ExpressTM – Monthly Processing Fee (includes a maximum of sixty (60) months of storage

*	See Paragraph 8.f below regarding Custom form usage for further explanation.

g.	The ESP® Processing Fee – Legacy Statement Upgrade First Physical Page processing fee table, as defined in Paragraph 2 of the Fifteenth Amendment shall be deleted in entirety. Customer shall pay $*** per statement for Physical Statement Generation. Customer understands that this fee shall include the following with respect to statement paper and envelopes:

•	Paper - 8 ½ x 11, 20#, up to four pre-printed colors

•	Standard #9 remit envelope, pre-printed with Customer’s logo in up to two colors with an inside tint.

•	Standard #10 carrier envelope pre-printed with Customer’s logo in two colors.

•	A minimum three-month order on all forms.

h.	Within ninety (90) days from the execution date of this Amendment, CSG agrees to use commercially reasonable efforts ** ******* *** ******* ***** *********** ** ******* *** *** ********, which allows for gray scale printing.

i.	Effective January 1, 2005, the ESP® Processing Fee – Legacy Statement Upgrade First Physical Page processing fee for Physical Statement Generation, as defined in Paragraph 8.f above shall be $***. Thereafter, this fee shall be subject to the Adjustment to Fees section of the Agreement.

j.	The ESP® Processing Fee – Legacy Statement Upgrade Additional Physical Pages fee as defined in Section 5.I.C shall be $***. Customer understands that this fee shall include the same paper as defined in Paragraph 8.f above. Thereafter, this fee shall be subject to the Adjustment to Fees section of the Agreement.

9.	CSG agrees to negotiate, in good faith, on a revised postage deposit methodology that will be mutually satisfactory to CSG and Customer. Agreement on a revised postage deposit methodology shall be made no later than sixty (60) days from the execution date of this Amendment.

10.	Customer desires to discontinue use of CSG Screen Express TM on a future date. According to Exhibit A of the Eighteenth Amendment, the maintenance fees in relation to the licenses granted to Customer are no longer invoiced separately to Customer and are, instead, included in the Monthly Cycle E Access, Maintenance, and Support Fee. CSG has determined that the portion of this monthly fee attributable to CSG Screen Express TM is $***. Therefore, the Monthly Cycle E Access, Maintenance, and Support Fee, which currently is $***, shall be reduced by $*** to $***. Effective in the month following written notification by Customer of their desire to discontinue use of CSG Screen Express TM, CSG shall reduce the Monthly Cycle E Access, Maintenance, and Support Fee

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

To $*** subject to any applicable rate increases that may have occurred between execution of this Amendment and the notification date.

Should Customer choose to activate CSG Screen Express TM at any time in the future, Customer shall not be required to pay an additional license fee; provided, however, that for any workstations so activated, Customer shall be responsible for paying all applicable maintenance fees for each month where maintenance was not paid at the rate of $*** per month times the number of months that would have been in effect during such maintenance periods.

11.	Customer has requested various Annual Support Hours projects listed in the attached Appendix A. Upon execution of a mutually agreeable SOW for each project, CSG agrees to complete and deliver such projects in accordance with the terms and conditions set forth in the applicable SOW(s) and any Change Order(s) executed by the parties.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE L.L.C. (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ Dr.-Ing. Germar Schaefer

Name:	Edward C. Nafus	Name:	Dr.-Ing. Germar Schaefer

Title:	Pres., Broadband Services	Title:	SVP, Chief Information Officer

Date:	2/5/04	Date:	2/4/04

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

APPENDIX A

Annual Support Hours Projects

**** ****** ******* ****** *** *******:	***** ***** *****: *****

****** ****

********** ***** *********	****	****** ****
******* ********* ** *****	***	*** ****
**** **** *********	****	**** ****
***** ******	***	*** ****
*** *** ******** **** ********	****	***
******* **** ***********	****	********* ****
**** **** ******* *****	****	******** ****
****** *********** *** ****** ****	***	******* ****
******* ********** *** *** ********** *******	****	******* ****
**** ******* *********	****	******** ****
************** ******** ** ******** **** ** **	***	***** ****
********* ******	**	****** ****
** ****** *********** *** ******	****	******** ****
*** *********	***	***** ****
****** ***** ******* ******	****	***
***** ******* *** *****	***	******* ****
** ********* ******* **** ****** *** ***	****	******* ****
**** ********* ***********	**** *****	***
**** *** ***********	*****	******** ****

******** ********** *********** *********** *******:	**** ***** ******: ***
**** *** ****** *** *********** ******	****
*** ***** **	****
******** ********* ***** *** ******** *******	***
******** ****** *** ******	****

****** *** ****** ********:	***** ***** ******: ***
********** ****** ** ***	***
**** ****** *******	****

******* ********** ***** ******* ********:	**** ***** ******: ****
***** ** *** ** *********** *********	****
******* *****	****

*** ****** ******** ******** ********:	**** ***** ******: **
*********** *** ********	***
**** *********	****
******* **** ****** *** ****** ***** ****	****

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

THIRTY-FIRST AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE CORPORATION

This Thirty-First Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite Corporation (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

Pursuant to the Twenty-Sixth Amendment, and for the Monthly Increased Capacity Headroom Fee set forth in Paragraph 3 of that Amendment, Customer desires and CSG agrees to extend the Increased Capacity Term to the existing LPAR through February 29, 2004.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE CORPORATION (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ Dr.-Ing. Germar Schaefer

Name:	Edward C. Nafus	Name:	Dr.-Ing. Germar Schaefer
Title:	Pres., Broadband Services	Title:	SVP, Chief Information Officer
Date:	1/20/04	Date:	1/14/04

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

THIRTY-THIRD AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Thirty-Third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C. (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. In consideration of Customer’s agreement to settle invoice disputes specifically set forth in the CSG/EchoStar 2003 Invoice Dispute Resolution Proposal executed by the parties on January 8, 2004, CSG has agreed to provide Customer four thousand (4000) hours of Technical Services at no charge (excluding Reimbursable Expenses) to be used by Customer by December 31, 2004 (“Consulting Hours”). The terms and conditions (including the estimated number of hours and timeline for each project) shall be set forth in a mutually agreeable Statement of Work. All Technical Services requested by Customer counting towards the Consulting Hours shall be completed prior to December 31, 2004. Any Consulting Hours remaining after December 31, 2004 shall be forfeited by Customer.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE L.L.C. (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ Dr.-Ing. Germar Schaefer

Name:	Edward C. Nafus	Name:	Dr.-Ing. Germar Schaefer
Title:	Pres., Broadband Services	Title:	SVP, Chief Information Officer
Date:	3/9/04	Date:	3/5/04

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

“Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.”

THIRTY-FIFTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Thirty-Fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C. (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Pursuant to the Twenty-Sixth Amendment (as modified by the Thirty-First Amendment), and for the Monthly Increased Capacity Headroom Fee set forth in Paragraph 3 of that Amendment, Customer desires and CSG agrees to extend the Increased Capacity Term to the existing LPAR through March 31, 2004.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE LLC (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/s/ Dr.-Ing. Germar Schaefer

Name:	Edward C. Nafus	Name:	Dr.-Ing. Germar Schaefer
Title:	Pres., Broadband Services	Title:	SVP, Chief Information Officer
Date:	3/9/04	Date:	3/5/04

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES

OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION

WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES